UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05739

Name of Fund: BlackRock MuniEnhanced Fund, Inc. (MEN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock MuniEnhanced Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2009

Date of reporting period: 04/30/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

APRIL 30, 2009

BlackRock Apex Municipal Fund, Inc. (APX)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Insured Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	APRIL 30, 2009

Dear Shareholder

The past 12 months reveal a tale of two markets — one of investor pessimism and decided weakness, and another of optimism and some early signs of recovery. The majority of the past year was characterized by the former as the global financial crisis erupted into the worst recession in decades. Economic data were uniformly poor and daily headlines recounted the downfalls of storied financial firms, volatile swings in global financial markets, and monumental government actions that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March 2009, however, on the back of new program announcements by the Treasury and Federal Reserve Board, as well as signs of improved economic performance, such as in retail sales, consumer confidence and select areas of the housing market.

Against this backdrop, US equities contended with unprecedented levels of volatility, posting steep declines early, and then pared some of those losses in March and April. The experience in international markets was similar to that in the United States, though there was a marked divergence in regional performance. Notably, emerging economies, which lagged most developed regions through the downturn, were among the market leaders during the late-period rally.

In fixed income markets, while risk aversion remained a dominant theme overall, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a modest recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which generally outperformed in the first four months of 2009 after extraordinary challenges and severe underperformance last year. At the same time, the new year ushered in a return to normalcy for the tax-exempt market, which had registered one of its worst years on record in 2008.

All told, the major benchmark indexes posted mixed results for the current reporting period, reflective of a bifurcated market.

Total Returns as of April 30, 2009	6-month	12-month

US equities (S&P 500 Index)	(8.53)%	(35.31)%

Small cap US equities (Russell 2000 Index)	(8.40)	(30.74)

International equities (MSCI Europe, Australasia, Far East Index)	(2.64)	(42.76)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	8.98	9.30

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	7.74	3.84

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	8.20	3.11

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	16.39	(12.55)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). Barclays also notified BlackRock that its Board will recommend the transaction to Barclays’ shareholders for approval at a special meeting to be held in early August 2009. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is expected to close in the fourth quarter 2009 following approval by Barclays’ shareholders, the receipt of client consents and regulatory approvals, and satisfaction of customary closing conditions.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2009	BlackRock Apex Municipal Fund, Inc.

Investment Objective

BlackRock Apex Municipal Fund, Inc. (APX) (the “Fund”) seeks to provide shareholders with high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund’s year end was changed to April 30.

Performance

For the 10 months ended April 30, 2009, the Fund returned (11.58)% based on market price and (10.81)% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of (17.67)% on a market price basis and (16.21)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Factors that contributed to the Fund’s outperformance included an up-in-quality bias and a below-market duration stance, offset somewhat by a moderately below-average distribution yield. Recent efforts to lengthen duration and increase credit risk exposure have proven to be beneficial, given the sharp recovery in credit spreads and overall improved market tone.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	APX
Initial Offering Date	July 25, 1989
Yield on Closing Market Price as of April 30, 2009 ($7.72)[1]	7.23%
Tax Equivalent Yield[2]	11.12%
Current Monthly Distribution per Common Share[3]	$0.0465
Current Annualized Distribution per Common Share[3]	$0.5580
Leverage as of April 30, 2009[4]	5%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/09	6/30/08	Change	High	Low

Market Price	$7.72	$9.28	(16.81)%	$9.70	$5.55
Net Asset Value	$7.67	$9.14	(16.08)%	$9.21	$6.91

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/09	6/30/08

Corporate	24%	21%
Health	22	26
County/City/Special District/School District	20	23
Transportation	11	9
Education	6	5
Housing	6	7
Utilities	6	4
Tobacco	3	2
State	2	3

Credit Quality Allocations[5]

	4/30/09	6/30/08

AAA/Aaa	7%	7%
AA/Aa	5	7
A/A	12	4
BBB/Baa	23	18
BB/Ba	10	11
B/B	5	5
CCC/Caa	3	4
CC/Ca	—	1
Not Rated[6]	35	43

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009 and June 30, 2008, the market value of these securities was $8,923,111 representing 6% and $8,940,500, representing 5%, respectively, of the Fund’s long-term investments.

4	ANNUAL REPORT	APRIL 30, 2009

Fund Summary as of April 30, 2009	BlackRock MuniAssets Fund, Inc.

Investment Objective

BlackRock MuniAssets Fund, Inc. (MUA) (the “Fund”) seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund’s year end was changed to April 30.

Performance

For the 11 months ended April 30, 2009, the Fund returned (12.45)% based on market price and (11.29)% based on NAV. For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of (18.93)% on a market price basis and (17.73)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Factors contributing to the Fund’s outperformance include an up-in-quality bias and a below-market duration stance, offset somewhat by a moderately below-average distribution yield. Recent efforts to lengthen duration and increase credit risk exposure have proven to be beneficial, given the sharp recovery in credit spreads and overall improved market tone.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2009 ($10.91)[1]	7.42%
Tax Equivalent Yield[2]	11.42%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Leverage as of April 30, 2009[4]	5%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/09	5/31/08	Change	High	Low

Market Price	$10.91	$13.35	(18.28)%	$13.55	$7.28
Net Asset Value	$10.59	$12.79	(17.20)%	$12.84	$9.54

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/09	5/31/08

Corporate	26%	27%
Health	25	26
County/City/Special District/School District	18	19
Transportation	12	6
Utilities	7	7
Education	4	9
Housing	4	1
State	2	3
Tobacco	2	2

Credit Quality Allocations[5]

	4/30/09	5/31/08

AAA/Aaa	9%	12%
AA/Aa	3	4
A/A	19	7
BBB/Baa	19	15
BB/Ba	9	10
B/B	5	5
CCC/Caa	3	4
CC/Ca	1	—
Not Rated[6]	32	43

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009 and May 31, 2008 the market value of these securities was $12,884,659 representing 6% and $12,388,252 representing 5%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2009	5

Fund Summary as of April 30, 2009	BlackRock MuniEnhanced Fund, Inc.

Investment Objective

BlackRock MuniEnhanced Fund, Inc. (MEN) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of the bond counsel to the issuer. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund’s year end was changed to April 30.

Performance

For the three months ended April 30, 2009, the Fund returned 8.48% based on market price and 8.40% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 6.96% on a market price basis and 5.92% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. During the period, the Fund benefited from its above-average yield. Performance also was aided by our constructive market positioning during a period of declining yields, a higher-than-average exposure to the longer end of the yield curve (as it flattened) and, finally, the stabilization of credit spreads, which began to tighten toward the end of the period. The Fund is more sensitive to credit spreads, in general, since the downgrades of the monoline insurers and, in particular, because of greater-than-average exposure to weaker underlying insured bonds. The municipal market generally returned to more typical functioning after an extended period of volatility, which allowed us to continue upgrading the Fund’s overall credit quality.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of April 30, 2009 ($8.88)[1]	5.81%
Tax Equivalent Yield[2]	8.94%
Current Monthly Distribution per Common Share[3]	$0.043
Current Annualized Distribution per Common Share[3]	$0.516
Leverage as of April 30, 2009[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.0505. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/09	1/31/09	Change	High	Low

Market Price	$8.88	$8.31	6.86%	$8.99	$7.59
Net Asset Value	$9.77	$9.15	6.78%	$9.94	$9.14

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/09	1/31/09

County/City/Special District/School District	29%	26%
Transportation	23	24
State	21	22
Utilities	12	14
Corporate	4	4
Health	4	5
Housing	4	3
Education	2	1
Tobacco	1	1

Credit Quality Allocations[5]

	4/30/09	1/31/09

AAA/Aaa	45%	47%
AA/Aa	33	30
A/A	19	20
BBB/Baa	3	3

[5]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	APRIL 30, 2009

Fund Summary as of April 30, 2009	BlackRock MuniHoldings Fund, Inc.

Investment Objective

BlackRock MuniHoldings Fund, Inc. (MHD) (the “Fund”) seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2009, the Fund returned (12.97)%, based on market price and (6.24)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (9.85)% on a market price basis and (9.02)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Portfolio positioning, with respect to duration, was generally neutral, while a bias toward limiting exposure to longer-dated bonds proved to be beneficial, given a steepening yield curve environment. In general, the Fund’s credit profile consistently reflected a high level of exposure to the lower end of the ratings spectrum. While this strategy generates an above-average dividend yield, it also subjects the Fund to additional volatility during periods when credit spreads are fluctuating. Consequently, performance tended to suffer late in 2008 when spreads widened, but more recently, the strong rebound in lower-rated bonds allowed the Fund to generate a strong competitive return, while maintaining the historically attractive dividend.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2009 ($11.97)[1]	7.12%
Tax Equivalent Yield[2]	10.95%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Leverage as of April 30, 2009[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.0835. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/09	4/30/08	Change	High	Low

Market Price	$11.97	$14.77	(18.96)%	$15.20	$7.53
Net Asset Value	$13.27	$15.20	(12.70)%	$15.36	$11.11

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/09	4/30/08

Health	19%	19%
Corporate	15	20
County/City/Special District/School District	13	25
Transportation	11	7
State	10	8
Utilities	10	7
Education	9	4
Housing	9	5
Tobacco	4	5

Credit Quality Allocations[5]

	4/30/09	4/30/08

AAA/Aaa	29%	40%
AA/Aa	21	12
A/A	24	18
BBB/Baa	10	8
BB/Ba	2	1
B/B	1	2
CCC/Caa	2	2
Not Rated[6]	11	17

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009 and 2008, the market value of these securities was $6,532,075 representing 2% and $10,735,995 representing 3%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2009	7

Fund Summary as of April 30, 2009	BlackRock MuniHoldings Fund II, Inc.

Investment Objective

BlackRock MuniHoldings Fund II, Inc. (MUH) (the “Fund”) seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund’s year end was changed to April 30.

Performance

For the nine months ended April 30, 2009, the Fund returned (7.99)% based on market price and (3.55)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (6.02)% on a market price basis and (7.10)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Portfolio positioning, with respect to duration, was generally neutral, while a bias toward limiting exposure to longer-dated bonds proved to be beneficial, given a steepening yield curve environment. In general, the Fund’s credit profile consistently reflected a high level of exposure to the lower end of the ratings spectrum. While this strategy generates an above-average dividend yield, it also subjects the Fund to additional volatility during periods when credit spreads are fluctuating. Consequently, performance tended to suffer late in 2008 when spreads widened, but more recently, the strong rebound in lower-rated bonds allowed the Fund to generate a strong competitive return, while maintaining the historically attractive dividend.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of April 30, 2009 ($11.33)[1]	6.67%
Tax Equivalent Yield[2]	10.26%
Current Monthly Distribution per Common Share[3]	$0.063
Current Annualized Distribution per Common Share[3]	$0.756
Leverage as of April 30, 2009[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.0755. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/09	7/31/08	Change	High	Low

Market Price	$11.33	$13.01	(12.91)%	$13.15	$7.08
Net Asset Value	$12.47	$13.66	(8.71)%	$13.95	$10.46

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/09	7/31/08

Health	18%	20%
County/City/Special District/School District	16	25
Transportation	13	9
Corporate	11	14
Education	11	5
State	10	7
Utilities	9	9
Housing	8	7
Tobacco	4	4

Credit Quality Allocations[5]

	4/30/09	7/31/08

AAA/Aaa	26%	37%
AA/Aa	26	20
A/A	25	18
BBB/Baa	10	8
BB/Ba	1	1
B/B	2	1
CCC/Caa	1	2
Not Rated[6]	9	13

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009 and July 31, 2008, the market value of these securities was $4,974,331 representing 2% and $4,249,701 representing 2%, respectively, of the Fund’s long-term investments.

8	ANNUAL REPORT	APRIL 30, 2009

Fund Summary as of April 30, 2009	BlackRock MuniHoldings Insured Fund, Inc.

Investment Objective

BlackRock MuniHoldings Insured Fund, Inc. (MUS) (the “Fund”) seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income taxes. Under normal circumstances, the Fund invests at least 80% of its total assets in municipal bonds that are covered by insurance. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2009, the Fund returned (3.97)%, based on market price and (2.52)% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of (2.77)% on a market price basis and (3.22)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Sector allocation continued to play a significant role in determining how the Fund performed during the past year. The Fund was significantly overweight in pre-refunded securities within the one- to five-year maturity range, which benefited comparative performance. Notably, according to the S&P/Investor Tools Main Municipal Bond Index, the pre-refunded sector was the best-performing sector for the past twelve months. Conversely, exposure to healthcare and housing issues detracted from results for the period. At period end, the Fund’s cash position remains elevated and will be deployed opportunistically.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of April 30, 2009 ($10.87)[1]	5.35%
Tax Equivalent Yield[2]	8.23%
Current Monthly Distribution per Common Share[3]	$0.0485
Current Annualized Distribution per Common Share[3]	$0.5820
Leverage as of April 30, 2009[4]	43%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.066. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/09	4/30/08	Change	High	Low

Market Price	$10.87	$11.97	(9.19)%	$12.23	$6.84
Net Asset Value	$12.27	$13.31	(7.81)%	$13.51	$9.70

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/09	4/30/08

County/City/Special District/School District	42%	39%
Transportation	17	17
Utilities	14	9
State	12	17
Health	7	6
Housing	6	9
Corporate	2	2
Education	—	1

Credit Quality Allocations[5]

	4/30/09	4/30/08

AAA/Aaa	50%	83%
AA/Aa	39	8
A/A	6	8
BBB/Baa	4	1
Not Rated	1[6]	—

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009, the market value of these securities was $3,333,138 representing 1% of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2009	9

Fund Summary as of April 30, 2009	BlackRock Muni Intermediate Duration Fund, Inc.

Investment Objective

BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (the “Fund”) seeks to provide shareholders with high current income exempt from federal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund’s year end was changed to April 30.

Performance

For the 11 months ended April 30, 2009, the Fund returned (9.21)% based on market price and (4.56)% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of (2.86)% on a market price basis and (3.27)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Negatively affecting the Fund’s performance were its lower-rated holdings, which underperformed the market as credit spreads widened and liquidity became scarcer. The Fund’s underweight in tax-backed and utility credits, which were some of the better-performing sectors, also hindered results. Adding to returns were the Fund’s overweight in pre-refunded bonds, a greater-than-average distribution rate and its largely neutral duration positioning during a period of extreme volatility and historical municipal underperformance versus Treasuries. Many of the trends in place at the close of the calendar year showed signs of reversing as liquidity returned to the municipal market and credit spreads began to narrow. We seek to capitalize on opportunities in the new-issue market as anxious issuers, prohibited from issuing debt due to recent market forces, have provided many attractive values in their rush to tap the loosening credit markets. The Fund maintains a neutral to slightly long duration bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2009 ($11.77)[1]	5.91%
Tax Equivalent Yield[2]	9.09%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Leverage as of April 30, 2009[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.0655. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/09	5/31/08	Change	High	Low

Market Price	$11.77	$13.70	(14.09)%	$13.78	$7.82
Net Asset Value	$13.05	$14.45	(9.69)%	$14.51	$11.49

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/09	5/31/08

City/County/Special/District/School District	25%	21%
Industrial & Pollution Control	23	22
Transportation	13	11
Corporate	11	13
Health	10	14
Utilities	7	7
Tobacco	6	6
Housing	3	3
Education	2	3

Credit Quality Allocations[5]

	4/30/09	5/31/08

AAA/Aaa	36%	47%
AA/Aa	30	11
A/A	11	11
BBB/Baa	12	14
BB/Ba	—	1
B/B	1	1
CCC/Caa	1	3
Not Rated[6]	9	12

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009 and May 31, 2008, the market value of these securities was $16,548,864 representing 2% and $20,190,323 representing 2%, respectively, of the Fund’s long-term investments.

10	ANNUAL REPORT	APRIL 30, 2009

Fund Summary as of April 30, 2009	BlackRock MuniVest Fund II, Inc.

Investment Objective

BlackRock MuniVest Fund II, Inc. (MVT) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund’s year end was changed to April 30.

Performance

For the six months ended April 30, 2009, the Fund returned 24.49%, based on market price and 13.71% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 16.50% on a market price basis and 9.58% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance, based on price and performance based on NAV. Portfolio positioning, with respect to duration and yield curve, was generally neutral relative to the Fund’s peer group. In general, the Fund’s credit profile consistently reflected a high level of exposure to the lower end of the ratings spectrum. While this strategy generates an above-average dividend yield, it also subjects the Fund to additional volatility during periods when credit spreads are fluctuating. Consequently, performance tended to suffer late in 2008 when spreads widened, but more recently, the strong rebound in lower-rated bonds has allowed the Fund to generate a strong competitive return, while maintaining the historically attractive dividend.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2009 ($11.65)[1]	7.31%
Tax Equivalent Yield[2]	11.25%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Leverage as of April 30, 2009[4]	45%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.0835. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/09	10/31/08	Change	High	Low

Market Price	$11.65	$9.75	19.49%	$12.00	$7.51
Net Asset Value	$11.95	$10.95	9.13%	$11.95	$9.76

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/09	10/31/08

Health	18%	18%
Corporate	16	19
State	14	14
County/City/Special District/School District	13	14
Transportation	13	11
Utilities	11	11
Education	6	4
Housing	5	4
Tobacco	4	5

Credit Quality Allocations[5]

	4/30/09	10/31/08

AAA/Aaa	26%	29%
AA/Aa	28	22
A/A	18	16
BBB/Baa	12	14
BB/Ba	1	2
B/B	2	1
Not Rated[6]	13	16

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009 and October 31, 2008, the market value of these securities was $10,825,769 representing 3% and $9,997,993 representing 2%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2009	11

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage all of the Funds, except BlackRock Apex Municipal Fund, Inc. and BlackRock MuniAssets Fund, Inc., issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the Fund’s total portfolio of $150 million earns the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield.

Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also, from time to time, leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased returns to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Funds’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Funds may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit the Funds’ ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by a Fund. The Funds will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of April 30, 2009, the Funds had economic leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

BlackRock Apex Municipal Fund, Inc.	5%
BlackRock MuniAssets Fund, Inc.	5%
BlackRock MuniEnhanced Fund, Inc.	42%
BlackRock MuniHoldings Fund, Inc.	40%
BlackRock MuniHoldings Fund II, Inc.	38%
BlackRock MuniHoldings Insured Fund, Inc.	43%
BlackRock Muni Intermediate Duration Fund, Inc.	41%
BlackRock MuniVest Fund II, Inc.	45%

Derivative Instruments

The Funds may invest in various derivative instruments, including swap agreements and futures, and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Funds’ ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments April 30, 2009	BlackRock Apex Municipal Fund, Inc. (APX) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.6%
Jefferson County, Alabama, Limited Obligation School Warrants, Series A, 5%, 1/01/10	$475	$435,618
Tuscaloosa, Alabama, Special Care Facilities Financing Authority, Residential Care Facility Revenue Bonds (Capstone Village, Inc. Project), Series A, 5.875%, 8/01/36 (a)(b)	1,255	535,119

		970,737

Alaska — 1.1%
Alaska Industrial Development and Expert Authority Revenue Bonds (Williams Lynxs Alaska Cargoport), AMT, 8%, 5/01/23	2,000	1,650,040

Arizona — 3.9%
Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project 1), Series A, 6.625%, 7/01/20	1,100	826,221
Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King Apartments Project), Series A:
6%, 11/01/10	15	14,750
6.75%, 5/01/31	1,020	717,335
Phoenix, Arizona, IDA, Airport Facility, Revenue Refunding Bonds (America West Airlines Inc. Project), AMT, 6.30%, 4/01/23	2,950	1,814,221
Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project), Series E, 7.25%, 7/01/31	960	714,403
Salt Verde Financial Corp., Arizona, Senior Gas Revenue Bonds:
5%, 12/01/32	1,950	1,354,061
5%, 12/01/37	230	154,960
Yavapai County, Arizona, IDA, Hospital Facility Revenue Bonds (Yavapai Regional Medical Center), Series A, 6%, 8/01/33	500	394,465

		5,990,416

California — 2.6%
Fontana, California, Special Tax, Refunding (Community Facilities District Number 22 — Sierra), 6%, 9/01/34	1,000	748,840
San Jose, California, Airport Revenue Refunding Bonds, AMT, Series A, 5.50%, 3/01/32 (c)	2,220	2,028,791
Southern California Public Power Authority, Natural Gas Project Number 1 Revenue Bonds, Series A, 5%, 11/01/29	1,435	1,147,526

		3,925,157

Municipal Bonds	Par (000)	Value

Colorado — 4.1%
Colorado Health Facilities Authority, Revenue Refunding Bonds (Christian Living Communities Project), Series A, 5.75%, 1/01/26	$450	$346,657
Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee), Series A, 7.30%, 9/01/22	2,800	2,457,308
North Range Metropolitan District Number 1, Colorado, GO, 7.25%, 12/15/11 (d)	1,235	1,403,429
Plaza Metropolitan District Number 1, Colorado, Tax Allocation Revenue Bonds (Public Improvement Fees):
8%, 12/01/25	2,000	1,696,020
8.125%, 12/01/25	500	384,250

		6,287,664

Connecticut — 0.9%
Connecticut State Development Authority, Airport Facility Revenue Bonds (Learjet Inc. Project), AMT, 7.95%, 4/01/26	490	433,106
Mashantucket Western Pequot Tribe, Connecticut, Revenue Refunding Bonds, Sub-Series A, 5.50%, 9/01/36	615	292,746
Mohegan Tribe Indians Gaming Authority, Connecticut, Public Improvement Revenue Refunding Bonds (Priority Distribution), 5.25%, 1/01/33	1,500	712,530

		1,438,382

Florida — 10.2%
Capital Region Community Development District, Florida, Special Assessment Revenue Bonds, Series A, 7%, 5/01/39	645	455,086
Halifax Hospital Medical Center, Florida, Hospital Revenue Refunding Bonds, Series A, 5%, 6/01/38	840	599,659
Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT:
Series A, 7.125%, 4/01/30	2,500	1,284,175
Series B, 7.125%, 4/01/30	1,060	544,490
Jacksonville, Florida, Economic Development Commission, Health Care Facilities, Revenue Refunding Bonds (Florida Proton Therapy Institute), Series A, 6%, 9/01/17	915	784,127
Jacksonville, Florida, Economic Development Commission, IDR (Gerdau Ameristeel US, Inc.), AMT, 5.30%, 5/01/37	900	459,603
Lakewood Ranch, Florida, Community Development District Number 5, Special Assessment Revenue Refunding Bonds, Series A, 6.70%, 5/01/11 (d)	725	796,702
Lee County, Florida, IDA, IDR (Lee Charter Foundation), Series A, 5.375%, 6/15/37	1,810	1,024,351
Midtown Miami, Florida, Community Development District, Special Assessment Revenue Bonds, Series A:
6%, 5/01/24	1,430	1,019,762
6.25%, 5/01/37	1,350	862,839

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.

AMT	Alternative Minimum Tax (subject to)
CABS	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDR	Economic Development Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Bonds
IDR	Industrial Development Revenue Bonds
M/F	Multi-Family
PCR	Pollution Control Revenue Bonds
S/F	Single-Family
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	13

Schedule of Investments (continued)	BlackRock Apex Municipal Fund, Inc. (APX) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida (concluded)
Orlando, Florida, Urban Community Development District, Capital Improvement Special Assessment Bonds, Series A, 6.95%, 5/01/11 (d)	$1,405	$1,551,120
Santa Rosa Bay Bridge Authority, Florida, Revenue Bonds, 6.25%, 7/01/28	2,140	1,223,973
Sarasota County, Florida, Health Facilities Authority, Retirement Facility Revenue Refunding Bonds (Village on the Isle Project):
5.50%, 1/01/27	590	406,528
5.50%, 1/01/32	550	353,447
Sumter Landing Community Development District, Florida, Recreational Revenue Bonds, Sub-Series B, 5.70%, 10/01/38	1,645	1,021,068
Tampa Palms, Florida, Open Space and Transportation Community Development District Revenue Bonds, Capital Improvement (Richmond Place Project), 7.50%, 5/01/18	2,075	1,954,920
Tolomato Community Development District, Florida, Special Assessment Bonds, 6.65%, 5/01/40	1,850	1,244,144

		15,585,994

Georgia — 2.0%
Atlanta, Georgia, Tax Allocation Bonds (Princeton Lakes Project), 5.50%, 1/01/31	395	263,311
Clayton County, Georgia, Tax Allocation Bonds (Ellenwood Project), 7.50%, 7/01/33	1,640	1,386,292
Main Street Natural Gas, Inc., Georgia, Gas Project Revenue Bonds, Series A, 6.375%, 7/15/38 (a)(b)	650	242,131
Rockdale County, Georgia, Development Authority Revenue Bonds (Visy Paper Project), AMT, Series A, 6.125%, 1/01/34	1,680	1,115,335

		3,007,069

Illinois — 5.1%
Chicago, Illinois, O’Hare International Airport, Special Facility Revenue Refunding Bonds (American Airlines Inc. Project), 5.50%, 12/01/30	2,860	1,086,800
Illinois State Finance Authority Revenue Bonds:
(Clare At Water Tower Project), Series A, 6.125%, 5/15/38	2,050	1,019,998
(Landing At Plymouth Place Project), Series A, 6%, 5/15/37	430	273,243
(Monarch Landing, Inc. Project), Series A, 7%, 12/01/37	575	348,341
(Primary Health Care Centers Program), 6.60%, 7/01/24	490	367,206
(Rush University Medical Center Obligated Group Project), Series A, 7.25%, 11/01/30	2,000	2,105,100
Lincolnshire, Illinois, Special Service Area Number 1, Special Tax Bonds (Sedgebrook Project), 6.25%, 3/01/34	755	481,109
Lombard, Illinois, Public Facilities Corporation, First Tier Revenue Bonds (Conference Center and Hotel), Series A-1, 7.125%, 1/01/36	2,400	1,597,728
Village of Wheeling, Illinois, Revenue Bonds (North Milwaukee/Lake-Cook Tax Increment Financing Redevelopment Project), 6%, 1/01/25	760	583,460

		7,862,985

Municipal Bonds	Par (000)	Value

Indiana — 1.7%
Indiana Health and Educational Facilities Financing Authority, Hospital Revenue Bonds (Community Foundation of Northwest Indiana), 5.50%, 3/01/37	$1,770	$1,372,069
Vanderburgh County, Indiana, Redevelopment Commission, Redevelopment District Tax Allocation Bonds, 5.25%, 2/01/31	820	656,927
Vigo County, Indiana, Hospital Authority Revenue Bonds (Union Hospital, Inc.):
5.70%, 9/01/37	440	289,379
5.75%, 9/01/42	545	353,449

		2,671,824

Louisiana — 2.7%
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds (Westlake Chemical Corporation), 6.75%, 11/01/32	2,000	1,392,100
Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System, Inc.), Series A, 5.25%, 8/15/36	1,300	1,106,651
Saint John Baptist Parish, Louisiana, Revenue Bonds (Marathon Oil Corporation), Series A, 5.125%, 6/01/37	2,050	1,568,045

		4,066,796

Maryland — 1.0%
Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Sub-Series B, 5.875%, 9/01/39	385	230,992
Maryland State Energy Financing Administration, Limited Obligation Revenue Bonds (Cogeneration — AES Warrior Run), AMT, 7.40%, 9/01/19	1,500	1,138,815
Maryland State Health and Higher Educational Facilities Authority Revenue Bonds (Washington Christian Academy), 5.50%, 7/01/38	410	209,957

		1,579,764

Massachusetts — 2.8%
Massachusetts State Development Finance Agency, First Mortgage Revenue Bonds (Overlook Communities Inc.), Series A, 6.25%, 7/01/34	1,845	1,231,556
Massachusetts State Development Finance Agency, Revenue Refunding Bonds (Eastern Nazarene College), 5.625%, 4/01/19	1,245	1,030,860
Massachusetts State Health and Educational Facilities Authority Revenue Bonds (Jordan Hospital), Series E, 6.75%, 10/01/33	850	616,981
Massachusetts State Health and Educational Facilities Authority, Revenue Refunding Bonds:
(Bay Cove Human Services Issue), Series A, 5.90%, 4/01/28	820	578,535
(Milton Hospital), Series, 5.50%, 7/01/16	500	369,775
Massachusetts State Industrial Finance Agency Revenue Bonds, Sewer Facility (Resource Control Composting), AMT, 9.25%, 6/01/10	500	501,250

		4,328,957

Michigan — 2.6%
Advanced Technology Academy, Michigan, Revenue Bonds, 6%, 11/01/37	625	438,369
Monroe County, Michigan, Hospital Financing Authority, Hospital Revenue Refunding Bonds (Mercy Memorial Hospital Corporation), 5.50%, 6/01/35	1,260	734,366
Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Refunding Bonds (William Beaumont Hospital), 8.25%, 9/01/39	2,575	2,865,357

		4,038,092

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock Apex Municipal Fund, Inc. (APX) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Missouri — 0.5%
Kansas City, Missouri, IDA, First Mortgage Health Facilities Revenue Bonds (Bishop Spencer Place), Series A, 6.50%, 1/01/35	$1,000	$694,750

Nevada — 0.7%
Clark County, Nevada, IDR (Nevada Power Company Project), AMT, Series A, 5.60%, 10/01/30	955	729,782
Clark County, Nevada, Improvement District Number 142, Special Assessment Bonds, 6.375%, 8/01/23	400	291,852

		1,021,634

New Hampshire — 0.4%
New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds (Catholic Medical Center), 5%, 7/01/36	835	574,756

New Jersey — 10.4%
Camden County, New Jersey, Pollution Control Financing Authority, Solid Waste Resource Recovery, Revenue Refunding Bonds, AMT, Series A, 7.50%, 12/01/10	6,000	5,973,000
New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%, 6/15/24	2,170	1,690,734
New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7%, 10/01/14	1,500	1,350,240
New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT:
6.625%, 9/15/12	3,050	2,661,155
6.25%, 9/15/29	1,000	639,500
New Jersey Health Care Facilities Financing Authority Revenue Bonds (Pascack Valley Hospital Association), 6.625%, 7/01/36 (a)(b)	1,870	48,433
New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds (Saint Joseph’s Healthcare System), 6.625%, 7/01/38	1,680	1,302,437
New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, CABS, Series C, 5.05%, 12/15/35 (c)(e)	2,760	529,258
New Jersey State Educational Facilities Authority, Revenue Refunding Bonds (University of Medicine and Dentistry), Series B:
7.125%, 12/01/23	670	696,056
7.50%, 12/01/32	1,065	1,085,246

		15,976,059

New Mexico — 3.3%
Farmington, New Mexico, PCR, Refunding (Tucson Electric Power Company — San Juan Project), Series A, 6.95%, 10/01/20	5,000	5,001,050

New York — 4.9%
Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Saint Francis Hospital), Series B, 7.50%, 3/01/29	1,000	896,860
Metropolitan Transportation Authority, New York, Revenue Bonds, Series C, 6.50%, 11/15/28	2,000	2,207,020
New York City, New York, City IDA, Civic Facility Revenue Bonds:
Series C, 6.80%, 6/01/28	350	343,381
(Special Needs Facility Pooled Program), Series C-1, 6.50%, 7/01/24	830	652,778
New York City, New York, City IDA, Special Facility Revenue Bonds:
(American Airlines, Inc. — JFK International Airport), AMT, 8%, 8/01/28	720	560,160
(British Airways Plc Project), AMT, 7.625%, 12/01/32	1,730	1,163,494

Municipal Bonds	Par (000)	Value

New York (concluded)
New York Liberty Development Corporation Revenue Bonds (National Sports Museum Project), Series A, 6.125%, 2/15/19 (a)(b)	$630	$630
New York State Dormitory Authority, Non-State Supported Debt, Revenue Refunding Bonds (New York University Hospital Center), Series A, 5%, 7/01/20	2,040	1,734,286

		7,558,609

North Carolina — 1.7%
North Carolina Medical Care Commission, Health Care Facilities, First Mortgage Revenue Refunding Bonds (Deerfield Episcopal Project), Series A, 6.125%, 11/01/38	3,230	2,596,500

Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Bonds, Series A-2:
5.125%, 6/01/24	4,025	3,159,786
6.50%, 6/01/47	2,685	1,658,524

		4,818,310

Pennsylvania — 7.9%
Bucks County, Pennsylvania, IDA, Retirement Community Revenue Bonds (Ann’s Choice Inc.), Series A, 6.125%, 1/01/25	1,160	846,208
Chester County, Pennsylvania, Health and Education Facilities Authority, Senior Living Revenue Refunding Bonds (Jenners Pond Inc. Project), 7.625%, 7/01/12 (d)	1,750	2,107,490
Harrisburg, Pennsylvania, Authority, University Revenue Bonds (Harrisburg University of Science), Series B, 6%, 9/01/36	600	445,566
Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds (Brethren Village Project), Series A:
6.25%, 7/01/26	475	402,748
6.50%, 7/01/40	410	323,966
Montgomery County, Pennsylvania, IDA, Revenue Bonds (Whitemarsh Continuing Care Project), 6.25%, 2/01/35	1,700	1,039,924
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds (Reliant Energy), AMT, Series B, 6.75%, 12/01/36	1,940	1,784,742
Philadelphia, Pennsylvania, Authority for IDR:
(Air Cargo), AMT, Series A, 7.50%, 1/01/25	1,600	1,333,024
Commercial Development, 7.75%, 12/01/17	4,460	3,805,540

		12,089,208

Rhode Island — 0.8%
Central Falls, Rhode Island, Detention Facility Corporation, Revenue Refunding Bonds, 7.25%, 7/15/35	1,750	1,198,785

South Carolina — 2.8%
Connector 2000 Association, Inc., South Carolina, Toll Road and Capital Appreciation Revenue Bonds, Senior-Series B, 8.755%, 1/01/14 (e)	1,075	587,681
South Carolina Housing Finance and Development Authority, Mortgage Revenue Refunding Bonds, AMT, Series A-2, 5.15%, 7/01/37 (c)	4,000	3,661,600

		4,249,281

Tennessee — 1.0%
Shelby County, Tennessee, Health, Educational and Housing Facilities Board Revenue Bonds (Germantown Village):
6.25%, 12/01/34	245	160,032
Series A, 7.25%, 12/01/34	1,800	1,341,018

		1,501,050

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	15

Schedule of Investments (continued)	BlackRock Apex Municipal Fund, Inc. (APX)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas — 5.7%
Brazos River Authority, Texas, PCR, Refunding (TXU Energy Company LLC Project), AMT:
Series A, 7.70%, 4/01/33	$2,530	$1,037,730
Series C, 5.75%, 5/01/36 (m)	1,475	870,250
Danbury, Texas, Higher Education Authority Revenue Bonds (A.W. Brown-Fellowship Charter School), Series A, 5.125%, 8/15/36 (f)	1,000	698,570
Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System), Series B, 7.25%, 12/01/35	1,110	1,176,744
Houston, Texas, Airport System, Special Facilities Revenue Bonds (Continental Airlines), AMT, Series E, 6.75%, 7/01/21	1,865	1,379,988
North Texas Tollway Authority, System Revenue Refunding Bonds, Second Tier, Series F, 6.125%, 1/01/31	2,250	2,255,243
Texas State Public Financing Authority, Charter School Financing Corporation, Revenue Refunding Bonds (KIPP, Inc.), Series A, 5%, 2/15/28 (f)	2,250	1,377,045

		8,795,570

Utah — 1.5%
Carbon County, Utah, Solid Waste Disposal, Revenue Refunding Bonds (Laidlaw Environmental), AMT, Series A, 7.45%, 7/01/17	2,240	2,241,232

Virginia — 1.9%
Dulles Town Center, Virginia, Community Development Authority, Special Assessment Tax (Dulles Town Center Project), 6.25%, 3/01/26	2,385	1,716,222
King George County, Virginia, IDA, Solid Waste Disposal Facility Revenue Bonds (Waste Management, Inc.), AMT, Series A, 6%, 6/01/23	500	500,000
Tobacco Settlement Financing Corporation of Virginia, Revenue Refunding Bonds, Senior Series B-1, 5%, 6/01/47	1,250	667,775

		2,883,997

West Virginia — 0.5%
Princeton, West Virginia, Hospital Revenue Refunding Bonds (Community Hospital Association Inc. Project), 6.20%, 5/01/13	795	740,105

Wisconsin — 0.7%
Wisconsin State Health and Educational Facilities Authority Revenue Bonds (New Castle Place Project), Series A, 7%, 12/01/31	1,320	995,676

Wyoming — 1.8%
Sweetwater County, Wyoming, Solid Waste Disposal, Revenue Refunding Bonds (FMC Corporation Project), AMT, 5.60%, 12/01/35	2,500	1,849,900
Wyoming Municipal Power Agency, Power Supply Revenue Bonds, Series A, 5.375%, 1/01/42	1,000	957,690

		2,807,590

Guam — 0.8%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Refunding Bonds, 5.875%, 7/01/35	1,600	1,268,000

U.S. Virgin Islands — 1.1%
Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker Project), AMT, 6.50%, 7/01/21	2,100	1,647,009

Total Municipal Bonds — 92.9%		142,063,048

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

District of Columbia — 1.9%
District of Columbia, Water and Sewer Authority, Public Utility Revenue Refunding Bonds, 6%, 10/01/35	$2,730	$2,946,171

Florida — 3.7%
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, Series A, 5.25%, 10/01/33 (h)	6,130	5,617,593

Virginia — 3.7%
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1, 5.375%, 7/01/36 (i)	5,710	5,725,189

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.3%		14,288,953

Total Long-Term Investments (Cost — $189,876,429) — 102.2%		156,352,001

Short-Term Securities

Mississippi — 0.7%
Mississippi Business Finance Corporation, Solid Waste Disposal Revenue Bonds (Waste Management, Inc. Project), VRDN, AMT, 6.875%, 3/01/10 (j)	1,000	1,004,980

	Shares

Money Market Fund — 0.0%
FFI Institutional Tax-Exempt Fund, 0.72% (k)(l)	100,006	100,006

Total Short-Term Securities (Cost — $1,100,006) — 0.7%		1,104,986

Total Investments (Cost — $190,976,435*) — 102.9%		157,456,987
Other Assets Less Liabilities — 1.8%		2,797,170
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (4.7)%		(7,293,611)

Net Assets — 100.0%		$152,960,546

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$183,184,165

Gross unrealized appreciation	$2,951,969
Gross unrealized depreciation	(35,964,593)

Net unrealized depreciation	$(33,012,624)

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	AMBAC Insured.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	ACA Insured.

(g)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(h)	Assured Guaranty Insured.

(i)	NPFGC Insured.

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (concluded)	BlackRock Apex Municipal Fund, Inc. (APX)

(j)

Security may have a maturity of more than one year at time of issuance but has variable rate and demand features that qualify it as a short-term security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(k)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	$(4,405,068)	$31,470

(l)	Represents the current yield as of report date.

(m)	Variable rate security. Rate shown is as of report date.

•

Effective July 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$100,006
Level 2	157,356,981
Level 3	—

Total	$157,456,987

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	17

Schedule of Investments April 30, 2009	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.6%
Jefferson County, Alabama, Limited Obligation School Warrants, Series A, 5%, 1/01/10	$685	$628,207
Tuscaloosa, Alabama, Special Care Facilities Financing Authority, Residential Care Facility Revenue Bonds (Capstone Village, Inc. Project), Series A, 5.875%, 8/01/36 (a)(b)	1,820	776,030

		1,404,237

Alaska — 0.3%
Alaska Industrial Development and Export Authority Revenue Bonds (Williams Lynxs Alaska Cargoport), AMT, 7.80%, 5/01/14	590	555,225

Arizona — 7.5%
Coconino County, Arizona, Pollution Control Corporation Revenue Refunding Bonds (Tucson Electric Power — Navajo):
AMT, Series A, 7.125%, 10/01/32	3,000	2,780,340
Series B, 7%, 10/01/32	2,500	2,343,275
Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project 1), Series A, 6.625%, 7/01/20	1,625	1,220,554
Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King Apartments Project), Series A, 6.75%, 5/01/31	1,615	1,135,781
Phoenix, Arizona, IDA, Airport Facility, Revenue Refunding Bonds (America West Airlines Inc. Project), AMT, 6.30%, 4/01/23	4,800	2,951,952
Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project), Series E, 7.25%, 7/01/31	1,375	1,023,234
Pima County, Arizona, IDA, Education Revenue Refunding Bonds (Arizona Charter Schools Project II):
Series A, 6.75%, 7/01/11 (c)	415	463,787
Series A, 6.75%, 7/01/31	675	474,167
Series O, 5.25%, 7/01/31	500	284,580
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds:
5%, 12/01/32	2,840	1,972,068
5%, 12/01/37	1,850	1,246,419
Show Low, Arizona, Improvement District Number 5, Special Assessment Bonds, 6.375%, 1/01/15	865	814,155

		16,710,312

California — 3.8%
California State, Various Purpose, GO, 5.25%, 11/01/25	1,900	1,906,194
Fontana, California, Special Tax, Refunding (Community Facilities District Number 22 — Sierra), 6%, 9/01/34	1,320	988,469
San Jose, California, Airport Revenue Refunding Bonds, AMT, Series A, 5.50%, 3/01/32 (d)	4,290	3,920,502
Southern California Public Power Authority, Natural Gas Project Number 1 Revenue Bonds, Series A, 5%, 11/01/29	2,085	1,667,312

		8,482,477

Colorado — 4.7%
Colorado Health Facilities Authority, Revenue Refunding Bonds (Christian Living Communities Project), Series A, 5.75%, 1/01/26	650	500,728
Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D, 7.75%, 11/15/13 (d)	1,540	1,657,302

Municipal Bonds	Par (000)	Value

Colorado (concluded)
Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee):
Series A, 7.10%, 9/01/14	$1,410	$1,389,851
Series A, 7.30%, 9/01/22	2,095	1,838,593
Series B, 7.45%, 9/01/31	260	208,832
North Range Metropolitan District Number 1, Colorado, GO, 7.25%, 12/15/11 (c)	1,760	2,000,029
Plaza Metropolitan District Number 1, Colorado, Tax Allocation Revenue Bonds (Public Improvement Fees):
8%, 12/01/25	2,850	2,416,829
8.125%, 12/01/25	525	403,463

		10,415,627

Connecticut — 1.8%
Connecticut State Development Authority, Airport Facility Revenue Bonds (Learjet Inc. Project), AMT, 7.95%, 4/01/26	680	601,045
Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC Project), AMT, 8%, 4/01/30	3,490	3,010,579
Mashantucket Western Pequot Tribe, Connecticut, Revenue Refunding Bonds, Sub-Series A, 5.50%, 9/01/36	885	421,269

		4,032,893

Florida — 10.0%
Capital Region Community Development District, Florida, Special Assessment Revenue Bonds, Series A, 7%, 5/01/39	945	666,754
Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds (JetBlue Airways Corp.), AMT, 6.375%, 11/15/26	1,180	743,553
Halifax Hospital Medical Center, Florida, Hospital Revenue Refunding Bonds, Series A, 5%, 6/01/38	1,160	828,101
Harbor Bay, Florida, Community Development District, Capital Improvement Special Assessment Revenue Bonds, Series A, 7%, 5/01/33	455	419,451
Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT:
Series A, 7.125%, 4/01/30	2,000	1,027,340
Series B, 7.125%, 4/01/30	1,540	791,052
Hillsborough County, Florida, IDA, Hospital Revenue Bonds (Tampa General Hospital Project), 5%, 10/01/36	4,170	3,078,794
Jacksonville, Florida, Economic Development Commission, Health Care Facilities, Revenue Refunding Bonds (Florida Proton Therapy Institute), Series A, 6%, 9/01/17	920	788,412
Jacksonville, Florida, Economic Development Commission, IDR (Gerdau Ameristeel US, Inc.), AMT, 5.30%, 5/01/37	1,300	663,871
Lee County, Florida, IDA, IDR (Lee Charter Foundation), Series A, 5.375%, 6/15/37	2,620	1,482,763
Midtown Miami, Florida, Community Development District, Special Assessment Revenue Bonds, Series A, 6.25%, 5/01/37	3,255	2,080,401
Orlando, Florida, Urban Community Development District, Capital Improvement Special Assessment Bonds, Series A, 6.95%, 5/01/11 (c)	2,245	2,478,480
Santa Rosa Bay Bridge Authority, Florida, Revenue Bonds, 6.25%, 7/01/28	3,040	1,738,728
Sarasota County, Florida, Health Facilities Authority, Retirement Facility Revenue Refunding Bonds (Village on the Isle Project):
5.50%, 1/01/27	860	592,566
5.50%, 1/01/32	795	510,891

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida (concluded)
Sumter Landing Community Development District, Florida, Recreational Revenue Bonds, Sub-Series B, 5.70%, 10/01/38	$2,405	$1,492,808
Tolomato Community Development District, Florida, Special Assessment Bonds, 6.65%, 5/01/40	2,680	1,802,327
Waterchase, Florida, Community Development District, Capital Improvement Revenue Bonds, Series A, 6.70%, 5/01/11 (c)	870	956,156

		22,142,448

Georgia — 2.0%
Atlanta, Georgia, Tax Allocation Bonds (Princeton Lakes Project), 5.50%, 1/01/31	640	426,630
Clayton County, Georgia, Tax Allocation Bonds (Ellenwood Project), 7.50%, 7/01/33	2,375	2,007,588
Main Street Natural Gas, Inc., Georgia, Gas Project Revenue Bonds, Series A, 6.375%, 7/15/38 (a)(b)	940	350,159
Rockdale County, Georgia, Development Authority Revenue Bonds (Visy Paper Project), AMT, Series A, 6.125%, 1/01/34	2,435	1,616,572

		4,400,949

Guam — 0.8%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Refunding Bonds, 5.875%, 7/01/35	2,305	1,826,712

Illinois — 3.9%
Chicago, Illinois, O’Hare International Airport, Special Facility Revenue Refunding Bonds (American Airlines Inc. Project), 5.50%, 12/01/30	4,140	1,573,200
Illinois State Finance Authority Revenue Bonds:
(Clare At Water Tower Project), Series A, 6.125%, 5/15/38	2,950	1,467,802
(Landing At Plymouth Place Project), Series A, 6%, 5/15/37	600	381,270
(Monarch Landing, Inc. Project), Series A, 7%, 12/01/37	820	496,764
(Primary Health Care Centers Program), 6.60%, 7/01/24	685	513,339
(Rush University Medical Center Obligated Group Project), Series B, 7.25%, 11/01/30	1,170	1,231,483
Lincolnshire, Illinois, Special Service Area Number 1, Special Tax Bonds (Sedgebrook Project), 6.25%, 3/01/34	1,070	681,836
Lombard, Illinois, Public Facilities Corporation, First Tier Revenue Bonds (Conference Center and Hotel), Series A-1, 7.125%, 1/01/36	2,600	1,730,872
Village of Wheeling, Illinois, Revenue Bonds (North Milwaukee/Lake-Cook Tax Increment Financing Redevelopment Project), 6%, 1/01/25	825	633,361

		8,709,927

Indiana — 0.8%
Vanderburgh County, Indiana, Redevelopment Commission, Redevelopment District Tax Allocation Bonds, 5.25%, 2/01/31	1,200	961,356
Vigo County, Indiana, Hospital Authority Revenue Bonds (Union Hospital, Inc.):
5.70%, 9/01/37	615	404,473
5.75%, 9/01/42	765	496,125

		1,861,954

Iowa — 1.1%
Iowa Finance Authority, Health Care Facilities, Revenue Refunding Bonds (Care Initiatives Project), 9.25%, 7/01/11 (c)	2,165	2,544,914

Municipal Bonds	Par (000)	Value

Louisiana — 2.7%
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds (Westlake Chemical Corporation), 6.75%, 11/01/32	$3,000	$2,088,150
Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System, Inc.), Series A, 5.25%, 8/15/36	1,870	1,591,875
Saint John Baptist Parish, Louisiana, Revenue Bonds (Marathon Oil Corporation), Series A, 5.125%, 6/01/37	2,950	2,256,455

		5,936,480

Maryland — 1.4%
Maryland State Economic Development Corporation Revenue Refunding Bonds (Baltimore Association for Retarded Citizens — Health and Mental Hygiene Program), Series A, 7.75%, 3/01/25	1,765	1,646,286
Maryland State Energy Financing Administration, Limited Obligation Revenue Bonds (Cogeneration — AES Warrior Run), AMT, 7.40%, 9/01/19	1,500	1,138,815
Maryland State Health and Higher Educational Facilities Authority Revenue Bonds (Washington Christian Academy), 5.50%, 7/01/38	590	302,133

		3,087,234

Massachusetts — 1.7%
Massachusetts State Health and Educational Facilities Authority Revenue Bonds (Jordan Hospital), Series E, 6.75%, 10/01/33	1,150	834,739
Massachusetts State Health and Educational Facilities Authority, Revenue Refunding Bonds (Bay Cove Human Services Issue), Series A, 5.90%, 4/01/28	1,930	1,361,673
Massachusetts State Port Authority, Special Facilities Revenue Bonds (Delta Air Lines Inc. Project), AMT, Series A, 5.50%, 1/01/19 (d)	2,400	1,510,632

		3,707,044

Michigan — 2.6%
Advanced Technology Academy, Michigan, Revenue Bonds, 6%, 11/01/37	900	631,251
Monroe County, Michigan, Hospital Financing Authority, Hospital Revenue Refunding Bonds (Mercy Memorial Hospital Corporation), 5.50%, 6/01/35	1,740	1,014,124
Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Refunding Bonds (William Beaumont Hospital), 8.25%, 9/01/39	3,735	4,156,159

		5,801,534

Minnesota — 0.8%
Minneapolis, Minnesota, Health Care System Revenue Refunding Bonds (Fairview Health Services), Series A, 6.75%, 11/15/32	1,785	1,857,453

Missouri — 0.3%
Kansas City, Missouri, IDA, First Mortgage Health Facilities Revenue Bonds (Bishop Spencer Place), Series A, 6.50%, 1/01/35	1,000	694,750

Nevada — 0.7%
Clark County, Nevada, IDR (Nevada Power Company Project), AMT, Series A, 5.60%, 10/01/30	1,380	1,054,555
Clark County, Nevada, Improvement District Number 142, Special Assessment Bonds, 6.375%, 8/01/23	630	459,667

		1,514,222

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	19

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Hampshire — 0.4%
New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds (Catholic Medical Center), 5%, 7/01/36	$1,165	$801,904

New Jersey — 11.4%
Camden County, New Jersey, Pollution Control Financing Authority, Solid Waste Resource Recovery, Revenue Refunding Bonds, AMT:
Series A, 7.50%, 12/01/10	9,000	8,959,500
Series B, 7.50%, 12/01/09	125	125,255
New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%, 6/15/24	3,065	2,388,064
New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7%, 10/01/14	2,500	2,250,400
New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest Village Inc. Facility), Series A, 7.25%, 11/15/11 (c)	1,665	1,891,024
New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT:
6.25%, 9/15/19	2,000	1,460,020
6.25%, 9/15/29	3,330	2,129,535
9%, 6/01/33	1,250	1,057,987
New Jersey Health Care Facilities Financing Authority Revenue Bonds (Pascack Valley Hospital Association), 6.625%, 7/01/36 (a)(b)	2,000	51,800
New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds (Saint Joseph’s Healthcare System), 6.625%, 7/01/38	2,410	1,868,377
New Jersey State Educational Facilities Authority, Revenue Refunding Bonds (University of Medicine and Dentistry), Series B, 7.50%, 12/01/32	2,510	2,557,715
New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, CABS, Series C, 5.05%, 12/15/35 (d)(e)	3,450	661,572

		25,401,249

New Mexico — 1.1%
Farmington, New Mexico, PCR, Refunding (Tucson Electric Power Company — San Juan Project), Series A, 6.95%, 10/01/20	2,500	2,500,525

New York — 6.1%
Dutchess County, New York, IDA, Civic Facility Revenue Refunding Bonds (Saint Francis Hospital), Series A, 7.50%, 3/01/29	1,400	1,255,604
Metropolitan Transportation Authority, New York, Revenue Bonds, Series C, 6.50%, 11/15/28	3,685	4,066,434
New York City, New York, City IDA, Civic Facility Revenue Bonds:
Series C, 6.80%, 6/01/28	510	500,356
(Special Needs Facilities Pooled Program), Series C-1, 6.625%, 7/01/29	1,515	1,166,611
New York City, New York, City IDA, Special Facility Revenue Bonds (American Airlines, Inc. — JFK International Airport), AMT, 8%, 8/01/28	1,045	813,010
New York City, New York, City IDA, Special Facility Revenue Bonds (British Airways Plc Project), AMT, 7.625%, 12/01/32	2,400	1,614,096
New York Liberty Development Corp. Revenue Bonds (National Sports Museum Project), Series A, 6.125%, 2/15/19 (a)(b)	870	870

Municipal Bonds	Par (000)	Value

New York (concluded)
New York State Dormitory Authority, Non-State Supported Debt, Revenue Refunding Bonds:
(Mount Sinai-NYU Medical Center Health System), Series C, 5.50%, 7/01/26	$1,470	$1,400,836
(New York University Hospital Center), Series A, 5%, 7/01/20	2,960	2,516,414
Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50%, 1/01/13 (c)	100	116,575

		13,450,806

North Carolina — 1.5%
North Carolina Medical Care Commission, Health Care Facilities, First Mortgage Revenue Refunding Bonds (Deerfield Episcopal Project), Series A, 6.125%, 11/01/38	2,335	1,877,036
North Carolina Medical Care Commission, Retirement Facilities, First Mortgage Revenue Bonds (Givens Estates Project), Series A, 6.50%, 7/01/13 (c)	1,250	1,499,887

		3,376,923

Ohio — 2.0%
Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Bonds, Series A-2:
5.125%, 6/01/24	2,390	1,876,246
6.50%, 6/01/47	3,935	2,430,649

		4,306,895

Pennsylvania — 8.9%
Allegheny County, Pennsylvania, Hospital Development Authority, Revenue Refunding Bonds (WestPenn Allegheny Health System), Series A, 5.375%, 11/15/40	3,015	1,596,654
Bucks County, Pennsylvania, IDA, Retirement Community Revenue Bonds (Ann’s Choice Inc.), Series A:
6.125%, 1/01/25	200	145,898
6.25%, 1/01/35	1,550	1,046,916
Harrisburg, Pennsylvania, Authority, University Revenue Bonds (Harrisburg University of Science), Series B, 6%, 9/01/36	900	668,349
Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds (Brethren Village Project), Series A:
6.25%, 7/01/26	685	580,805
6.50%, 7/01/40	590	466,194
Montgomery County, Pennsylvania, IDA, Revenue Bonds (Whitemarsh Continuing Care Project), 6.125%, 2/01/28	2,330	1,527,338
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds:
(National Gypsum Company), AMT, Series A, 6.25%, 11/01/27	3,250	1,686,945
(Reliant Energy), AMT, Series B, 6.75%, 12/01/36	2,810	2,585,116
Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue Refunding (Allegheny Delaware Valley), Series A, 5.875%, 11/15/16	2,410	1,998,107
Philadelphia, Pennsylvania, Authority for IDR (Air Cargo), AMT, Series A, 7.50%, 1/01/25	2,270	1,891,228
Philadelphia, Pennsylvania, Authority for IDR, Commercial Development, 7.75%, 12/01/17	6,440	5,494,994

		19,688,544

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Rhode Island — 0.8%
Central Falls, Rhode Island, Detention Facility Corporation, Revenue Refunding Bonds, 7.25%, 7/15/35	$2,495	$1,709,125

South Carolina — 0.4%
Connector 2000 Association, Inc., South Carolina, Toll Road and Capital Appreciation Revenue Bonds, Senior-Series B, 8.755%, 1/01/14 (e)	1,485	811,820

Tennessee — 1.3%
Knox County, Tennessee, Health, Educational and Housing Facilities Board, Hospital Facilities Revenue Refunding Bonds (Covenant Health), Series A, 5.06%, 1/01/40 (e)	6,785	693,563
Shelby County, Tennessee, Health, Educational and Housing Facilities Board Revenue Bonds (Germantown Village):
6.25%, 12/01/34	355	231,882
Series A, 7.25%, 12/01/34	2,500	1,862,525

		2,787,970

Texas — 4.5%
Brazos River Authority, Texas, PCR, Refunding:
(TXU Energy Company LLC Project), AMT, Series A, 7.70%, 4/01/33	2,550	1,045,933
(TXU Energy Company Project), AMT, Series C, 5.75%, 5/01/36 (k)	2,885	1,702,150
Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System), Series B, 7.125%, 12/01/31	1,500	1,586,820
Houston, Texas, Airport System, Special Facilities Revenue Bonds (Continental Airlines), AMT, Series E, 6.75%, 7/01/21	2,685	1,986,739
North Texas Tollway Authority, System Revenue Refunding Bonds, Second Tier, Series F, 6.125%, 1/01/31	3,675	3,683,563

		10,005,205

U.S. Virgin Islands — 1.1%
Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker Project), AMT, 6.50%, 7/01/21	3,000	2,352,870

Utah — 0.7%
Carbon County, Utah, Solid Waste Disposal, Revenue Refunding Bonds (Laidlaw Environmental), AMT, Series A, 7.45%, 7/01/17	1,660	1,660,913

Virginia — 1.3%
Dulles Town Center, Virginia, Community Development Authority, Special Assessment Tax (Dulles Town Center Project), 6.25%, 3/01/26	1,435	1,032,612
Fairfax County, Virginia, EDA, Residential Care Facilities, Mortgage Revenue Refunding Bonds (Goodwin House, Inc.):
5.125%, 10/01/37	750	523,253
5.125%, 10/01/42	450	305,676
Lexington, Virginia, IDA, Residential Care Facility, Mortgage Revenue Refunding Bonds (Kendal at Lexington), Series A, 5.375%, 1/01/28	540	366,557
Tobacco Settlement Financing Corporation of Virginia, Revenue Refunding Bonds, Senior Series B-1, 5%, 6/01/47	1,320	705,170

		2,933,268

Municipal Bonds	Par (000)	Value

Washington — 0.5%
Washington State Housing Financing Commission, Nonprofit Revenue Bonds (Skyline at First Hill Project), Series A, 5.625%, 1/01/38	$1,750	$1,005,358

Wisconsin — 0.6%
Wisconsin State Health and Educational Facilities Authority Revenue Bonds (New Castle Place Project), Series A, 7%, 12/01/31	1,855	1,399,227

Wyoming — 2.5%
Sweetwater County, Wyoming, Solid Waste Disposal, Revenue Refunding Bonds (FMC Corporation Project), AMT, 5.60%, 12/01/35	3,600	2,663,856
Wyoming Municipal Power Agency, Power Supply Revenue Bonds, Series A, 5.375%, 1/01/42	3,030	2,901,801

		5,565,657

Total Municipal Bonds — 92.6%		205,444,651

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

District of Columbia — 1.9%
District of Columbia, Water and Sewer Authority, Public Utility Revenue Refunding Bonds, 6%, 10/01/35	3,951	4,262,775

Florida — 3.7%
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, Series A, 5.25%, 10/01/33 (g)	8,870	8,128,557

Virginia — 3.9%
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1, 5.375%, 7/01/36 (h)	8,690	8,713,115

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.5%		21,104,447

Total Long-Term Investments (Cost — $275,050,319) — 102.1%		226,549,098

Short-Term Securities	Shares

Money Market Fund — 0.9%
FFI Institutional Tax-Exempt Fund, 0.72% (i)(j)	2,001,534	2,001,534

Total Short-Term Securities (Cost — $2,001,534) — 0.9%		2,001,534

Total Investments (Cost — $277,051,853*) — 103.0%		228,550,632
Other Assets Less Liabilities — 1.9%		4,118,934
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (4.9)%		(10,770,111)

Net Assets — 100.0%		$221,899,455

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	21

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$265,956,396

Gross unrealized appreciation	$4,346,799
Gross unrealized depreciation	(52,508,209)

Net unrealized depreciation	$(48,161,410)

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	AMBAC Insured.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(g)	Assured Guaranty Insured.

(h)	NPFGC Insured.

(i)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	(1,198,907)	$106,721

(j)	Represents the current yield as of report date.

(k)	Variable rate security. Rate shown is as of report date.

•

Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$2,001,534
Level 2	226,549,098
Level 3	—

Total	$228,550,632

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments April 30, 2009	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.1%
Jefferson County, Alabama, Limited Obligation School Warrants, Series A:
5.50%, 1/01/22	$2,750	$1,707,420
4.75%, 1/01/25	2,200	1,323,740

		3,031,160

Arizona — 0.6%
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, 5%, 12/01/37	2,640	1,778,674

California — 23.9%
Alameda Corridor Transportation Authority, California, Capital Appreciation Revenue Refunding Bonds, Subordinate Lien, Series A (a)(b):
5.543%, 10/01/24	10,285	7,643,915
5.496%, 10/01/25	6,000	4,385,100
Anaheim, California, Public Financing Authority, Lease Revenue Bonds (Public Improvements Project), Senior Series A, 6%, 9/01/24 (c)	5,000	5,684,900
Antelope Valley, California, Community College District, GO (Election of 2004), Series B, 5.25%, 8/01/39 (d)	600	596,346
Arcadia, California, Unified School District, GO (Election of 2006), CABS, Series A, 4.961%, 8/01/39 (c)(e)	1,600	224,832
Cabrillo, California, Community College District, GO (Election of 2004), Series B, 5.188%, 8/01/37 (d)(e)	2,400	389,040
California State, GO, Refunding:
5.125%, 6/01/27	20	19,709
5.125%, 6/01/31	60	56,993
California State University, Systemwide Revenue Bonds, Series A, 5%, 11/01/35 (d)(f)	2,600	2,493,192
Chino Valley, California, Unified School District, GO (Election of 2002), Series C, 5.25%, 8/01/30 (d)	850	845,622
Fresno, California, Unified School District, GO (Election of 2001), Series E, 5%, 8/01/30 (c)	900	891,792
Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds, Series C, 5%, 7/01/29 (d)	5,160	5,185,284
Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Series B-1 (d)(f):
5%, 10/01/29	2,965	3,002,359
5%, 10/01/36	1,655	1,658,840
Norco, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Norco Redevelopment Project — Area Number 1), 5.125%, 3/01/30 (d)	5,000	4,617,200
Orange County, California, Sanitation District, COP:
5%, 2/01/30 (c)	1,500	1,507,545
5%, 2/01/31 (c)	900	901,080
5%, 2/01/33 (d)(f)	7,455	7,382,836
Poway, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Paguay Redevelopment Project), 5.125%, 6/15/33 (a)	1,750	1,442,228
Redding, California, Electric System, COP, Series A, 5%, 6/01/30 (c)	1,720	1,684,809
Sacramento, California, Unified School District, GO (Election of 2002), 5%, 7/01/30 (d)	4,150	4,096,341
San Diego, California, Community College District, GO (Election of 2002), 5.25%, 8/01/33 (g)	400	403,756
Stockton, California, Public Financing Authority, Lease Revenue Bonds (Parking & Capital Projects), 5.125%, 9/01/30 (d)(f)	6,145	5,475,134
University of California Revenue Bonds, Series O, 5.75%, 5/15/34	850	890,936
Ventura County, California, Community College District, GO (Election of 2002), Series B, 5%, 8/01/30 (d)	2,325	2,303,796
West Basin, California, Municipal Water District, COP, Refunding, Series B, 5%, 8/01/30 (h)	5,035	4,931,329

		68,714,914

Municipal Bonds	Par (000)	Value

Colorado — 1.3%
Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior Series A-2, 7.50%, 4/01/31	$420	$451,336
Colorado Health Facilities Authority Revenue Bonds (Covenant Retirement Communities Inc.), Series A (i):
5.50%, 12/01/27	1,200	906,516
5.50%, 12/01/33	675	470,617
Denver, Colorado, City and County Airport, Revenue Refunding Bonds, AMT, Series A, 6%, 11/15/18 (a)	2,000	2,019,780

		3,848,249

District of Columbia — 2.9%
District of Columbia, Ballpark Revenue Bonds, Series B-1, 5%, 2/01/31 (d)(f)	9,600	7,373,280
District of Columbia, Income Tax Revenue Bonds, Series A, 5.50%, 12/01/30	1,000	1,059,230

		8,432,510

Florida — 7.9%
Broward County, Florida, School Board, COP, Series A, 5.25%, 7/01/33 (c)	1,600	1,565,584
Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series A, 5.25%, 10/01/34	850	849,371
Duval County, Florida, School Board, COP (Master Lease Program), 5%, 7/01/33 (c)	2,300	2,173,500
Hillsborough County, Florida, Aviation Authority Revenue Bonds, AMT, Series A, 5.375%, 10/01/33 (h)	1,750	1,631,822
Miami, Florida, Special Obligation Revenue Bonds (Street and Sidewalk Improvement Program), 5%, 1/01/37 (d)	820	753,293
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, 5%, 10/01/40 (h)(i)	9,900	8,536,869
Miami-Dade County, Florida, GO (Building Better Communities Program), Series B-1, 5.75%, 7/01/33	1,400	1,423,814
Miami-Dade County, Florida, School Board, COP, Refunding, Series B, 5.25%, 5/01/31 (h)	1,800	1,797,660
Orange County, Florida, Sales Tax Revenue Refunding Bonds, Series B, 5.125%, 1/01/32 (d)(f)	4,200	4,044,390

		22,776,303

Georgia — 6.2%
Atlanta, Georgia, Water and Wastewater Revenue Bonds:
5%, 11/01/34 (c)	1,800	1,779,534
Series A, 5%, 11/01/33 (d)	1,000	886,510
Series A, 5%, 11/01/39 (d)	4,250	3,690,232
Augusta, Georgia, Water and Sewer Revenue Bonds, 5.25%, 10/01/39 (c)	2,300	2,331,257
Georgia Municipal Electric Authority, Power Revenue Refunding Bonds, Series EE, 7%, 1/01/25 (a)	7,475	9,131,161

		17,818,694

Illinois — 18.4%
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Bonds, Third Lien, AMT, Series B-2:
5.75%, 1/01/23 (c)	5,670	5,752,782
6%, 1/01/29 (j)	2,300	2,253,011
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Refunding Bonds, Third Lien, AMT, Series A, 5.75%, 1/01/21 (d)	9,100	9,076,249
Cook County, Illinois, Capital Improvement, GO, Series C, 5.50%, 11/15/12 (a)(k)	2,460	2,808,680
Illinois Sports Facilities Authority, State Tax Supported Revenue Bonds, 5.473%, 6/15/30 (a)(b)	20,120	18,320,266
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.50%, 1/01/33	1,875	1,942,837
Regional Transportation Authority, Illinois, Revenue Bonds, Series A, 7.20%, 11/01/20 (a)	10,115	12,533,699

		52,687,524

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	23

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Indiana — 0.1%
Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series B, 5.75%, 1/01/34	$400	$402,076

Louisiana — 6.3%
East Baton Rouge, Louisiana, Sewerage Commission, Revenue Refunding Bonds, Series A, 5.25%, 2/01/39	250	242,908
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds (Capital Projects and Equipment Acquisition Program), Series A, 6.30%, 7/01/30 (a)	3,600	3,250,224
Louisiana Public Facilities Authority, Revenue Refunding Bonds (Christus Health), Series B, 6.50%, 7/01/30 (h)	1,500	1,619,355
Louisiana State Gas and Fuels Tax Revenue Bonds, Series A (c):
4.75%, 5/01/39	4,075	3,899,245
5%, 5/01/36	5,400	5,412,636
Louisiana State Transportation Authority, Senior Lien Toll Revenue Capital Appreciation Bonds, Series B, 5.310%, 12/01/27 (a)(e)	3,735	1,172,902
Rapides Financing Authority, Louisiana, Revenue Bonds (Cleco Power LLC Project), AMT, 4.70%, 11/01/36 (a)	3,650	2,457,837

		18,055,107

Maryland — 1.6%
Maryland State Community Development Administration, Department of Housing and Community Development, Residential Revenue Refunding Bonds, AMT, Series A, 5.75%, 9/01/39	4,645	4,676,679

Massachusetts — 4.7%
Massachusetts State Port Authority, Special Facilities Revenue Bonds (Delta Air Lines Inc. Project), AMT, Series A (a):
5.50%, 1/01/16	3,100	2,418,558
5.50%, 1/01/18	4,000	2,680,720
5.50%, 1/01/19	2,775	1,746,668
Massachusetts State, HFA, Rental Housing Mortgage Revenue Bonds, AMT, Series F, 5.25%, 1/01/46 (c)	5,600	5,094,488
Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 128, 4.80%, 12/01/27 (c)	1,600	1,457,024

		13,397,458

Michigan — 5.0%
Detroit, Michigan, Sewage Disposal System, Second Lien Revenue Bonds, Series B, 5%, 7/01/36 (d)(f)	3,600	3,010,860
Detroit, Michigan, Sewage Disposal System, Second Lien Revenue Refunding Bonds, Series E, 5.75%, 7/01/31 (f)(l)	2,500	2,562,425
Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien, Series B (c):
6.25%, 7/01/36	400	417,392
7%, 7/01/36	200	220,974
Michigan Higher Education Student Loan Authority, Student Loan Revenue Refunding Bonds, AMT, Series XVII-G, 5.20%, 9/01/20 (a)	1,500	1,282,545
Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Detroit Edison Company Pollution Control Project), AMT (j):
Series A, 5.50%, 6/01/30	1,300	1,131,689
Series C, 5.65%, 9/01/29	2,400	2,156,424
Series C, 5.45%, 12/15/32	4,300	3,648,550

		14,430,859

Municipal Bonds	Par (000)	Value

Minnesota — 1.2%
Dakota County, Minnesota, Community Development Agency, S/F Mortgage Revenue Bonds (Mortgage-Backed Securities Program), Series B, 5.15%, 12/01/38 (m)(n)(o)	$128	$127,036
Minneapolis, Minnesota, Health Care System, Revenue Refunding Bonds (Fairview Health Services), Series B, 6.50%, 11/15/38 (h)	2,950	3,198,567

		3,325,603

Nebraska — 0.6%
Washington County, Nebraska, Wastewater Facilities Revenue Bonds (Cargill Inc. Project), AMT, 5.90%, 11/01/27	1,600	1,561,328

Nevada — 7.2%
Carson City, Nevada, Hospital Revenue Bonds (Carson-Tahoe Hospital Project), Series A, 5.50%, 9/01/33 (i)	3,100	2,235,906
Clark County, Nevada, Airport System Subordinate Lien Revenue Bonds, Series A-2 (d)(f):
5%, 7/01/30	1,500	1,417,515
5%, 7/01/36	3,200	2,950,080
Clark County, Nevada, IDR (Southwest Gas Corporation Project), AMT (f):
Series A, 4.75%, 9/01/36	75	49,287
Series D, 5.25%, 3/01/38 (d)	1,300	933,036
Clark County, Nevada, Water Reclamation District, GO, Series B:
5.50%, 7/01/29	4,500	4,702,905
5.75%, 7/01/34	1,825	1,934,427
Las Vegas Valley Water District, Nevada, GO, Refunding, Series A, 5%, 6/01/24 (d)(f)	1,600	1,616,656
Las Vegas, Nevada, Limited Tax, GO (Performing Arts Center):
6%, 4/01/34	850	874,913
6%, 4/01/39	3,780	3,894,534

		20,609,259

New Jersey — 8.3%
New Jersey EDA, Cigarette Tax Revenue Bonds (i):
5.50%, 6/15/31	600	419,928
5.75%, 6/15/34	305	217,032
New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A (d):
5.25%, 7/01/31	9,325	9,312,132
5.25%, 7/01/33	7,800	7,778,238
New Jersey EDA, School Facilities Construction Revenue Bonds:
Series O, 5.125%, 3/01/28	3,960	4,016,509
Series Z, 6%, 12/15/34 (h)	2,000	2,206,000

		23,949,839

New York — 5.5%
Erie County, New York, IDA, School Facility Revenue Bonds (City of Buffalo Project), Series A, 5.75%, 5/01/28 (c)	1,500	1,543,560
Metropolitan Transportation Authority, New York, Revenue Bonds, Series C, 6.50%, 11/15/28	4,000	4,414,040
Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series A, 5%, 11/15/32 (d)(f)	2,050	1,981,141
New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Series A, 5.75%, 6/15/40	1,250	1,342,088

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Bonds, Series S-4, 5.50%, 1/15/34	$2,750	$2,791,085
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (Education), Series B, 5.75%, 3/15/36	1,200	1,295,604
Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series A-1, 5.25%, 6/01/22 (a)	2,300	2,322,678

		15,690,196

Oregon — 0.6%
Oregon State Housing and Community Services Department, S/F Mortgage Program Revenue Bonds, AMT, Series G, 5.50%, 1/01/38	1,850	1,839,585

Pennsylvania — 0.6%
Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 99A, 5.25%, 10/01/32	1,500	1,411,410
Philadelphia, Pennsylvania, School District, GO, Series E, 6%, 9/01/38	400	422,792

		1,834,202

Rhode Island — 2.9%
Providence, Rhode Island, Public Building Authority, General Revenue Bonds, Series A, 6.25%, 12/15/10 (c)(k)	4,345	4,772,548
Rhode Island State Economic Development Corporation, Airport Revenue Bonds, Series B, 6.50%, 7/01/10 (f)(k)	3,355	3,608,269

		8,380,817

South Carolina — 5.7%
Berkeley County, South Carolina, School District, Installment Lease Revenue Bonds (Securing Assets for Education Project), 5.125%, 12/01/30	3,800	3,734,070
Kershaw County, South Carolina, Public Schools Foundation, Installment Power Revenue Refunding Bonds, 5%, 12/01/29 (p)	2,365	2,308,453
Scago Educational Facilities Corporation for Pickens County School District, South Carolina, Revenue Bonds, 5%, 12/01/31 (c)	9,200	8,885,544
South Carolina State Public Service Authority, Revenue Refunding Bonds, Series A, 5.50%, 1/01/38	1,275	1,338,278

		16,266,345

Tennessee — 2.8%
Knox County, Tennessee, Health, Educational and Housing Facilities Board, Hospital Facilities Revenue Refunding Bonds (Covenant Health), Series A, 5.04%, 1/01/38 (e)	4,100	490,237
Metropolitan Government of Nashville and Davidson County, Tennessee, Health and Educational Facilities Board, Revenue Refunding Bonds (Vanderbilt University), Series B, 5.50%, 10/01/29	5,000	5,356,150
Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series A, 5.25%, 9/01/26	2,610	2,108,697

		7,955,084

Texas — 15.2%
Dallas-Fort Worth, Texas, International Airport Revenue Bonds, AMT, Series A, 5.50%, 11/01/33 (d)	13,000	12,330,630
Dallas-Fort Worth, Texas, International Airport, Joint Revenue Bonds, AMT, Series B, 6%, 11/01/23 (d)	600	601,056
Houston, Texas, Combined Utility System, First LienRevenue Refunding Bonds, Series A, 6%, 11/15/35 (h)	2,100	2,235,135

Municipal Bonds	Par (000)	Value

Texas (concluded)
Lewisville, Texas, Independent School District, Capital Appreciation and School Building, GO, Refunding, 4.671%, 8/15/24 (d)(e)(f)	$4,475	$1,966,226
Mansfield, Texas, Independent School District, GO, 5%, 2/15/33	1,725	1,758,310
Matagorda County, Texas, Navigation District Number 1, PCR, Refunding (Central Power and Light Company Project), AMT, 5.20%, 5/01/30 (d)	2,400	1,877,736
North Harris County, Texas, Regional Water Authority, Senior Lien Revenue Bonds, 5.125%, 12/15/35 (d)	5,720	5,585,637
North Texas Tollway Authority, System Revenue Refunding Bonds, First Tier:
5.75%, 1/01/40 (d)	1,600	1,605,264
Series A, 6%, 1/01/25	625	656,813
Series K-1, 5.75%, 1/01/38 (h)	3,800	3,971,646
Series K-2, 6%, 1/01/38 (h)	4,015	4,287,819
Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier, Series A, 5.50%, 8/15/39 (a)	7,150	6,827,321

		43,703,593

Utah — 1.8%
Utah Transit Authority, Sales Tax Revenue Bonds, Series A, 5%, 6/15/36 (c)	5,000	5,080,300

Vermont — 0.9%
Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 27, 4.85%, 11/01/32 (c)	3,000	2,640,630

Virginia — 0.1%
Fairfax County, Virginia, IDA, Health Care Revenue Refunding Bonds (Inova Health System Project), Series A, 5.50%, 5/15/35	350	354,028

Washington — 0.2%
Port of Tacoma, Washington, GO, AMT, Series B, 4.875%, 12/01/38 (h)	515	435,082

Wisconsin — 0.7%
Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Ascension Health), 5%, 11/15/31 (c)	2,125	2,033,583

Total Municipal Bonds — 134.3%		385,709,681

Municipal Bonds Transferred to Tender Option Bond Trusts (q)

California — 1.8%
Anaheim, California, Public Financing Authority, Electric System Distribution Facilities Revenue Bonds, Series A, 5%, 10/01/31 (c)	959	944,206
San Diego County, California, Water Authority, Water Revenue Refunding Bonds, COP, Series A, 5%, 5/01/33 (c)	2,810	2,763,719
Tamalpais, California, Union High School District, GO (Election of 2001), 5%, 8/01/28 (c)	1,605	1,568,197

		5,276,122

District of Columbia — 0.7%
District of Columbia, Water and Sewer Authority, Public Utility Revenue Refunding Bonds, 6%, 10/01/35	1,770	1,910,154

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	25

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (q)	Par (000)	Value

Florida — 4.0%
Miami-Dade County, Florida, School Board, COP, Refunding, Series B, 5%, 5/01/33 (h)	$12,000	$11,561,520

Georgia — 6.1%
Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series B, 5.25%, 1/01/33 (c)	17,356	17,471,902

Illinois — 0.7%
Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Refunding Bonds (McCormick Place Expansion Project), Series B, 5.75%, 6/15/23 (d)	1,999	2,105,227

Massachusetts — 3.8%
Massachusetts State School Building Authority, Dedicated Sales Tax Revenue Bonds, Series A, 5%, 8/15/30 (c)	10,600	10,799,235

New Hampshire — 2.6%
New Hampshire Health and Education Facilities Authority Revenue Bonds (Dartmouth-Hitchcock Obligation Group), 5.5%, 8/01/27 (c)	7,390	7,450,524

New Jersey — 5.3%
New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%, 6/15/24 (h)	15,250	15,064,103

South Carolina — 2.4%
Charleston Educational Excellence Financing Corporation, South Carolina, Revenue Bonds (Charleston County School District) (h):
5.25%, 12/01/28	3,120	3,144,024
5.25%, 12/01/29	2,765	2,772,493
5.25%, 12/01/30	1,010	1,006,071

		6,922,588

Texas — 0.8%
Clear Creek Texas Independent School District, Refunding, 5%, 2/15/33	2,200	2,263,723

Virginia — 0.8%
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1, 5.35%, 7/01/31 (f)	2,310	2,322,012

Washington — 1.4%
Central Puget Sound Regional Transportation Authority, Washington, Sales and Use Tax Revenue Bonds, Series A, 5%, 11/01/32 (c)	4,004	4,040,079

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.4%		87,187,189

Total Long-Term Investments (Cost — $496,917,541) — 164.7%		472,896,870

Short-Term Securities	Par (000)	Value

Pennsylvania — 3.5%
Philadelphia, Pennsylvania, GO, Refunding, Series B, 3.50%, 5/01/09 (c)(r)	$10,000	$10,000,000

	Shares

Money Market — 1.1%
FFI Institutional Tax-Exempt Fund, 0.72% (s)(t)	3,302,493	3,302,493

Total Short-Term Securities (Cost — $13,302,493) — 4.6%		13,302,493

Total Investments (Cost — $510,220,034*) — 169.3%		486,199,363
Other Assets Less Liabilities — 2.0%		5,759,867
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (16.0)%		(46,005,743)
Preferred Shares, at Redemption Value — (55.3)%		(158,875,005)

Net Assets Applicable to Common Shares — 100.0%		$287,078,482

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$464,697,651

Gross unrealized appreciation	$13,670,400
Gross unrealized depreciation	(38,020,225)

Net unrealized depreciation	$(24,349,825)

(a)	AMBAC Insured.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the effective yield as of report date.

(c)	FSA Insured.

(d)	NPFGC Insured.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	FGIC Insured.

(g)	When-issued security.

(h)	Assured Guaranty Insured.

(i)	Radian Insured.

(j)	XL Capital Insured.

(k)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(l)	BHAC Insured.

(m)	GNMA Collateralized.

(n)	FNMA Collateralized.

(o)	FHLMC Collateralized.

(p)	CIFG Insured.

(q)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(r)

Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(s)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	(16,508,607)	$196,216

(t)	Represents the current yield as of report date.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN)

•

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$3,302,493
Level 2	482,896,870
Level 3	—

Total	$486,199,363

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	27

Schedule of Investments April 30, 2009	BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.6%
Camden, Alabama, IDB, Exempt Facilities Revenue Bonds (Weyerhaeuser Company), Series A, 6.125%, 12/01/13 (a)	$1,750	$2,058,070
Jefferson County, Alabama, Limited Obligation School Warrants, Series A, 5%, 1/01/24	4,550	2,733,367

		4,791,437

Arizona — 5.5%
Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project 1), Series A:
6.50%, 7/01/12	400	358,476
6.75%, 7/01/29	2,200	1,468,214
Phoenix, Arizona, IDA, Airport Facility, Revenue Refunding Bonds (America West Airlines Inc. Project), AMT, 6.30%, 4/01/23	2,215	1,362,203
Pinal County, Arizona, COP, 5%, 12/01/29	1,000	883,710
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds:
5%, 12/01/32	3,505	2,433,837
5%, 12/01/37	4,905	3,304,695
Show Low, Arizona, Improvement District Number 5, Special Assessment Bonds, 6.375%, 1/01/15	365	343,545

		10,154,680

California — 23.1%
Agua Caliente Band of Cahuilla Indians, California, Casino Revenue Bonds, 5.60%, 7/01/13	875	787,062
California Educational Facilities Authority Revenue Bonds (University of Southern California), Series A, 5.25%, 10/01/39	1,840	1,913,398
California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas & Electric), AMT, Series A, 5.35%, 12/01/16 (b)	6,810	6,692,800
California State, GO, 6.50%, 4/01/33	8,370	9,143,472
California State, GO, Refunding, 5%, 6/01/32	2,455	2,277,331
California State Public Works Board, Lease Revenue Bonds (Department of Corrections), Series C, 5.25%, 6/01/28	3,145	2,932,995
California Statewide Communities Development Authority, Health Facility Revenue Bonds (Memorial Health Services), Series A, 6%, 10/01/23	3,870	3,927,663
East Side Union High School District, California, Santa Clara County, GO (Election of 2002), Series D, 5%, 8/01/21 (c)	2,000	2,056,360
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds, Series A-3, 7.875%, 6/01/13 (a)	1,165	1,410,337
Montebello, California, Unified School District, GO (b)(d)(e):
5.616%, 8/01/22	2,405	1,197,425
5.607%, 8/01/23	2,455	1,122,450
San Diego, California, Community College District, GO (Election of 2002), 5.25%, 8/01/33 (f)	750	757,042
San Diego, California, Unified School District, GO (Election of 2008), CABS, Series A, 6.06%, 7/01/29 (e)(f)	3,475	1,040,311
San Jose, California, Airport Revenue Refunding Bonds, AMT, Series A, 5.50%, 3/01/32 (g)	5,210	4,761,263
Tustin, California, Unified School District, Senior Lien Special Tax Bonds (Community Facilities District Number 97-1), Series A, 5%, 9/01/32 (h)	2,815	2,658,204

		42,678,113

Municipal Bonds	Par (000)	Value

Colorado — 4.4%
Colorado Health Facilities Authority, Revenue Refunding Bonds (Poudre Valley Health Care) (h):
Series B, 5.25%, 3/01/36	$1,000	$943,680
Series C, 5.25%, 3/01/40	1,750	1,637,318
Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee), Series A, 7.35%, 9/01/31	2,645	2,103,145
Platte River Power Authority, Colorado, Power Revenue Bonds, Series HH:
5%, 6/01/27	870	906,357
5%, 6/01/28	395	408,588
Plaza Metropolitan District Number 1, Colorado, Tax Allocation Revenue Bonds (Public Improvement Fees), 8.125%, 12/01/25	1,000	768,500
University of Colorado, Enterprise System Revenue Bonds, Series A, 5.375%, 6/01/38	1,250	1,292,725

		8,060,313

Connecticut — 2.3%
Connecticut State Development Authority, Airport Facility Revenue Bonds (Learjet Inc. Project), AMT, 7.95%, 4/01/26	2,165	1,913,622
Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC Project), AMT, 8%, 4/01/30	2,735	2,359,293

		4,272,915

Florida — 8.7%
Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series A, 5.25%, 10/01/34	750	749,445
Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds (JetBlue Airways Corp.), AMT, 6.50%, 11/15/36	2,095	1,242,440
Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT, Series B, 7.125%, 4/01/30	1,900	975,973
Hillsborough County, Florida, IDA, Hospital Revenue Bonds (H. Lee Moffitt Cancer Center Project), Series A, 5.25%, 7/01/37	3,190	2,649,008
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, Series A, 5.25%, 10/01/38 (i)	1,795	1,619,072
Miami-Dade County, Florida, Special Obligation Revenue Bonds, Sub-Series A, 5.24%, 10/01/37 (b)(e)	2,340	256,534
Midtown Miami, Florida, Community Development District, Special Assessment Revenue Bonds:
Series A, 6.25%, 5/01/37	1,530	977,884
Series B, 6.50%, 5/01/37	2,495	1,650,617
Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Orlando Regional Healthcare), 6%, 12/01/12 (a)	3,225	3,743,290
Orlando, Florida, Urban Community Development District, Capital Improvement Special Assessment Bonds, Series A, 6.95%, 5/01/11 (a)	800	883,200
Palm Coast Park Community Development District, Florida, Special Assessment Revenue Bonds, 5.70%, 5/01/37	695	374,709
Preserve at Wilderness Lake, Florida, Community Development District, Capital Improvement Bonds, Series A, 5.90%, 5/01/34	1,560	1,029,023

		16,151,195

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Georgia — 3.7%
Atlanta, Georgia, Tax Allocation Refunding Bonds (Atlantic Station Project) (i):
5.25%, 12/01/20	$1,000	$1,034,800
5.25%, 12/01/21	2,000	2,048,220
5.25%, 12/01/22	1,000	1,020,030
Main Street Natural Gas, Inc., Georgia, Gas Project Revenue Bonds, Series A, 6.375%, 7/15/38 (j)(k)	1,185	441,424
Private Colleges and Universities Authority, Georgia, Revenue Refunding Bonds (Emory University Project), Series C, 5%, 9/01/38	2,260	2,295,256

		6,839,730

Illinois — 3.2%
Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75%, 12/01/32	1,200	823,416
Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT, Sub-Series C-2, 5.35%, 2/01/27	4,000	3,908,720
Illinois State Finance Authority Revenue Bonds:
(Landing At Plymouth Place Project), Series A, 6%, 5/15/25	700	516,817
(Monarch Landing, Inc. Project), Series A, 7%, 12/01/37	1,010	611,868

		5,860,821

Indiana — 0.4%
Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series B, 6%, 1/01/39	775	798,413

Kentucky — 1.1%
Louisville and Jefferson Counties, Kentucky, Metropolitan Sewer District, Sewer and Drain System Revenue Bonds, Series A, 5.50%, 5/15/34 (b)	2,000	2,034,440

Louisiana — 6.1%
East Baton Rouge, Louisiana, Sewerage Commission, Revenue Refunding Bonds, Series A, 5.25%, 2/01/39	570	553,829
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds (Westlake Chemical Corporation), 6.75%, 11/01/32	3,500	2,436,175
Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System, Inc.), Series A, 5.25%, 8/15/36	4,115	3,502,976
Louisiana Public Facilities Authority Revenue Bonds (Black & Gold Facilities Project), Series A, 5%, 7/01/39 (l)	3,815	2,853,811
New Orleans, Louisiana, Financing Authority Revenue Bonds (Xavier University of Louisiana Project), 5.30%, 6/01/12 (a)(b)	1,750	1,950,358

		11,297,149

Maryland — 2.7%
Anne Arundel County, Maryland, Special Obligation Revenue Bonds (Arundel Mills Project), 7.10%, 7/01/09 (a)	1,870	1,924,473
Maryland State Economic Development Corporation, Student Housing Revenue Bonds (University of Maryland College Park Project), 6%, 6/01/13 (a)	760	894,284
Maryland State Energy Financing Administration, Limited Obligation Revenue Bonds (Cogeneration — AES Warrior Run), AMT, 7.40%, 9/01/19	2,750	2,087,827

		4,906,584

Municipal Bonds	Par (000)	Value

Massachusetts — 1.4%
Massachusetts State, HFA, Housing Revenue Bonds, AMT, Series A, 5.25%, 12/01/48	$2,900	$2,645,148

Michigan — 2.1%
Flint, Michigan, Hospital Building Authority, Revenue Refunding Bonds (Hurley Medical Center), Series A, 6%, 7/01/20 (m)	1,400	1,121,176
Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Detroit Edison Company Pollution Control Project), AMT, Series B, 5.65%, 9/01/29	3,000	2,683,170

		3,804,346

Minnesota — 1.2%
Minneapolis, Minnesota, Health Care System Revenue Refunding Bonds (Fairview Health Services), Series A, 6.75%, 11/15/32	2,135	2,221,660

Mississippi — 2.9%
Mississippi Business Finance Corporation, Mississippi, PCR, Refunding (System Energy Resources Inc. Project), 5.90%, 5/01/22	2,500	2,287,650
Mississippi Development Bank, Special Obligation Revenue Refunding Bonds (Gulfport Water and Sewer System Project) (h):
5.25%, 7/01/17	1,000	1,111,560
5.25%, 7/01/19	810	878,672
University of Southern Mississippi Education Building Corporation Revenue Bonds (Campus Facilities Improvements Project), 5.375%, 9/01/36	975	994,695

		5,272,577

Missouri — 0.4%
Missouri State Development Finance Board, Infrastructure Facilities Revenue Refunding Bonds (Branson), Series A, 5.50%, 12/01/32	1,000	821,980

New Jersey — 8.0%
New Jersey EDA, Cigarette Tax Revenue Bonds:
5.75%, 6/15/29	5,385	3,976,661
5.75%, 6/15/34	2,280	1,622,402
New Jersey EDA, Retirement Community Revenue Bonds (Seabrook Village Inc.), Series A, 8.25%, 11/15/10 (a)	2,600	2,907,008
New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT:
6.625%, 9/15/12	1,000	872,510
6.25%, 9/15/29	2,950	1,886,525
New Jersey State Turnpike Authority, Turnpike Revenue Bonds, Series C, 5%, 1/01/30 (h)	3,500	3,558,485

		14,823,591

New York — 10.5%
Dutchess County, New York, IDA, Civic Facility Revenue Refunding Bonds (Saint Francis Hospital), Series A, 7.50%, 3/01/29	1,100	986,546
Long Island Power Authority, New York, Electric System Revenue Refunding Bonds, Series A, 5.75%, 4/01/39	1,450	1,508,044
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds, Series B, 5%, 11/15/34	1,740	1,688,670
New York City, New York, City IDA, Civic Facility Revenue Bonds, Series C, 6.80%, 6/01/28	535	524,883
New York City, New York, City IDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT:
8%, 11/01/12	725	609,022
8.375%, 11/01/16	725	499,866

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	29

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)
New York City, New York, City Municipal Water Finance Authority, Second General Resolution, Water and Sewer System Revenue Bonds, Series FF-2, 5.50%, 6/15/40	$1,110	$1,167,576
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Refunding Bonds, Series S-1, 4.50%, 1/15/38	700	604,898
New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, 5%, 10/15/20 (b)	1,000	1,096,000
Tobacco Settlement Financing Corporation of New York Revenue Bonds:
Series A-1, 5.50%, 6/01/18	3,150	3,254,265
Series C-1, 5.50%, 6/01/17	3,500	3,594,780
Series C-1, 5.50%, 6/01/22	1,400	1,427,118
Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50%, 1/01/13 (a)	2,080	2,424,760

		19,386,428

Ohio — 1.7%
American Municipal Power, Inc., Ohio, Revenue Refunding Bonds (Prairie State Energy Campus Project), Series A, 5%, 2/15/38	1,855	1,799,777
Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Bonds, Series A-2, 6.50%, 6/01/47	2,160	1,334,232

		3,134,009

Pennsylvania — 6.6%
Bucks County, Pennsylvania, IDA, Retirement Community Revenue Bonds (Ann’s Choice Inc.), Series A, 6.25%, 1/01/35	1,700	1,148,231
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT, Series B, 6.125%, 11/01/27	3,500	1,816,850
Pennsylvania Economic Development Financing Authority, Water Facility Revenue Bonds (Pennsylvania — American Water Company Project), 6.20%, 4/01/39	2,520	2,602,757
Philadelphia, Pennsylvania, Authority for IDR, Commercial Development, 7.75%, 12/01/17	725	618,613
Philadelphia, Pennsylvania, Authority for Industrial Development, Senior Living Revenue Bonds:
(Arbor House Inc. Project), Series E, 6.10%, 7/01/33	1,105	820,286
(Saligman House Project), Series C, 6.10%, 7/01/33	1,245	924,213
Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Bonds (Guthrie Healthcare System), Series B, 7.125%, 12/01/11 (a)	3,500	4,261,845

		12,192,795

Puerto Rico — 0.5%
Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities Financing Authority, Special Facilities Revenue Bonds (American Airlines Inc.), Series A, 6.45%, 12/01/25	2,060	824,021

Rhode Island — 1.8%
Rhode Island State Health and Educational Building Corporation, Hospital Financing Revenue Bonds (Lifespan Obligation Group), 6.50%, 8/15/12 (a)	2,820	3,245,566

South Carolina — 1.9%
Medical University Hospital Authority, South Carolina, Hospital Facilities Revenue Refunding Bonds, Series A, 6.375%, 8/15/12 (a)	3,020	3,506,915

Municipal Bonds	Par (000)	Value

South Dakota — 0.9%
South Dakota State Health and Educational Facilities Authority Revenue Bonds (Sanford Health), 5%, 11/01/40	$1,825	$1,595,871

Tennessee — 4.7%
Hardeman County, Tennessee, Correctional Facilities Corporation Revenue Bonds, 7.75%, 8/01/17	3,750	3,416,325
Shelby County, Tennessee, Health, Educational and Housing Facility Board, Hospital Revenue Refunding Bonds (Methodist Healthcare), 6.50%, 9/01/12 (a)	1,845	2,146,012
Tennessee Educational Loan Revenue Bonds (Educational Funding South Inc.), AMT, Senior Series B, 6.20%, 12/01/21	3,160	3,152,700

		8,715,037

Texas — 16.5%
Brazos River Authority, Texas, PCR, Refunding (TXU Energy Company Project), AMT, Series C, 5.75%, 5/01/36 (t)	2,660	1,569,400
Brazos River, Texas, Harbor Navigation District, Brazoria County Environmental Revenue Refunding Bonds (Dow Chemical Company Project), AMT, Series A-7, 6.625%, 5/15/33	3,655	2,887,377
Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System), Series B, 7.25%, 12/01/35	1,910	2,024,848
Harris County, Texas, Toll Road Revenue Bonds, Senior Lien, Series A, 5%, 8/15/38	4,625	4,568,575
Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor), AMT, 6.375%, 4/01/27	3,000	3,007,470
Matagorda, Texas, Hospital District Revenue Bonds, 5%, 2/15/35 (n)	4,500	4,071,060
North Texas Tollway Authority, System Revenue Refunding Bonds, Second Tier, Series F, 6.125%, 1/01/31	4,190	4,199,763
San Antonio Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds:
5.50%, 8/01/23	2,425	2,074,175
5.50%, 8/01/24	1,100	940,060
5.50%, 8/01/25	1,120	944,776
Texas State Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, AMT, Series A, 5.70%, 1/01/33 (o)(p)	1,745	1,773,269
Texas State Department of Housing and Community Affairs, Residential Mortgage Revenue Refunding Bonds, AMT, Series B, 5.25%, 7/01/22 (o)(p)	2,565	2,487,383

		30,548,156

U.S. Virgin Islands — 1.5%
Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker Project), AMT, 6.50%, 7/01/21	3,460	2,713,645

Vermont — 1.2%
Vermont Educational and Health Buildings Financing Agency, Revenue Bonds (Developmental and Mental Health), Series A, 6%, 6/15/17	2,370	2,219,221

Virginia — 3.1%
Chesterfield County, Virginia, IDA, PCR (Virginia Electric and Power Company), Series A, 5.875%, 6/01/17	1,150	1,189,663
Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds, AMT, Series A, 6.10%, 2/01/11 (g)	3,000	3,109,980
Tobacco Settlement Financing Corporation of Virginia, Asset-Backed Revenue Bonds, 5.625%, 6/01/15 (a)	1,290	1,489,241

		5,788,884

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Washington — 0.6%
Seattle, Washington, Housing Authority Revenue Bonds (Replacement Housing Project), 6.125%, 12/01/32	$1,325	$1,039,966

Wisconsin — 4.1%
Wisconsin State Health and Educational Facilities Authority Revenue Bonds:
(New Castle Place Project), Series A, 7%, 12/01/31	825	622,297
(SynergyHealth Inc.), 6%, 11/15/32	1,755	1,767,882
Wisconsin State, General Fund Annual Appropriation Bonds, Series A, 6%, 5/01/36	4,980	5,247,974

		7,638,153

Total Municipal Bonds — 135.4%		249,983,759

Municipal Bonds Transferred to Tender Option Bond Trusts (q)

California — 1.9%
Sequoia, California, Unified High School District, GO, Refunding, Series B, 5.50%, 7/01/35 (h)	3,494	3,543,616

Colorado — 2.2%
Colorado Health Facilities Authority Revenue Bonds (Catholic Health) (h):
Series C-3, 5.10%, 10/01/41	2,580	2,473,446
Series C-7, 5%, 9/01/36	1,650	1,583,439

		4,056,885

Connecticut — 3.6%
Connecticut State Health and Educational Facilities Authority Revenue Bonds (Yale University):
Series T-1, 4.70%, 7/01/29	3,180	3,268,881
Series X-3, 4.85%, 7/01/37	3,270	3,338,343

		6,607,224

Massachusetts — 2.8%
Massachusetts State School Building Authority, Dedicated Sales Tax Revenue Bonds, Series A, 5%, 8/15/30 (h)	4,994	5,088,049

New York — 2.4%
New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, 5.25%, 10/15/27 (g)	4,240	4,421,472

Tennessee — 1.2%
Shelby County, Tennessee, Health, Educational and Housing Facility Board, Hospital Revenue Refunding Bonds (Saint Jude Children’s Research Hospital), 5%, 7/01/31	2,250	2,249,843

Texas — 6.7%
Harris County, Texas, Toll Road Revenue Refunding Bonds, Senior Lien, Series A, 5.25%, 8/15/35 (h)	11,760	12,457,133

Municipal Bonds	Par (000)	Value

Virginia — 9.3%
University of Virginia, Revenue Refunding Bonds, 5%, 6/01/40	$3,750	$3,871,463
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1 (b):
5.35%, 7/01/31	2,370	2,382,324
5.375%, 7/01/36	10,940	10,969,100

		17,222,887

Washington — 1.0%
Central Puget Sound Regional Transportation Authority, Washington, Sales and Use Tax Revenue Bonds, Series A, 5%, 11/01/32 (h)	1,860	1,876,291

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.1%		57,523,400

Total Long-Term Investments (Cost — $332,855,996) — 166.5%		307,507,159

Short-Term Securities	Shares

Money Market Fund — 1.0%
FFI Institutional Tax-Exempt Fund, 0.72% (r)(s)	1,910,337	1,910,337

Total Short-Term Securities (Cost — $1,910,337) — 1.0%		1,910,337

Total Investments (Cost — $334,766,333*) — 167.5%		309,417,496
Liabilities in Excess of Other Assets — (1.3)%		(2,386,292)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (16.4)%		(30,411,678)
Preferred Shares, at Redemption Value — (49.8)%		(91,934,549)

Net Assets Applicable to Common Shares — 100.0%		$184,684,977

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$304,312,228

Gross unrealized appreciation	$8,333,653
Gross unrealized depreciation	(33,516,341)

Net unrealized depreciation	$(25,182,688)

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	NPFGC Insured.

(c)	XL Capital Insured.

(d)	FGIC Insured.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	When-issued security.

(g)	AMBAC Insured.

(h)	FSA Insured.

(i)	Assured Guaranty Insured.

(j)	Non-income producing security.

(k)	Issuer filed for bankruptcy and/or is in default of interest payments.

(l)	CIFG Insured.

(m)	ACA Insured.

(n)	FHA Insured.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	31

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

(o)	FNMA Collateralized.

(p)	GNMA Collateralized.

(q)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(r)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	1,901,366	$35,142

(s)	Represents the current yield as of report date.

(t)	Variable rate security. Rate shown is as of report date.

•

Effective May 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$1,910,337
Level 2	307,507,159
Level 3	—

Total	$309,417,496

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments April 30, 2009	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.5%
Jefferson County, Alabama, Limited Obligation School Warrants, Series A, 5%, 1/01/24	$3,450	$2,072,553

Arizona — 6.5%
Arizona Health Facilities Authority Revenue Bonds (Catholic Healthcare West), Series A, 6.625%, 7/01/20	1,000	1,069,720
Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project 1), Series A, 6.50%, 7/01/12	1,325	1,187,452
Phoenix, Arizona, IDA, Airport Facility, Revenue Refunding Bonds (America West Airlines Inc. Project), AMT, 6.30%, 4/01/23	2,060	1,266,879
Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project), Series C, 6.75%, 7/01/31	960	674,371
Pinal County, Arizona, COP, 5%, 12/01/29	1,000	883,710
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds:
5%, 12/01/32	2,535	1,760,279
5%, 12/01/37	2,175	1,465,385
Show Low, Arizona, Improvement District Number 5, Special Assessment Bonds, 6.375%, 1/01/15	755	710,621

		9,018,417

California — 25.2%
Benicia, California, Unified School District, GO, Refunding, Series A, 5.62%, 8/01/20 (a)(b)(c)	2,000	1,144,420
California Educational Facilities Authority Revenue Bonds (University of Southern California), Series A, 5.25%, 10/01/39	1,335	1,388,253
California State, GO, 6.50%, 4/01/33	7,325	8,001,903
California State Public Works Board, Lease Revenue Bonds (Department of Corrections), Series C, 5.25%, 6/01/28	2,605	2,429,397
East Side Union High School District, California, Santa Clara County, GO (Election of 2002), Series D, 5%, 8/01/20 (d)	1,000	1,035,900
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds, Series A-3, 7.875%, 6/01/13 (e)	870	1,053,213
Poway, California, Unified School District, Special Tax Bonds (Community Facilities District Number 6), Series A, 6.125%, 9/01/33	1,750	1,542,485
San Diego, California, Community College District, GO (Election of 2002), 5.25%, 8/01/33 (f)	550	555,164
San Diego, California, Unified School District, GO (Election of 2008), CABS, Series A, 6.06%, 7/01/29 (c)(f)	2,525	755,909
San Jose, California, Airport Revenue Refunding Bonds, AMT, Series A, 5.50%, 3/01/32 (g)	3,780	3,454,429
San Marino, California, Unified School District, GO, Series A (a)(c):
5.50%, 7/01/17	1,820	1,282,063
5.55%, 7/01/18	1,945	1,288,679
5.60%, 7/01/19	2,070	1,279,115
Tracy, California, Area Public Facilities Financing Agency, Special Tax Refunding Bonds (Community Facilities District Number 87-1), Series H, 5.875%, 10/01/19 (a)	4,925	4,933,619
Tustin, California, Unified School District, Senior Lien Special Tax Bonds (Community Facilities District Number 97-1), Series A, 5%, 9/01/32 (h)	1,250	1,180,375
University of California Revenue Bonds, Series B, 4.75%, 5/15/38	4,095	3,762,977

		35,087,901

Municipal Bonds	Par (000)	Value

Colorado — 3.4%
Colorado Health Facilities Authority, Revenue Refunding Bonds (Poudre Valley Health Care), Series B, 5.25%, 3/01/36 (h)	$735	$693,605
Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee), Series A, 7.10%, 9/01/14	1,315	1,296,209
Platte River Power Authority, Colorado, Power Revenue Bonds, Series HH, 5%, 6/01/28	1,105	1,143,012
Plaza Metropolitan District Number 1, Colorado, Tax Allocation Revenue Bonds (Public Improvement Fees), 8.125%, 12/01/25	860	660,910
University of Colorado, Enterprise System Revenue Bonds, Series A, 5.375%, 6/01/38	920	951,446

		4,745,182

Florida — 7.5%
Ballantrae, Florida, Community Development District, Capital Improvement Revenue Bonds, 6%, 5/01/35	1,595	1,271,343
Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series A, 5.25%, 10/01/34	545	544,597
Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds (JetBlue Airways Corp.), AMT, 6.50%, 11/15/36	1,515	898,471
Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT, Series B, 7.125%, 4/01/30	1,380	708,865
Hillsborough County, Florida, IDA, Hospital Revenue Bonds (H. Lee Moffitt Cancer Center Project), Series A, 5.25%, 7/01/37	2,310	1,918,247
Miami-Dade County, Florida, Special Obligation Revenue Bonds, Sub-Series A, 5.24%, 10/01/37 (a)(c)	1,765	193,497
Midtown Miami, Florida, Community Development District, Special Assessment Revenue Bonds, Series A, 6.25%, 5/01/37	1,665	1,064,168
Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Orlando Regional Healthcare), 6%, 12/01/12 (e)	2,400	2,785,704
Palm Coast Park Community Development District, Florida, Special Assessment Revenue Bonds, 5.70%, 5/01/37	510	274,967
Preserve at Wilderness Lake, Florida, Community Development District, Capital Improvement Bonds, Series A, 5.90%, 5/01/34	1,215	801,450

		10,461,309

Georgia — 3.5%
Atlanta, Georgia, Tax Allocation Refunding Bonds (Atlantic Station Project) (i):
5%, 12/01/23	1,000	998,010
4.75%, 12/01/24	2,000	1,924,020
Main Street Natural Gas, Inc., Georgia, Gas Project Revenue Bonds, Series A, 6.375%, 7/15/38 (j)(k)	865	322,221
Private Colleges and Universities Authority, Georgia, Revenue Refunding Bonds (Emory University Project), Series C, 5%, 9/01/38	1,650	1,675,740

		4,919,991

Idaho — 1.2%
Power County, Idaho, Industrial Development Corporation, Solid Waste Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45%, 8/01/32	2,000	1,725,300

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	33

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois — 2.5%
Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75%, 12/01/32	$1,000	$686,180
Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT, Sub-Series C-2, 5.25%, 8/01/22	2,000	2,010,500
Illinois State Finance Authority Revenue Bonds, Series A:
(Landing At Plymouth Place Project), 6%, 5/15/25	500	369,155
(Monarch Landing, Inc. Project), 7%, 12/01/37	720	436,183

		3,502,018

Indiana — 0.4%
Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series B, 6%, 1/01/39	565	582,069

Louisiana — 4.0%
East Baton Rouge, Louisiana, Sewage Commission, Revenue Refunding Bonds, Series A, 5.25%, 2/01/39	420	408,085
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds (Westlake Chemical Corporation), 6.75%, 11/01/32	2,500	1,740,125
Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System, Inc.), Series A, 5.25%, 8/15/36	2,500	2,128,175
New Orleans, Louisiana, Financing Authority Revenue Bonds (Xavier University of Louisiana Project), 5.30%, 6/01/12 (a)(e)	1,275	1,420,975

		5,697,360

Maryland — 0.6%
Maryland State Energy Financing Administration, Limited Obligation Revenue Bonds (Cogeneration — AES Warrior Run), AMT, 7.40%, 9/01/19	1,050	797,170

Massachusetts — 3.7%
Massachusetts State Development Finance Agency Revenue Bonds (Neville Communities Home), Series A (l):
5.75%, 6/20/22	600	639,312
6%, 6/20/44	1,500	1,530,030
Massachusetts State, HFA, Housing Revenue Bonds, AMT, Series A, 5.25%, 12/01/48	2,100	1,915,452
Massachusetts State, HFA, Housing Revenue Refunding Bonds, AMT, Series F, 5.70%, 6/01/40	1,140	1,087,640

		5,172,434

Michigan — 3.9%
Flint, Michigan, Hospital Building Authority, Revenue Refunding Bonds (Hurley Medical Center), Series A, 6%, 7/01/20 (m)	1,100	880,924
Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Detroit Edison Company Pollution Control Project), AMT, Series C, 5.65%, 9/01/29 (d)	5,000	4,492,550

		5,373,474

Minnesota — 5.6%
Minneapolis, Minnesota, Community Development Agency, Supported Development Revenue Refunding Bonds (Common Bond), Series G-3, 5.35%, 12/01/11 (e)	1,680	1,856,988
Minneapolis, Minnesota, Health Care System Revenue Refunding Bonds (Fairview Health Services), Series A, 6.75%, 11/15/32	1,540	1,602,509
Minnesota State Municipal Power Agency, Electric Revenue Bonds, 5.25%, 10/01/21	4,220	4,389,855

		7,849,352

Municipal Bonds	Par (000)	Value

Mississippi — 2.2%
Mississippi Business Finance Corporation, Mississippi, PCR, Refunding (System Energy Resources Inc. Project):
5.875%, 4/01/22	$2,000	$1,826,440
5.90%, 5/01/22	500	457,530
University of Southern Mississippi Education Building Corporation Revenue Bonds (Campus Facilities Improvements Project), 5.375%, 9/01/36	700	714,140

		2,998,110

Missouri — 1.1%
Kansas City, Missouri, IDA, First Mortgage Health Facilities Revenue Bonds (Bishop Spencer Place), Series A, 6.50%, 1/01/35	1,000	694,750
Missouri State Development Finance Board, Infrastructure Facilities Revenue Refunding Bonds (Branson), Series A, 5.50%, 12/01/32	1,000	821,980

		1,516,730

New Jersey — 7.7%
New Jersey EDA, Cigarette Tax Revenue Bonds:
5.75%, 6/15/29	4,050	2,990,803
5.50%, 6/15/31	1,890	1,322,773
New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT, 6.625%, 9/15/12	2,000	1,745,020
New Jersey State Turnpike Authority, Turnpike Revenue Bonds:
Series C, 5%, 1/01/30 (h)	2,500	2,541,775
Series E, 5.25%, 1/01/40	2,130	2,141,076

		10,741,447

New York — 11.0%
Dutchess County, New York, IDA, Civic Facility Revenue Refunding Bonds (Saint Francis Hospital), Series A, 7.50%, 3/01/29	885	793,721
Long Island Power Authority, New York, Electric System Revenue Refunding Bonds, Series A, 5.75%, 4/01/39	1,050	1,092,031
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds, Series B, 5%, 11/15/34	1,270	1,232,535
New York City, New York, City IDA, Civic Facility Revenue Bonds, Series C, 6.80%, 6/01/28	415	407,152
New York City, New York, City IDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT:
8%, 11/01/12	525	441,016
8.375%, 11/01/16	525	361,972
New York City, New York, City Municipal Water Finance Authority, Second General Resolution, Water and Sewer System Revenue Bonds, Series FF-2, 5.50%, 6/15/40	800	841,496
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Bonds, Series S-3, 5.25%, 1/15/39	3,300	3,231,657
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Refunding Bonds, Series S-1, 4.50%, 1/15/38	500	432,070
Tobacco Settlement Financing Corporation of New York Revenue Bonds:
Series A-1, 5.50%, 6/01/15	1,100	1,123,089
Series A-1, 5.50%, 6/01/18	2,400	2,479,440
Series C-1, 5.50%, 6/01/22	1,100	1,121,307
Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50%, 1/01/13 (e)	1,575	1,836,056

		15,393,542

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

North Carolina — 1.5%
North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series D, 6.75%, 1/01/26	$2,000	$2,020,740

Ohio — 0.7%
Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Bonds, Series A-2, 6.50%, 6/01/47	1,565	966,700

Pennsylvania — 5.0%
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT, Series A, 6.25%, 11/01/27	2,750	1,427,415
Pennsylvania Economic Development Financing Authority, Water Facility Revenue Bonds (Pennsylvania — American Water Company Project), 6.20%, 4/01/39	1,830	1,890,097
Philadelphia, Pennsylvania, Authority for IDR, Commercial Development, 7.75%, 12/01/17	540	460,760
Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Bonds (Guthrie Healthcare System), Series B, 7.125%, 12/01/11 (e)	2,630	3,202,472

		6,980,744

Puerto Rico — 1.8%
Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Refunding Bonds, Series N, 5.25%, 7/01/36 (i)	1,945	1,922,652
Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities Financing Authority, Special Facilities Revenue Bonds (American Airlines Inc.), Series A, 6.45%, 12/01/25	1,550	620,015

		2,542,667

Rhode Island — 1.8%
Rhode Island State Health and Educational Building Corporation, Hospital Financing Revenue Bonds (Lifespan Obligation Group), 6.50%, 8/15/12 (e)	2,190	2,520,493

South Carolina — 1.7%
Medical University Hospital Authority, South Carolina, Hospital Facilities Revenue Refunding Bonds, Series A, 6.375%, 8/15/12 (e)	2,080	2,415,358

South Dakota — 0.9%
South Dakota State Health and Educational Facilities Revenue Bonds (Sanford Health), 5%, 11/01/40	1,350	1,180,508

Tennessee — 2.4%
Hardeman County, Tennessee, Correctional Facilities Corporation Revenue Bonds, Series B, 7.375%, 8/01/17	2,200	1,877,590
Shelby County, Tennessee, Health, Educational and Housing Facility Board, Hospital Revenue Refunding Bonds (Methodist Healthcare), 6.50%, 9/01/12 (e)	1,280	1,488,832

		3,366,422

Texas — 11.3%
Brazos River Authority, Texas, PCR, Refunding (TXU Energy Company Project), AMT, Series C, 5.75%, 5/01/36 (r)	1,930	1,138,700
Brazos River, Texas, Harbor Navigation District, Brazoria County Environmental Revenue Refunding Bonds (Dow Chemical Company Project), AMT, Series A-7, 6.625%, 5/15/33	2,500	1,974,950
Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System), Series B, 7.25%, 12/01/35	1,380	1,462,979
Harris County, Texas, Toll Road Revenue Bonds, Senior Lien, Series A, 5%, 8/15/38 (f)	3,360	3,319,008

Municipal Bonds	Par (000)	Value

Texas (concluded)
Matagorda, Texas, Hospital District Revenue Bonds, 5%, 2/15/35 (n)	$3,265	$2,953,780
North Texas Tollway Authority, System Revenue Refunding Bonds, Second Tier, Series F, 6.125%, 1/01/31	3,020	3,027,037
San Antonio Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds:
5.50%, 8/01/23	1,130	966,523
5.50%, 8/01/24	1,035	884,511

		15,727,488

U.S. Virgin Islands — 1.5%
Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker Project), AMT, 6.50%, 7/01/21	2,680	2,101,897

Vermont — 0.6%
Vermont Educational and Health Buildings Financing Agency, Revenue Bonds (Developmental and Mental Health), Series A, 6.50%, 6/15/32	1,000	770,970

Virginia — 5.1%
Chesterfield County, Virginia, IDA, PCR (Virginia Electric and Power Company), Series A, 5.875%, 6/01/17	425	439,658
Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds, AMT, Series A, 6.10%, 2/01/11 (g)	2,250	2,332,485
Tobacco Settlement Financing Corporation of Virginia, Asset-Backed Revenue Bonds, 5.625%, 6/01/15 (e)	930	1,073,639
Virginia State, HDA, Revenue Bonds, AMT, Series D, 6%, 4/01/24	3,200	3,231,136

		7,076,918

Washington — 0.6%
Seattle, Washington, Housing Authority Revenue Bonds (Replacement Housing Project), 6.125%, 12/01/32	975	765,258

Wisconsin — 3.7%
Wisconsin State Health and Educational Facilities Authority Revenue Bonds (SynergyHealth Inc.), 6%, 11/15/32	1,360	1,369,982
Wisconsin State, General Fund Annual Appropriation Bonds, Series A, 6%, 5/01/36	3,620	3,814,792

		5,184,774

Total Municipal Bonds — 130.1%		181,275,296

Municipal Bonds Transferred to Tender Option Bond Trusts (m)

California — 4.0%
Sequoia, California, Unified High School District, GO, Refunding, Series B, 5.50%, 7/01/35 (h)	5,519	5,596,785

Colorado — 2.1%
Colorado Health Facilities Authority Revenue Bonds (Catholic Health) (h):
Series C-3, 5.10%, 10/01/41	1,870	1,792,769
Series C-7, 5%, 9/01/36	1,200	1,151,592

		2,944,361

Connecticut — 3.4%
Connecticut State Health and Educational Facilities Authority Revenue Bonds (Yale University):
Series T-1, 4.70%, 7/01/29	2,300	2,364,285
Series X-3, 4.85%, 7/01/37	2,370	2,419,533

		4,783,818

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	35

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (o)	Par (000)	Value

Massachusetts — 2.2%
Massachusetts State School Building Authority, Dedicated Sales Tax Revenue Bonds, Series A, 5%, 8/15/30 (h)	$2,999	$3,055,885

New York — 2.4%
New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, 5.25%, 10/15/27 (g)	3,200	3,336,960

Tennessee — 1.8%
Shelby County, Tennessee, Health, Educational and Housing Facility Board, Hospital Revenue Refunding Bonds (Saint Jude Children’s Research Hospital), 5%, 7/01/31	2,500	2,499,825

Texas — 6.6%
Harris County, Texas, Toll Road Revenue Refunding Bonds, Senior Lien, Series A, 5.25%, 8/15/35 (h)	8,730	9,247,514

Virginia — 9.0%
University of Virginia, Revenue Refunding Bonds, 5%, 6/01/40	2,730	2,818,425
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1 (a):
5.35%, 7/01/31	1,725	1,733,970
5.375%, 7/01/36	7,900	7,921,014

		12,473,409

Washington — 1.0%
Central Puget Sound Regional Transportation Authority, Washington, Sales and Use Tax Revenue Bonds, Series A, 5%, 11/01/32	1,365	1,376,956

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.5%		45,315,513

Total Long-Term Investments (Cost — $242,212,178) — 162.6%		226,590,809

Short-Term Securities	Shares

Money Market Fund — 0.1%
FFI Institutional Tax-Exempt Fund, 0.72% (p)(q)	112,826	112,826

Total Short-Term Securities (Cost — $112,826) — 0.1%		112,826

Total Investments (Cost — $242,325,004*) — 162.7%		226,703,635
Liabilities in Excess of Other Assets — (1.5)%		(2,083,121)
Liability for Trust Certificates, Including
Interest Expense and Fees Payable — (17.4)%		(24,239,538)
Preferred Shares, at Redemption Value — (43.8)%		(61,003,971)

Net Assets Applicable to Common Shares — 100.0%		$139,377,005

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$217,779,303

Gross unrealized appreciation	$6,276,188
Gross unrealized depreciation	(21,489,929)

Net unrealized depreciation	$(15,213,741)

(a)	NPFGC Insured.

(b)	FGIC Insured.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of the report date.

(d)	XL Capital Insured.

(e)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	When-issued security.

(g)	AMBAC Insured.

(h)	FSA Insured.

(i)	Assured Guaranty Insured.

(j)	Issuer filed for bankruptcy and/or is in default of interest payments.

(k)	Non-income producing security.

(l)	GNMA Collateralized.

(m)	ACA Insured.

(n)	FHA Insured.

(o)

Securities represent bonds transferred to a tender option bond trust established in exchange for which the Fund acquired the residual interest certificates. These securities serve as a collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(p)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	101,105	$27,300

(q)	Represents the current yield as of report date.

(r)	Variable rate security. Rate shown is as of report date.

•

Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$112,826
Level 2	226,590,809
Level 3	—

Total	$226,703,635

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments April 30, 2009	BlackRock MuniHoldings Insured Fund, Inc. (MUS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.9%
Jefferson County, Alabama, Limited Obligation School Warrants, Series A, 5.50%, 1/01/22	$2,170	$1,347,310

Arkansas — 3.9%
Arkansas State Development Finance Authority, M/F Mortgage Revenue Refunding Bonds, Series C, 5.35%, 12/01/35 (a)(b)	6,220	6,233,746

California — 17.3%
California State Public Works Board, Lease Revenue Bonds (Department of General Services — Capitol East End Complex), Series A, 5%, 12/01/27 (c)	2,000	1,823,600
East Side Union High School District, California, Santa Clara County, GO (Election of 2002), Series B, 5%, 8/01/27 (a)(d)	1,800	1,782,864
Eastern Municipal Water District, California, Water and Sewer, COP, Series H, 5%, 7/01/35	900	858,276
Modesto, California, Schools Infrastructure Financing Agency, Special Tax Bonds, 5.50%, 9/01/36 (c)	2,565	2,104,223
Oceanside, California, Unified School District, GO, Series A, 5.25%, 8/01/33	1,825	1,830,146
San Pablo, California, Joint Powers Financing Authority, Tax Allocation Revenue Refunding Bonds (a)(e):
5.66%, 12/01/24	2,635	1,008,335
5.66%, 12/01/25	2,355	829,667
5.66%, 12/01/26	2,355	769,850
Santa Ana, California, Unified School District, GO, 5%, 8/01/32 (a)	4,265	4,072,819
Stockton, California, Public Financing Revenue Bonds (Redevelopment Projects), Series A, 5.25%, 9/01/31 (f)	2,140	1,617,990
Tustin, California, Unified School District, Senior Lien Special Tax Bonds (Community Facilities District Number 97-1), Series A (g):
5%, 9/01/32	1,390	1,312,577
5%, 9/01/38	2,800	2,581,796
Vista, California, COP (Community Projects), 5%, 5/01/37 (a)	3,600	3,114,612
West Contra Costa, California, Unified School District, GO, Series C, 5%, 8/01/21 (a)(d)	3,480	3,556,177

		27,262,932

Colorado — 7.2%
Aurora, Colorado, COP, 5.75%, 12/01/10 (c)(h)	10,620	11,450,803

District of Columbia — 0.2%
District of Columbia, Deed Tax Revenue Bonds (Housing Production Trust Fund — New Communities Project), Series A, 5%, 6/01/32 (a)	400	375,000

Florida — 22.4%
Broward County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series E, 5.90%, 10/01/39 (i)(j)(k)	1,470	1,499,812
Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Bonds (Baptist Medical Center Project), 5%, 8/15/37 (g)	4,515	4,174,388
Jacksonville, Florida, Port Authority Revenue Bonds, AMT, 6%, 11/01/38 (l)	3,750	3,754,687
Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series A, 5%, 4/01/32 (c)	1,925	1,605,200
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, Series A, 5.50%, 10/01/41 (g)	3,900	3,631,524
Miami-Dade County, Florida, GO (Building Better Communities Program), Series B-1, 6%, 7/01/38	7,500	7,772,025

Municipal Bonds	Par (000)	Value

Florida (concluded)
Miami-Dade County, Florida, Special Obligation Revenue Bonds, Sub-Series A, 5.24%, 10/01/37 (a)(e)	$2,225	$243,927
Orange County, Florida, School Board, COP, Series A, 5.50%, 8/01/34 (l)	7,395	7,439,222
Orlando, Florida, Senior Tourist Development Tax Revenue Bonds (6th Cent Contract Payments), Series A, 5.25%, 11/01/38 (l)	2,000	2,015,000
Pasco County, Florida, Half-Cent Sales Tax Revenue Bonds, 5.125%, 12/01/28 (c)	3,850	3,333,138

		35,468,923

Illinois — 10.4%
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Refunding Bonds, Third Lien, AMT, Series A, 5.75%, 1/01/19 (a)	1,875	1,883,100
Chicago, Illinois, O’Hare International Airport, Revenue Refunding Bonds, Series A, 5%, 1/01/33 (g)	8,000	7,709,200
Chicago, Illinois, Transit Authority, Capital Grant Receipts Revenue Bonds (Federal Transit Administration Section 5309 Formula Funds), Series A, 6%, 6/01/26 (l)	2,000	2,233,060
Illinois State, GO, First Series, 6%, 1/01/18 (a)(d)	4,500	4,636,125
Lake, Cook, Kane and McHenry Counties, Illinois, Community Unit School District Number 220, GO, 5.75%, 12/01/19 (a)(d)	45	47,258

		16,508,743

Indiana — 4.0%
Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series A (a):
5%, 1/01/37	835	783,831
5%, 1/01/42	6,000	5,563,860

		6,347,691

Kentucky — 2.0%
Kentucky Economic Development Financing Authority, Louisville Arena Project Revenue Bonds (Louisville Arena Authority, Inc.), Sub-Series A-1, 6%, 12/01/38 (l)	650	669,682
Kentucky State Property and Buildings Commission, Revenue Refunding Bonds (Project Number 93) (l):
5.25%, 2/01/27	1,400	1,459,584
5.25%, 2/01/29	1,000	1,030,710

		3,159,976

Louisiana — 1.4%
Louisiana State Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series C-3, 6.125%, 6/01/25 (l)	2,055	2,127,644

Massachusetts — 1.7%
Massachusetts State, HFA, Housing Development Revenue Refunding Bonds, AMT, Series A, 5.15%, 6/01/11 (a)	315	318,408
Massachusetts State, HFA, Rental Housing Mortgage Revenue Bonds, AMT, Series C, 5.50%, 7/01/32 (g)	2,440	2,374,388

		2,692,796

Michigan — 10.4%
Detroit, Michigan, Sewage Disposal System, Second Lien Revenue Refunding Bonds, Series E, 5.75%, 7/01/31 (d)(m)	3,240	3,320,903
Detroit, Michigan, Sewage Disposal System, Senior Lien Revenue Refunding Bonds, Series C-2, 5.25%, 7/01/29 (d)(m)	2,910	2,930,836
Detroit, Michigan, Water Supply System, Revenue Refunding Bonds, Second Lien, Series C, 5.75%, 7/01/27 (d)(m)	1,580	1,692,591

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	37

Schedule of Investments (continued)	BlackRock MuniHoldings Insured Fund, Inc. (MUS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan (concluded)
Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Detroit Edison Company Pollution Control Project), AMT (n):
Series A, 5.50%, 6/01/30	$2,000	$1,741,060
Series B, 5.65%, 9/01/29	1,500	1,430,205
Series C, 5.65%, 9/01/29	3,500	3,144,785
Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Refunding Bonds (William Beaumont Hospital), 8.25%, 9/01/39	1,910	2,125,372

		16,385,752

Minnesota — 3.6%
Minneapolis, Minnesota, Health Care System, Revenue Refunding Bonds (Fairview Health Services), Series B, 6.50%, 11/15/38 (l)	1,325	1,436,644
Sauk Rapids, Minnesota, Independent School District Number 47, GO, Series A, 5.65%, 2/01/19 (a)	4,015	4,290,268

		5,726,912

Missouri — 1.3%
Cape Girardeau, Missouri, School District Number 063, GO (Missouri Direct Deposit Program), 5.50%, 3/01/18 (d)	2,000	2,069,660

Montana — 4.6%
Mehlville, Montana, School District Number R-9, COP, Series A (g):
5.50%, 3/01/11 (h)	5,510	5,962,150
5.50%, 3/01/14	360	381,388
5.50%, 3/01/15	405	429,061
5.50%, 3/01/16	215	227,773
5.50%, 3/01/17	280	296,635

		7,297,007

Nevada — 4.2%
Clark County, Nevada, Airport Revenue Bonds (Jet Aviation Fuel Tax), AMT, Series C, 5.375%, 7/01/20 (c)	1,000	974,540
Clark County, Nevada, Passenger Facility Charge Revenue Bonds (Las Vegas McCarran International), AMT, Series A-1, 5%, 7/01/23 (c)(g)	1,750	1,686,195
Clark County, Nevada, Water Reclamation District, GO, Series B, 5.50%, 7/01/29	3,750	3,919,088

		6,579,823

New Jersey — 7.9%
New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5.25%, 7/01/33 (a)	6,700	6,681,307
New Jersey Health Care Facilities Financing Authority Revenue Bonds (Virtua Health), 5.50%, 7/01/38	2,100	2,060,940
New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, Series A, 5.625%, 12/15/28 (l)	3,500	3,695,405

		12,437,652

New York — 6.3%
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Bonds, Series S-3, 5.25%, 1/15/39	1,400	1,371,006
New York City, New York, GO, Series E, 5%, 11/01/17 (g)	4,000	4,266,000
New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, 5.25%, 10/15/27 (c)	4,095	4,270,266

		9,907,272

Oregon — 0.9%
Portland, Oregon, Urban Renewal and Redevelopment Tax Allocation Bonds (Oregon Convention Center), Series A, 5.75%, 6/15/15 (c)	1,400	1,453,788

Municipal Bonds	Par (000)	Value

Rhode Island — 3.6%
Providence, Rhode Island, Redevelopment Agency Revenue Refunding Bonds (Public Safety and Municipal Buildings), Series A, 5.75%, 4/01/10 (c)(h)	$5,000	$5,286,400
Rhode Island State Health and Educational Building Corporation Revenue Bonds (Rhode Island School of Design), Series D, 5.50%, 8/15/31 (n)	380	380,312

		5,666,712

Texas — 16.3%
Dallas, Texas, Civic Center Revenue Refunding and Improvement Bonds, 5.25%, 8/15/38 (l)	1,250	1,254,825
Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System), Series B, 7.25%, 12/01/35	600	636,078
Houston, Texas, Combined Utility System, First Lien Revenue Refunding Bonds, Series A, 6%, 11/15/35 (l)	4,000	4,257,400
North Texas Tollway Authority, System Revenue Refunding Bonds (a):
First Tier, 5.75%, 1/01/40	6,710	6,732,076
First Tier, Series B, 5.75%, 1/01/40	6,275	6,295,645
Series A, 5.625%, 1/01/33	6,585	6,591,124

		25,767,148

Virginia — 1.1%
Virginia State Public School Authority, Special Obligation School Financing Bonds (Fluvanna County), 6.50%, 12/01/35	1,500	1,690,335

Washington — 2.5%
Chelan County, Washington, Public Utility District Number 001, Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A, 5.45%, 7/01/37 (c)	2,310	2,063,546
Snohomish County, Washington, Public Utility District Number 001, Electric Revenue Bonds, 5.50%, 12/01/22 (g)	1,810	1,907,215

		3,970,761

Total Municipal Bonds — 134.1%		211,928,386

Municipal Bonds Transferred to Tender Option Bond Trusts (o)

California — 2.8%
San Jose, California, GO (Libraries, Parks and Public Safety Projects), 5%, 9/01/30 (a)	1,258	1,262,264
Sequoia, California, Unified High School District, GO, Refunding, Series B, 5.50%, 7/01/35 (g)	3,149	3,193,818

		4,456,082

Colorado — 3.4%
Colorado Health Facilities Authority Revenue Bonds (Catholic Health), Series C-3, 5.10%, 10/01/41 (g)	5,610	5,378,307

District of Columbia — 0.7%
District of Columbia, Water and Sewer Authority, Public Utility Revenue Refunding Bonds, 6%, 10/01/35	1,040	1,122,351

Florida — 4.3%
Saint Petersburg, Florida, Public Utilities Revenue Refunding Bonds, 5%, 10/01/35 (a)	4,302	4,125,433
Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), AMT, Series A-2, 6%, 9/01/40 (i)(j)(k)	2,445	2,633,192

		6,758,625

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (concluded)	BlackRock MuniHoldings Insured Fund, Inc. (MUS)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (o)	Par (000)	Value

Georgia — 2.6%
Augusta, Georgia, Water and Sewer Revenue Bonds, 5.25%, 10/01/34 (g)	$4,000	$4,063,840

Illinois — 1.6%
Chicago, Illinois, Water Revenue Refunding Bonds, Second Lien, 5.25%, 11/01/33 (g)	2,509	2,537,258

Massachusetts — 7.3%
Massachusetts Bay Transportation Authority, Sales Tax Revenue Refunding Bonds, Senior Series A, 5%, 7/01/35	3,375	3,378,172
Massachusetts State School Building Authority, Dedicated Sales Tax Revenue Bonds, Series A, 5%, 8/15/30 (g)	8,008	8,159,213

		11,537,385

Nevada — 3.4%
Clark County, Nevada, Water Reclamation District, Limited Tax, 6%, 7/01/38	5,000	5,344,800

Virginia — 0.9.%
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1, 5.35%, 7/01/31 (a)	1,500	1,507,800

Washington — 2.6%
Bellevue, Washington, GO, Refunding, 5.50%, 12/01/39 (a)	4,002	4,123,998

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.6%		46,830,446

Total Long-Term Investments (Cost — $263,940,314) — 163.7%		258,758,832

Short-Term Securities

California — 3.2%
Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue Refunding Bonds, Proposition C, VRDN, Second Senior Series A, 6%, 5/07/09 (a)(p)	5,000	5,000,000

	Shares

Money Market Fund — 9.7%
FFI Institutional Tax-Exempt Fund, 0.72% (q)(r)	15,326,703	15,326,703

Total Short-Term Securities (Cost — $20,326,703) — 12.9%		20,326,703

Total Investments (Cost — $284,267,017*) — 176.6%		279,085,535
Liabilities in Excess of Other Assets — (0.2)%		(321,958)
Liability for Trust Certificates, Including
Interest Expense Payable and Fees Payable — (16.8)%		(26,492,336)
Preferred Shares, at Redemption Value — (59.6)%		(94,210,220)

Net Assets Applicable to Common Shares — 100.0%		$158,061,021

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$257,689,046

Gross unrealized appreciation	$7,114,132
Gross unrealized depreciation	(12,107,085)

Net unrealized depreciation	$(4,992,953)

(a)	NPFGC Insured.

(b)	FHA Insured.

(c)	AMBAC Insured.

(d)	FGIC Insured.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of the report date.

(f)	Radian Insured.

(g)	FSA Insured.

(h)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(i)	FHLMC Collateralized.

(j)	FNMA Collateralized.

(k)	GNMA Collateralized.

(l)	Assured Guaranty Insured.

(m)	BHAC Insured.

(n)	XL Capital Insured.

(o)

Securities represent bonds transferred to a tender option bond trust established in exchange for which the Fund acquired the residual interest certificates. These securities serve as a collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(p)

Security may have a maturity of more than one year at time of issuance but has variable rate and demand features that qualify it as a short-term security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(q)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	15,305,882	$99,242

(r)	Represents the current yield as of report date.

•

Effective May 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Level 1	$15,326,703
Level 2	263,758,832
Level 3	—

Total	$279,085,535

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	39

Schedule of Investments April 30, 2009	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.1%
Jefferson County, Alabama, Limited Obligation School Warrants, Series A:
5.50%, 1/01/21	$5,500	$3,415,335
5.25%, 1/01/23	6,500	4,035,200
Tuscaloosa, Alabama, Special Care Facilities Financing Authority, Residential Care Facility Revenue Bonds (Capstone Village, Inc. Project), Series A, 5.625%, 8/01/25 (a)(b)	6,600	3,148,464

		10,598,999

Arizona — 2.5%
Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project 1), Series A, 6.625%, 7/01/20	2,820	2,118,130
Navajo County, Arizona, IDA, IDR (Stone Container Corporation Project), AMT, 7.20%, 6/01/27 (a)(b)	1,500	285,000
Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project):
Series C, 6.70%, 7/01/21	980	764,488
Series K, 6.375%, 7/01/13 (c)	820	972,561
Series K, 6.375%, 7/01/31	930	621,575
Salt River Project, Arizona, Agriculture Improvement and Power District, Electric System Revenue Bonds, Series A, 5%, 1/01/25	4,000	4,245,240
Vistancia Community Facilities District, Arizona, GO, 5%, 7/15/14	3,630	3,406,029

		12,413,023

California — 16.4%
Antelope Valley, California, Health Care District Revenue Bonds, Series A, 5.25%, 9/01/17	8,000	6,809,600
California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas & Electric), AMT, Series A, 5.35%, 12/01/16 (d)	17,730	17,424,867
California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, AMT:
(Republic Services, Inc. Project), Series B, 5.25%, 6/01/23	750	673,020
(Waste Management, Inc. Project), Series A-2, 5.40%, 4/01/25	1,240	1,096,892
California State Department of Water Resources, Power Supply Revenue Bonds, Series A, 5.375%, 5/01/12 (c)	5,000	5,650,950
California State, GO:
5.50%, 4/01/14 (c)	14,795	17,296,243
5.50%, 4/01/28	15	15,115
California State, GO, Refunding, 5.25%, 2/01/27 (d)	5,000	4,993,850
California State Public Works Board, Lease Revenue Bonds (Department of Corrections), Series C, 5.50%, 6/01/20	10,000	10,199,300
California Statewide Communities Development Authority, Health Facility Revenue Bonds (Memorial Health Services), Series A, 6%, 10/01/23	2,500	2,537,250
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Refunding Bonds, Senior Series A-1, 5%, 6/01/15	5,000	4,608,700
Los Angeles, California, Regional Airports Improvement Corporation, Facilities Lease Revenue Refunding Bonds (LAXFUEL Corporation — Los Angeles International Airport), AMT, 5.50%, 1/01/32 (e)	1,435	1,321,621
Rowland, California, Unified School District, GO (Election of 2000), Series B, 5.25%, 8/01/27 (f)	1,515	1,538,498

Municipal Bonds	Par (000)	Value

California (concluded)
Sacramento, California, Special Tax (North Natomas Community Facilities), Series 4-C:
5.60%, 9/01/20	$585	$500,976
5.75%, 9/01/22	1,715	1,437,787
5.90%, 9/01/23	500	421,855
6%, 9/01/28	2,990	2,426,206
Tustin, California, Unified School District, Senior Lien Special Tax Bonds (Community Facilities District Number 97-1), Series A, 5%, 9/01/32 (f)	2,610	2,464,623

		81,417,353

Colorado — 2.7%
Adams County, Colorado, COP, 4.50%, 12/01/22	2,555	2,543,605
Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee), Series A, 7.10%, 9/01/14	700	689,997
Montrose, Colorado, Memorial Hospital, Revenue Bonds, 6.375%, 12/01/23	2,250	2,051,753
Plaza Metropolitan District Number 1, Colorado, Tax Allocation Revenue Bonds (Public Improvement Fees), 7.50%, 12/01/15	7,500	6,991,275
Southlands Metropolitan District Number 1, Colorado, GO, 6.75%, 12/01/14 (c)	1,000	1,178,300

		13,454,930

Connecticut — 0.2%
Connecticut State Development Authority, Airport Facility Revenue Bonds (Learjet Inc. Project), AMT, 7.95%, 4/01/26	1,160	1,025,312

Florida — 5.9%
Harbor Bay, Florida, Community Development District, Capital Improvement Special Assessment Bonds, 6.75%, 5/01/34	2,820	1,880,545
Highlands County, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds (Adventist Health System), Series G, 5.125%, 11/15/16 (c)	35	40,964
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, 5.75%, 10/01/19 (d)(g)	5,500	5,520,845
Miami-Dade County, Florida, Water and Sewer Revenue Refunding Bonds, Series C, 5%, 10/01/23 (h)	9,000	9,433,620
Midtown Miami, Florida, Community Development District, Special Assessment Revenue Bonds:
Series A, 6%, 5/01/24	3,330	2,374,690
Series B, 6.50%, 5/01/37	1,950	1,290,061
Orlando, Florida, Urban Community Development District, Capital Improvement Special Assessment Bonds, 6%, 5/01/20	755	590,878
Panther Trace Community Development District II, Florida, Special Assessment Revenue Bonds, 5.125%, 11/01/13	2,235	1,404,161
Portofino Shores, Florida, Community Development District, Special Assessment Bonds, Series A, 6.40%, 5/01/34	1,085	881,682
South Lake County, Florida, Hospital District Revenue Bonds (South Lake Hospital Inc.), 6.625%, 10/01/23	2,390	2,189,718
Sterling Hill Community Development District, Florida, Capital Improvement Revenue Refunding Bonds, Series B, 5.50%, 11/01/10	170	149,190
University of Florida Research Foundation Inc., Capital Improvement Revenue Bonds, 5.125%, 9/01/33 (e)	4,000	3,669,440

		29,425,794

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Guam — 1.0%
Commonwealth of the Northern Mariana Islands, Guam, GO, Series A:
6.75%, 10/01/13 (c)	$4,000	$4,755,880
6.75%, 10/01/33	250	197,730

		4,953,610

Idaho — 0.8%
Boise City, Idaho, COP, AMT, 5.50%, 9/01/25(d)(g)	4,000	3,829,320
Idaho Housing and Finance Association, S/F Mortgage Revenue Bonds, AMT, Series F-2, 5.85%, 7/01/15 (i)	255	262,956

		4,092,276

Illinois — 7.5%
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Bonds, Third Lien, AMT, Series B-2:
5.75%, 1/01/23 (f)	8,130	8,248,698
6%, 1/01/29 (j)	2,510	2,458,721
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Refunding Bonds, Third Lien, AMT, Series A-2, 5.75%, 1/01/19 (f)	2,550	2,591,437
Du Page and Will Counties, Illinois, Community School District Number 204 (Indian Prairie), GO, 5.25%, 12/30/22 (d)(g)	8,650	9,358,954
Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro Biosolids Management LLC Project), AMT, 5.90%, 11/01/17	6,000	5,925,180
Illinois, Development Finance Authority Revenue Bonds (Community Rehabilitation Providers Facilities), Series A, 6.625%, 7/01/32	6,930	5,963,750
Illinois State Finance Authority Revenue Bonds (Landing At Plymouth Place Project), Series A, 6%, 5/15/25	1,800	1,328,958
Village of Wheeling, Illinois, Revenue Bonds (North Milwaukee/Lake-Cook Tax Increment Financing Redevelopment Project), 6%, 1/01/25	1,580	1,212,982

		37,088,680

Indiana — 0.4%
Jasper County, Indiana, PCR, Refunding (Northern Indiana Public Service), Series C, 5.85%, 4/01/19 (d)	2,000	1,955,240

Kansas — 0.6%
Dodge City, Kansas, Sales Tax Revenue Bonds (k):
4%, 6/01/22	1,000	969,700
4%, 6/01/24	2,245	2,116,361

		3,086,061

Kentucky — 1.7%
Kentucky State Property and Buildings Commission, Revenue Refunding Bonds (Project Number 93), 5.25%, 2/01/24 (l)	8,000	8,493,520

Louisiana — 2.8%
Louisiana Public Facilities Authority Revenue Bonds (Nineteenth Judicial District Court Building Project), 5.50%, 6/01/41 (d)(g)	2,000	2,031,580
Louisiana Public Facilities Authority Revenue Bonds (University of New Orleans Research and Technology Foundation, Inc. — Student Housing Project), 5.25%, 3/01/26 (d)	6,965	6,759,950
New Orleans, Louisiana, Aviation Board Revenue Refunding Bonds, Series A-2, 6%, 1/01/23 (l)	850	874,403
Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company Project), 6.50%, 1/01/17	5,000	4,250,550

		13,916,483

Municipal Bonds	Par (000)	Value

Maine — 0.3%
Portland, Maine, Housing Development Corporation, Senior Living Revenue Bonds (Avesta Housing Development Corporation Project), Series A, 6%, 2/01/34	$1,965	$1,435,138

Maryland — 0.1%
Maryland State Industrial Development Financing Authority, EDR (Our Lady of Good Counsel School), Series A, 6%, 5/01/35	500	345,775

Massachusetts — 1.6%
Massachusetts Bay Transportation Authority, Sales Tax Revenue Refunding Bonds, Senior Series A, 5%, 7/01/12 (c)	4,560	5,074,596
Massachusetts State Development Finance Agency, Resource Recovery Revenue Bonds (Ogden Haverhill Associates), AMT, Series B:
5.35%, 12/01/15	1,210	1,035,421
5.50%, 12/01/19	2,000	1,623,920

		7,733,937

Michigan — 2.9%
Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue Bonds (Mount Clemens General Hospital), Series B, 5.875%, 11/15/13 (c)	2,325	2,732,038
Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Oakwood Obligated Group), Series A, 6%, 4/01/22	4,795	4,539,187
Wayne County, Michigan, Airport Authority Revenue Bonds (Detroit Metropolitan Wayne County Airport), AMT, 4.75%, 12/01/18 (d)(l)	7,665	6,997,838

		14,269,063

Minnesota — 1.1%
Minneapolis and Saint Paul, Minnesota, Housing and Redevelopment Authority, Health Care System Revenue Bonds (Group Health Plan Inc. Project):
6%, 12/01/19	1,000	994,530
6%, 12/01/21	2,545	2,472,696
Minnesota State Municipal Power Agency, Electric Revenue Bonds, Series A, 5.25%, 10/01/24	2,000	2,039,560

		5,506,786

Mississippi — 1.4%
Mississippi Business Finance Corporation, Mississippi, PCR, Refunding (System Energy Resources Inc. Project):
5.875%, 4/01/22	5,000	4,566,100
5.90%, 5/01/22	2,910	2,662,825

		7,228,925

Nevada — 0.3%
Clark County, Nevada, Improvement District Number 142, Special Assessment Bonds, 6.375%, 8/01/23	2,190	1,597,890

New Jersey — 13.3%
Garden State Preservation Trust of New Jersey, Open Space and Farmland Preservation Revenue Bonds, Series A (f):
5.80%, 11/01/21	3,635	4,131,650
5.80%, 11/01/23	5,050	5,669,079
New Jersey EDA, Cigarette Tax Revenue Bonds, 5.75%, 6/15/29	9,810	7,244,391
New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5.25%, 7/01/33 (d)	17,900	17,850,059
New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT, 6.625%, 9/15/12	5,540	4,833,705
New Jersey EDA, Water Facilities Revenue Refunding Bonds (American Water), AMT, Series B, 5.125%, 4/01/22 (e)	5,000	4,412,900

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	41

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
New Jersey State Housing and Mortgage Finance Agency, S/F Housing Revenue Bonds, AMT, Series X, 5.10%, 10/01/23	$4,500	$4,496,175
New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, Series D:
5%, 6/15/18 (e)	4,215	4,452,347
5%, 6/15/19 (f)	11,120	11,783,419
South Jersey Port Corporation of New Jersey, Marine Terminal Revenue Bonds, Series O-1, 4.625%, 1/01/23 (l)	1,375	1,399,076

		66,272,801

New Mexico — 2.1%
New Mexico Finance Authority, Senior Lien State Transportation Revenue Bonds, Series A, 5.125%, 6/15/18 (d)	9,520	10,276,745

New York — 32.1%
Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Saint Francis Hospital), Series B, 7.25%, 3/01/19	965	890,627
Long Island Power Authority, New York, Electric System Revenue Refunding Bonds, Series A, 5.50%, 4/01/24	1,475	1,568,839
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds, Series B, 5.25%, 11/15/25	4,000	4,160,880
Metropolitan Transportation Authority, New York, Revenue Bonds, Series A, 5%, 11/15/25	1,980	1,987,366
Metropolitan Transportation Authority, New York, Revenue Refunding Bonds, Series A, 5%, 11/15/25 (d)(g)	3,600	3,621,960
New York City, New York, City IDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT, 8.375%, 11/01/16	3,500	2,413,145
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Bonds, Series S-1:
5%, 1/15/23	3,560	3,622,514
5%, 7/15/24 (d)(g)	2,500	2,509,175
New York City, New York, GO, Refunding, Series B, 5.75%, 8/01/15	5,000	5,369,500
New York City, New York, GO, Series D1, 5.125%, 12/01/26	4,615	4,686,855
New York City, New York, GO, Sub-Series I-1, 5.50%, 4/01/21	5,000	5,410,050
New York City, New York, IDA, Civic Facility Revenue Bonds (Special Needs Facilities Pooled Program), Series C-1, 6.80%, 7/01/19	2,055	1,743,441
New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, 5%, 10/15/20 (d)	9,070	9,940,720
New York State Dormitory Authority, Lease Revenue Refunding Bonds (Court Facilities), Series A, 5.25%, 5/15/12	5,580	6,043,419
New York State Dormitory Authority, Non-State Supported Debt, Lease Revenue Bonds (Municipal Health Facilities Improvement Program), Sub-Series 2-4, 5%, 1/15/27	6,900	6,891,444
New York State Dormitory Authority, Non-State Supported Debt, Revenue Refunding Bonds (Mount Sinai-NYU Medical Center Health System), Series A:
6.625%, 7/01/18	2,385	2,447,225
6.625%,7/01/19	1,330	1,362,878
New York State Dormitory Authority Revenue Bonds:
(North Shore — Long Island Jewish Health System), 5%, 5/01/12	1,000	1,055,840
(School Districts Financing Program), Series D, 5.25%, 10/01/23 (d)	9,540	9,581,022

Municipal Bonds	Par (000)	Value

New York (concluded)
New York State Dormitory Authority, State Supported Debt Revenue Bonds (Mental Health Services Facilities), Series A, 5%, 2/15/22 (f)	$4,000	$4,136,120
New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series A, 5.25%, 12/15/14 (c)(g)	7,380	8,680,356
New York State Thruway Authority, Local Highway and Bridge Service Contract, Revenue Refunding Bonds, 5.50%, 4/01/17	60	65,310
New York State Urban Development Corporation, Correctional and Youth Facilities Services, Revenue Refunding Bonds, Series A, 5.50%, 1/01/17	10,825	11,281,815
New York State Urban Development Corporation, Personal Income Tax Revenue Bonds (State Facilities), Series A-1, 5.25%, 3/15/34 (d)(g)	10,000	10,106,400
New York State Urban Development Corporation, Service Contract Revenue Refunding Bonds, Series B, 5%, 1/01/21	8,000	8,407,840
Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, 153rd Series, 5%, 7/15/24	2,010	2,103,324
Port Authority of New York and New Jersey, Senior Consolidated Revenue Bonds, AMT, 131st Series, 5%, 12/15/17 (m)	5,000	5,161,800
Tobacco Settlement Financing Corporation of New York Revenue Bonds:
Series A-1, 5.25%, 6/01/22 (e)	6,510	6,574,189
Series C-1, 5.50%, 6/01/20 (g)	9,750	10,024,463
Series C-1, 5.50%, 6/01/21	7,000	7,160,510
Series C-1, 5.50%, 6/01/22	10,000	10,193,700

		159,202,727

North Carolina — 0.9%
Gaston County, North Carolina, Industrial Facilities and Pollution Control Financing Authority, Revenue Bonds (National Gypsum Company Project), AMT, 5.75%, 8/01/35	3,105	1,487,295
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series A, 5.25%, 1/01/20 (d)	2,700	2,765,772

		4,253,067

Ohio — 0.8%
Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Bonds, Series A-2, 6.50%, 6/01/47	4,820	2,977,314
Port of Greater Cincinnati Development Authority, Ohio, Special Assessment Revenue Bonds (Cooperative Public Parking Infrastructure Project), 6.30%, 2/15/24	1,280	1,003,354

		3,980,668

Pennsylvania — 9.1%
Montgomery County, Pennsylvania, IDA, Revenue Bonds (Whitemarsh Continuing Care Project), 6%, 2/01/21	3,500	2,581,110
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT, Series A, 6.25%, 11/01/27	7,710	4,001,953
Philadelphia, Pennsylvania, Airport Revenue Bonds (Philadelphia Airport System), AMT, Series A, 5%, 6/15/20 (f)	2,895	2,816,835
Philadelphia, Pennsylvania, Airport Revenue Refunding Bonds (Philadelphia Airport System), AMT, Series B, 5%, 6/15/19 (f)	3,905	3,824,362
Philadelphia, Pennsylvania, Gas Works Revenue Refunding Bonds, 1975 General Ordinance, 17th Series, 5.375%, 7/01/22 (f)	7,490	7,696,050

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania (concluded)
Pittsburgh, Pennsylvania, GO, Refunding, Series B, 5.25%, 9/01/17 (f)	$9,630	$10,407,334
Pittsburgh, Pennsylvania, GO, Series C, 5.25%, 9/01/18 (f)	6,430	6,861,710
Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Refunding Bonds (Guthrie Healthcare System), Series A:
6.25%, 12/01/11 (c)	4,615	5,231,056
6.25%, 12/01/15	455	472,517
6.25%, 12/01/16	785	812,938
6.25%, 12/01/18	385	395,896

		45,101,761

Puerto Rico — 13.3%
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Senior Lien Revenue Bonds, Series A, 5%, 7/01/25 (l)	3,215	3,243,035
Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue Bonds, Series Y, 6.25%, 7/01/21 (f)	3,000	3,217,260
Puerto Rico Commonwealth Highway and Transportation Authority, Subordinate Transportation Revenue Bonds, 5.75%, 7/01/21 (g)	4,375	4,295,856
Puerto Rico Electric Power Authority, Power Revenue Bonds, Series NN, 5.50%, 7/01/13 (c)	17,935	20,729,273
Puerto Rico Housing Financing Authority, Capital Funding Program, Subordinate Revenue Refunding Bonds, 5.125%, 12/01/27	13,900	14,009,393
Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities Financing Authority, Special Facilities Revenue Bonds (American Airlines Inc.), Series A, 6.45%, 12/01/25	5,390	2,156,054
Puerto Rico Public Buildings Authority, Government Facilities Revenue Refunding Bonds:
Series D, 5.25%, 7/01/27	3,930	3,339,596
Series I, 5.50%, 7/01/14 (c)(n)	8,000	9,169,280
Series M-3, 6%, 7/01/28 (d)(n)	1,900	1,861,696
Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E, 5.50%, 2/01/12 (c)	3,535	3,896,666

		65,918,109

South Carolina — 2.4%
Georgetown County, South Carolina, Pollution Control Facilities, Revenue Refunding Bonds (International Paper Company Project), Series A, 5.125%, 2/01/12	8,000	7,620,800
Medical University Hospital Authority, South Carolina, Hospital Facilities Revenue Refunding Bonds, Series A, 5.25%, 8/15/23 (d)(i)	4,250	4,298,747

		11,919,547

South Dakota — 0.3%
Educational Enhancement Funding Corporation, South Dakota, Series B, 6.50%, 6/01/32	2,200	1,685,992

Tennessee — 5.3%
Jackson, Tennessee, GO, Refunding (l):
4.50%, 3/01/20	2,000	2,111,720
4.50%, 3/01/21	3,995	4,162,191
4.375%, 3/01/24	1,620	1,602,828
Johnson City, Tennessee, Health and Educational Facilities Board, Retirement Facility Revenue Bonds (Appalachian Christian Village Project), Series A, 6%, 2/15/19	1,800	1,505,682
Memphis-Shelby County, Tennessee, Airport Authority, Airport Revenue Bonds, AMT, Series A, 5.50%, 3/01/17 (f)	2,005	2,020,519

Municipal Bonds	Par (000)	Value

Tennessee (concluded)
Shelby County, Tennessee, Health, Educational & Housing Facilities Board Revenue Bonds (Germantown Village), Series A:
6.75%, 12/01/18	$3,550	$3,056,018
7%, 12/01/23	1,450	1,187,463
Shelby County, Tennessee, Health, Educational and Housing Facility Board, Hospital Revenue Refunding Bonds (Methodist Healthcare) (c):
6%, 9/01/12	6,000	6,803,880
6.25%, 9/01/12	3,500	3,997,105

		26,447,406

Texas — 9.0%
Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.), First Tier, Series A, 6.375%, 1/01/11 (c)	5,575	6,011,522
Bexar County, Texas, Health Facilities Development Corporation, Revenue Refunding Bonds (Army Retirement Residence Project), 6.30%, 7/01/12 (c)	1,500	1,721,670
Brazos River Authority, Texas, PCR, Refunding (TXU Energy Company Project), AMT, Series C, 5.75%, 5/01/36 (v)	7,000	4,130,000
Dallas-Fort Worth, Texas, International Airport Facility Improvement Corporation, Revenue Bonds (Learjet Inc.), AMT, Series A-1, 6.15%, 1/01/16	4,000	3,417,520
Dallas-Fort Worth, Texas, International Airport Facility Improvement Corporation, Revenue Refunding Bonds, AMT, Series A-2, 9%, 5/01/29	3,000	1,597,530
Dallas-Fort Worth, Texas, International Airport, Joint Revenue Refunding Bonds, AMT, Sub-Series A-2, 6.10%, 11/01/24 (d)	1,500	1,501,740
Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (Citgo Petroleum Corporation Project), AMT, 7.50%, 5/01/25	2,440	2,368,630
Gulf Coast Waste Disposal Authority, Texas, Revenue Refunding Bonds (International Paper Company), AMT, Series A, 6.10%, 8/01/24	2,000	1,523,500
Houston, Texas, Airport System Revenue Refunding Bonds, Sub-Lien, AMT, Series A, 5.50%, 7/01/23 (e)	5,790	5,794,690
Houston, Texas, Health Facilities Development Corporation, Retirement Facility Revenue Bonds (Buckingham Senior Living Community), Series A, 7%, 2/15/14 (c)	1,500	1,790,205
Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor), AMT, 6.95%, 4/01/30	7,420	6,874,333
Sabine River Authority, Texas, PCR, Refunding (TXU Electric Company Project/TXU Energy Company LLC), AMT, Series B, 5.75%, 5/01/30	5,000	2,950,000
Texas State Affordable Housing Corporation, S/F Mortgage Revenue Bonds (Professional Educators Home Loan Program), AMT, Series B, 5.95%, 12/01/39 (o)(p)(q)	4,702	4,792,890

		44,474,230

U.S. Virgin Islands — 1.3%
Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker Project), AMT, 6.50%, 7/01/21	1,860	1,458,779
Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds (Hovensa Refinery), AMT, 6.125%, 7/01/22	6,750	5,053,118

		6,511,897

Vermont — 0.6%
Vermont Educational and Health Buildings Financing Agency, Hospital Revenue Bonds (Fletcher Allen Health Care), Series A, 6%, 12/01/23 (e)	3,000	2,830,170

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	43

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Virginia — 2.6%
James City County, Virginia, IDA, Residential Care Facility Revenue Refunding Bonds, Series A:
5.75%, 3/01/17	$3,285	$2,845,664
6%, 3/01/23	1,150	879,888
Tobacco Settlement Financing Corporation of Virginia, Asset-Backed Revenue Bonds, 5.625%, 6/01/15 (c)	7,800	9,004,710

		12,730,262

Washington — 2.2%
Snohomish County, Washington, School District Number 015 (Edmonds), GO, 5%, 12/01/19 (d)(g)	10,000	10,853,500

Total Municipal Bonds — 147.6%		732,497,677

Municipal Bonds Transferred to Tender Option Bond Trusts (r)

California — 5.5%
Peralta, California, Community College District, GO (Election of 2000), Series D, 5%, 8/01/30 (f)	10,140	10,047,523
San Jose, California, GO (Libraries, Parks and Public Safety Projects), 5%, 9/01/30 (d)	3,101	3,110,579
Sequoia, California, Unified High School District, GO, Refunding, Series B, 5.50%, 7/01/35 (f)	9,028	9,155,610
Tamalpais, California, Union High School District, GO (Election of 2001), 5%, 8/01/28 (f)	4,875	4,763,216

		27,076,928

Illinois — 2.6%
McHenry County, Illinois, Conservation District, GO, 5.125%, 2/01/27 (f)	12,695	13,141,705

Massachusetts — 1.7%
Massachusetts State School Building Authority, Dedicated Sales Tax Revenue Bonds, Series A, 5%, 8/15/30 (f)	8,338	8,495,360

New York — 2.3%
New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, 5.25%, 10/15/27 (e)	11,100	11,575,080

Texas — 6.7%
Harris County, Texas, Toll Road Revenue Refunding Bonds, Senior Lien, Series A, 5.25%, 8/15/35 (f)	31,240	33,091,907

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.8%		93,380,980

Total Long-Term Investments (Cost — $865,785,417) — 166.4%		825,878,657

Short-Term Securities	Par (000)	Value

Texas — 0.1%
Austin, Texas, Hotel Occupancy Tax, Subordinate Lien Revenue Refunding Bonds, VRDN, Series A, 3%, 5/07/09 (s)	$260	$260,000

	Shares

Money Market Funds — 0.1%
FFI Institutional Tax-Exempt Fund, 0.72% (t)(u)	403,856	403,856

Total Short-Term Securities (Cost — $663,856) — 0.2%		663,856

Total Investments (Cost — $866,449,273*) — 166.6%		826,542,513
Other Assets Less Liabilities — 2.1%		10,450,524
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (10.8)%		(53,499,322)
Preferred Shares, at Redemption Value — (57.9)%		(287,247,205)

Net Assets Applicable to Common Shares — 100.0%		$496,246,510

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$813,142,577

Gross unrealized appreciation	$21,412,877
Gross unrealized depreciation	(61,295,745)

Net unrealized depreciation	$(39,882,868)

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	NPFGC Insured.

(e)	AMBAC Insured.

(f)	FSA Insured.

(g)	FGIC Insured.

(h)	BHAC Insured.

(i)	FHA Insured.

(j)	XL Capital Insured.

(k)	When-issued security.

(l)	Assured Guaranty Insured.

(m)	CIFG Insured.

(n)	Commonwealth Guaranteed.

(o)	GNMA Collateralized.

(p)	FHLMC Collateralized.

(q)	FNMA Collateralized.

(r)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(s)

Security may have a maturity of more than one year at time of issuance but has variable rate and demand features that quality it as a short-term security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(t)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	403,856	$223,002

(u)	Represents the current yield as of report date.

(v)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

•

Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$403,856
Level 2	826,138,657
Level 3	—

Total	$826,542,513

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	45

Schedule of Investments April 30, 2009	BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.6%
Prattville, Alabama, IDB, Environmental Improvement Revenue Bonds (International Paper Company Projects), AMT, Series A, 4.75%, 12/01/30	$3,500	$2,060,660
Selma, Alabama, IDB, Environmental Improvement Revenue Bonds (International Paper Company Project), AMT, Series A, 4.75%, 12/01/30	5,000	2,943,800
Tuscaloosa, Alabama, Special Care Facilities Financing Authority, Residential Care Facility Revenue Bonds (Capstone Village, Inc. Project), Series A, 5.875%, 8/01/36 (a)(b)	2,900	1,236,531

		6,240,991

Arizona — 2.0%
Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project 1), Series A, 6.75%, 7/01/29	1,000	667,370
Maricopa County, Arizona, School District Number 3, GO, Refunding (Tempe Elementary), 7.50%, 7/01/10 (c)(d)	2,315	2,469,688
Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project), Series C, 6.75%, 7/01/31	1,960	1,376,841
Pima County, Arizona, IDA, Education Revenue Refunding Bonds (Arizona Charter Schools Project II), Series A, 6.75%, 7/01/21	495	387,912

		4,901,811

California — 11.7%
California Educational Facilities Authority Revenue Bonds (University of Southern California), Series A, 5.25%, 10/01/39	2,615	2,719,312
California State, GO:
5.50%, 4/01/30	5	5,010
6.50%, 4/01/33	14,925	16,304,219
Chula Vista, California, IDR (San Diego Gas and Electric Company), AMT, Series B, 5%, 12/01/27	2,500	2,222,075
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds, Series A-3, 7.875%, 6/01/13 (e)	5,010	6,065,056
San Diego, California, Community College District, GO (Election of 2002), 5.25%, 8/01/33 (f)	1,070	1,080,047

		28,395,719

Colorado — 4.9%
Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior Series A-2, 7.50%, 4/01/31	120	128,953
Colorado Health Facilities Authority Revenue Bonds (Catholic Health Initiatives), Series D, 6.25%, 10/01/33	1,060	1,112,216
Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee):
Series A, 7.35%, 9/01/31	3,025	2,405,298
Series B, 7.45%, 9/01/31	440	353,408
North Range Metropolitan District Number 1, Colorado, GO, 7.25%, 12/15/11 (e)	1,310	1,488,658
Plaza Metropolitan District Number 1, Colorado, Tax Allocation Revenue Bonds (Public Improvement Fees):
8%, 12/01/25	3,300	2,798,433
8.125%, 12/01/25	820	630,170
Southlands Metropolitan District Number 1, Colorado, GO, 7%, 12/01/14 (e)	1,000	1,248,660
University of Colorado, Enterprise System Revenue Bonds, Series A:
5.75%, 6/01/28	750	811,395
5.125%, 6/01/29	1,000	1,030,540

		12,007,731

Municipal Bonds	Par (000)	Value

Connecticut — 0.8%
Connecticut State Development Authority, Airport Facility Revenue Bonds (Learjet Inc. Project), AMT, 7.95%, 4/01/26	$1,165	$1,029,732
Mohegan Tribe Indians Gaming Authority, Connecticut, Public Improvement Revenue Refunding Bonds (Priority Distribution), 6.25%, 1/01/31	2,000	1,000,060

		2,029,792

Florida — 8.5%
Fiddlers Creek, Florida, Community Development District Number 2, Special Assessment Revenue Bonds:
Series A, 6.375%, 5/01/35	2,350	1,568,578
Series B, 5.75%, 5/01/13	400	359,824
Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT, Series B, 7.125%, 4/01/30	2,720	1,397,182
Hillsborough County, Florida, IDA, Hospital Revenue Bonds (H. Lee Moffitt Cancer Center Project), Series A, 5.25%, 7/01/37	3,500	2,906,435
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, 5%, 10/01/40 (g)(h)	10,000	8,623,100
Midtown Miami, Florida, Community Development District, Special Assessment Revenue Bonds, Series A, 6.25%, 5/01/37	2,720	1,738,461
Orlando, Florida, Urban Community Development District, Capital Improvement Special Assessment Bonds:
6.25%, 5/01/34	1,135	766,795
Series A, 6.95%, 5/01/11 (e)	1,000	1,104,000
Palm Coast Park Community Development District, Florida, Special Assessment Revenue Bonds, 5.70%, 5/01/37	1,230	663,154
Park Place Community Development District, Florida, Special Assessment Revenue Bonds, 6.75%, 5/01/10 (e)	875	935,839
Preserve at Wilderness Lake, Florida, Community Development District, Capital Improvement Bonds, Series A, 7.10%, 5/01/33	890	726,293

		20,789,661

Georgia — 4.5%
Fulton County, Georgia, Residential Care Facilities, Revenue Refunding Bonds (Canterbury Court Project), Series A, 6.125%, 2/15/26	2,000	1,466,600
Gainesville, Georgia, Redevelopment Authority, Educational Facilities Revenue Refunding Bonds (Riverside Military Academy), 5.125%, 3/01/37	600	298,878
Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
Series W, 6.60%, 1/01/18	5,590	6,436,382
Series W, 6.60%, 1/01/18 (i)	380	443,684
Series X, 6.50%, 1/01/20	1,250	1,450,775
Main Street Natural Gas, Inc., Georgia, Gas Project Revenue Bonds, Series A, 6.25%, 7/15/33 (a)(b)	2,200	819,522

		10,915,841

Idaho — 0.0%
Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT, Series E-2, 6.90%, 1/01/27	50	50,063

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois — 12.4%
Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7%, 3/01/32 (j)(k)(l)	$165	$170,032
Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75%, 12/01/32	800	548,944
Chicago, Illinois, Tax Allocation Bonds (Kingsbury Redevelopment Project), Series A, 6.57%, 2/15/13	1,000	936,750
Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro Biosolids Management LLC Project), AMT, 6%, 11/01/23	2,800	2,749,544
Illinois Development Finance Authority Revenue Bonds (Community Rehabilitation Providers Facilities), Series A, 6.50%, 7/01/22	1,000	941,760
Illinois Development Finance Authority, Revenue Refunding Bonds (Community Rehabilitation Providers Facilities), Series A, 6%, 7/01/15	635	625,958
Illinois State Finance Authority Revenue Bonds:
(Advocate Health Care Network), Series D, 6.50%, 11/01/38	5,000	5,234,350
(Friendship Village of Schaumburg), Series A, 5.625%, 2/15/37	500	282,110
(Landing At Plymouth Place Project), Series A, 6%, 5/15/37	1,035	657,691
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.50%, 1/01/33	3,000	3,108,540
Regional Transportation Authority, Illinois, Revenue Bonds:
Series A, 7.20%, 11/01/20 (m)	1,500	1,858,680
Series A, 6.70%, 11/01/21 (c)(d)	7,000	8,541,750
Series C, 7.75%, 6/01/20 (c)(d)	2,500	3,205,225
Village of Wheeling, Illinois, Revenue Bonds (North Milwaukee/Lake-Cook Tax Increment Financing Redevelopment Project), 6%, 1/01/25	1,580	1,212,982

		30,074,316

Indiana — 7.4%
Indiana Health and Educational Facilities Financing Authority, Hospital Revenue Bonds (Clarian Health Obligation), Series A, 5.25%, 2/15/40	2,200	1,762,266
Indiana Transportation Finance Authority, Highway Revenue Bonds:
Series A, 7.25%, 6/01/15	1,900	2,146,150
Series A, 6.80%, 12/01/16	3,775	4,349,668
Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue Refunding Bonds, Series D, 6.75%, 2/01/14	8,750	9,731,662

		17,989,746

Louisiana — 7.6%
Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System, Inc.), Series A, 5.25%, 8/15/36	8,260	7,031,490
Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company Project), 6.50%, 1/01/17	10,000	8,501,100
Sabine River Authority, Louisiana, Water Facilities Revenue Refunding Bonds (International Paper Company), 6.20%, 2/01/25	3,600	2,877,192

		18,409,782

Municipal Bonds	Par (000)	Value

Maryland — 1.8%
Maryland State Community Development Administration, Department of Housing and Community Development, Residential Revenue Refunding Bonds, AMT, Series D, 4.90%, 9/01/42	$1,500	$1,317,060
Maryland State Health and Higher Educational Facilities Authority Revenue Bonds, Series B:
(King Farm Presbyterian Community), 5%, 1/01/17	1,100	850,113
(University of Maryland Medical System), 7%, 7/01/22 (c)(d)	1,000	1,148,280
Montgomery County, Maryland, Special Obligation, GO (West Germantown Development District), Series A, 6.70%, 7/01/27 (n)	1,205	1,107,793

		4,423,246

Massachusetts — 8.0%
Massachusetts State College Building Authority, Project Revenue Refunding Bonds, Senior-Series A, 7.50%, 5/01/11 (o)	500	561,535
Massachusetts State, HFA, Housing Revenue Bonds, AMT, Series A:
5.10%, 12/01/27	2,000	1,891,920
5.20%, 12/01/37	3,000	2,773,590
Massachusetts State, HFA, Housing Revenue Refunding Bonds, AMT:
Series D, 4.85%, 6/01/40	2,770	2,371,702
Series F, 5.70%, 6/01/40	2,235	2,132,346
Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 130, 5%, 12/01/32	2,720	2,471,283
Massachusetts State Water Resource Authority Revenue Bonds, Series A, 6.50%, 7/15/19 (i)	6,000	7,370,580

		19,572,956

Michigan — 8.7%
Flint, Michigan, Hospital Building Authority, Revenue Refunding Bonds (Hurley Medical Center), Series A, 6%, 7/01/20 (p)	3,100	2,482,604
Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
(Henry Ford Health System), Series A, 5.25%, 11/15/46	7,050	5,275,233
(McLaren Health Care Corporation), 5.75%, 5/15/38	8,560	7,808,946
(Trinity Health Credit Group), Series A, 6%, 12/01/20	2,200	2,261,182
Pontiac, Michigan, Tax Increment Finance Authority, Revenue Refunding Bonds (Development Area Number 3), 6.375%, 6/01/12 (e)	3,000	3,462,120

		21,290,085

Mississippi — 7.0%
Lowndes County, Mississippi, Solid Waste Disposal and PCR, Refunding (Weyerhaeuser Company Project), Series A, 6.80%, 4/01/22	5,850	4,687,956
Mississippi Business Finance Corporation, Mississippi, PCR, Refunding (System Energy Resources Inc. Project):
5.875%, 4/01/22	7,200	6,575,184
5.90%, 5/01/22	5,215	4,772,038
University of Southern Mississippi Education Building Corporation Revenue Bonds (Campus Facilities Improvements Project), 5.375%, 9/01/36	1,065	1,086,513

		17,121,691

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	47

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Missouri — 0.0%
Missouri State Housing Development Commission, S/F Mortgage Revenue Bonds (Homeowner Loan), AMT, Series A, 7.50%, 3/01/31 (k)(l)	$70	$75,223

Nevada — 0.2%
Clark County, Nevada, Improvement District Number 142, Special Assessment Bonds, 6.375%, 8/01/23	605	441,426

New Jersey — 6.1%
New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%, 6/15/24	4,250	3,311,345
New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT, 6.25%, 9/15/29	3,000	1,918,500
New Jersey Health Care Facilities Financing Authority Revenue Bonds (Pascack Valley Hospital Association), 6.625%, 7/01/36 (a)	1,680	43,512
New Jersey State Housing and Mortgage Finance Agency Revenue Bonds, Series AA, 6.375%, 10/01/28	1,300	1,402,011
New Jersey State Turnpike Authority, Turnpike Revenue Bonds, Series E, 5.25%, 1/01/40	4,170	4,191,684
Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Bonds, 7%, 6/01/13 (e)	3,285	3,977,642

		14,844,694

New Mexico — 1.3%
Farmington, New Mexico, PCR, Refunding (Tucson Electric Power Company — San Juan Project), Series A, 6.95%, 10/01/20	3,160	3,160,664

New York — 10.4%
Metropolitan Transportation Authority, New York, Revenue Bonds, Series C, 6.50%, 11/15/28	9,405	10,378,512
New York City, New York, City IDA, Civic Facility Revenue Bonds:
Series C, 6.80%, 6/01/28	690	676,952
(Special Needs Facility Pooled Program), Series C-1, 6.50%, 7/01/17	890	759,393
New York City, New York, City IDA, Special Facility Revenue Bonds (British Airways Plc Project), AMT, 7.625%, 12/01/32	1,920	1,291,277
New York City, New York, City Municipal Water Finance Authority, Second General Resolution, Water and Sewer System Revenue Bonds, Series FF-2, 5.50%, 6/15/40	1,575	1,656,695
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Bonds, Series S-3, 5.25%, 1/15/39	6,700	6,561,243
New York City, New York, GO, Refunding, Series A, 6.375%, 5/15/15 (c)(d)	40	42,352
Westchester County, New York, IDA, Civic Facility Revenue Bonds (Special Needs Facilities Pooled Program), Series E-1, 6.50%, 7/01/17	1,000	853,250
Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50%, 1/01/13 (e)	2,690	3,135,868

		25,355,542

North Carolina — 0.9%
Gaston County, North Carolina, Industrial Facilities and Pollution Control Financing Authority, Revenue Bonds (National Gypsum Company Project), AMT, 5.75%, 8/01/35	1,675	802,325
North Carolina Medical Care Commission, Retirement Facilities Revenue Refunding Bonds (Carolina Village Project), 6%, 4/01/38	2,000	1,306,420

		2,108,745

Municipal Bonds	Par (000)	Value

Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Bonds, Series A-2, 6.50%, 6/01/47	$12,500	$7,721,250

Pennsylvania — 2.2%
Bucks County, Pennsylvania, IDA, Retirement Community Revenue Bonds (Ann’s Choice Inc.), Series A, 6.125%, 1/01/25	880	641,951
Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds (Brethren Village Project), Series A, 6.50%, 7/01/40	2,000	1,580,320
Montgomery County, Pennsylvania, IDA, Revenue Bonds (Whitemarsh Continuing Care Project):
6.125%, 2/01/28	470	308,090
6.25%, 2/01/35	1,090	666,775
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT, Series B, 6.125%, 11/01/27	2,000	1,038,200
Philadelphia, Pennsylvania, Authority for IDR, Commercial Development, 7.75%, 12/01/17	1,265	1,079,374

		5,314,710

Rhode Island — 0.5%
Rhode Island State Health and Educational Building Corporation, Hospital Financing Revenue Bonds (Lifespan Obligation Group), 6.50%, 8/15/12 (e)	1,140	1,312,037

South Carolina — 2.2%
South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, AMT, Series A, 6.70%, 7/01/27	125	125,104
South Carolina State Public Service Authority, Revenue Refunding Bonds, Series A, 5.50%, 1/01/38	5,000	5,248,150

		5,373,254

Tennessee — 0.5%
Johnson City, Tennessee, Health and Educational Facilities Board, Retirement Facility Revenue Bonds (Appalachian Christian Village Project), Series A, 6%, 2/15/24	1,000	763,870
Shelby County, Tennessee, Health, Educational and Housing Facility Board, Hospital Revenue Refunding Bonds (Methodist Healthcare), 6.50%, 9/01/12 (e)	425	494,339

		1,258,209

Texas — 10.7%
Brazos River Authority, Texas, PCR, Refunding (TXU Energy Company LLC Project), AMT:
Series A, 7.70%, 4/01/33	1,500	615,255
Series C, 5.75%, 5/01/36 (s)	2,740	1,616,600
Brazos River, Texas, Harbor Navigation District, Brazoria County Environmental Revenue Refunding Bonds (Dow Chemical Company Project), AMT, Series A-7, 6.625%, 5/15/33	5,800	4,581,884
Dallas-Fort Worth, Texas, International Airport, Joint Revenue Bonds, AMT (c):
Series B, 6.25%, 11/01/28	4,500	4,509,990
Series C, 6.25%, 11/01/28	3,450	3,457,659
Dallas-Fort Worth, Texas, International Airport, Joint Revenue Refunding Bonds, AMT, Sub-Series A-2, 6.10%, 11/01/24 (c)	1,500	1,501,740
Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and Company Project), AMT, 6.40%, 4/01/26	2,250	2,138,535

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas (concluded)
Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System), Series B, 7.25%, 12/01/35	$2,000	$2,120,260
Houston, Texas, Airport System, Special Facilities Revenue Bonds (Continental Airlines), AMT, Series E, 6.75%, 7/01/21	4,820	3,566,511
Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese Project):
AMT, Series B, 6.70%, 11/01/30	2,500	1,556,150
Series A, 6.45%, 11/01/30	800	486,784

		26,151,368

U.S. Virgin Islands — 1.9%
Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker Project), AMT, 6.50%, 7/01/21	6,000	4,705,740

Virginia — 1.3%
Fairfax County, Virginia, EDA, Residential Care Facilities, Mortgage Revenue Refunding Bonds (Goodwin House, Inc.):
5.125%, 10/01/37	1,000	697,670
5.125%, 10/01/42	3,440	2,336,723

		3,034,393

Washington — 6.6%
Energy Northwest, Washington, Electric Revenue Refunding Bonds (Columbia Generating):
Series A, 5.75%, 7/01/18 (c)	1,000	1,072,480
Series B, 6%, 7/01/18 (m)	2,250	2,424,938
Washington State Health Care Facilities Authority, Revenue Refunding Bonds (Catholic Health Initiatives), Series D, 6.375%, 10/01/36	3,700	3,863,429
Washington State Public Power Supply System, Revenue Refunding Bonds, Series B:
(Nuclear Project Number 1), 7.125%, 7/01/16	5,000	6,328,700
(Nuclear Project Number 3), 7.125%, 7/01/16 (c)	1,900	2,397,914

		16,087,461

Wisconsin — 5.2%
Wisconsin Housing and EDA, Home Ownership Revenue Refunding Bonds, AMT, Series A, 5.625%, 3/01/31	2,830	2,817,435
Wisconsin State, General Fund Annual Appropriation Bonds, Series A, 6%, 5/01/36	7,100	7,482,051
Wisconsin State Health and Educational Facilities Authority Revenue Bonds (SynergyHealth Inc.), 6%, 11/15/32	2,215	2,231,258

		12,530,744

Total Municipal Bonds — 141.1%		343,688,891

Municipal Bonds Transferred to Tender Option Bond Trust (q)

Connecticut — 2.5%
Connecticut State Health and Educational Facilities Authority Revenue Bonds (Yale University), Series Z-3, 5.05%, 7/01/42	6,000	6,190,020

Municipal Bonds Transferred to Tender Option Bond Trust (q)	Par (000)	Value

Illinois — 5.8%
Chicago, Illinois, Water Revenue Refunding Bonds, Second Lien, 5.25%, 11/01/33 (r)	$1,320	$1,334,335
Kane and De Kalb Counties, Illinois, Community Unit School District Number 302, GO (d):
5.75%, 2/01/19	1,000	1,176,530
5.75%, 2/01/20	4,200	4,941,426
Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Refunding Bonds (McCormick Place Expansion Project), Series B, 5.75%, 6/15/23 (c)	6,400	6,738,944

		14,191,235

Maryland — 1.0%
Maryland State Transportation Authority, Transportation Facilities Projects Revenue Bonds, 5%, 7/01/41 (r)	2,290	2,342,258

Massachusetts — 4.2%
Massachusetts State School Building Authority, Dedicated Sales Tax Revenue Bonds, Series A, 5%, 8/15/30 (r)	10,000	10,188,300

New York — 2.6%
New York City, New York, City Municipal Water Finance Authority, Water and Sewer System, Revenue Refunding Bonds, Series DD, 5%, 6/15/37	6,299	6,195,833

North Carolina — 2.6%
North Carolina Capital Facilities Finance Agency, Revenue Refunding Bonds (Duke University Project), Series A, 5%, 10/01/41	6,239	6,355,050

Ohio — 1.0%
Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds (University Hospitals Health System), Series A, 5.25%, 01/01/33	2,400	2,345,760

Texas — 7.7%
Harris County, Texas, Health Facilities Development Corporation Revenue Refunding Bonds (School Health Care System), Series B, 5.75%, 7/01/27 (i)	10,000	11,352,000
Texas State Department of Housing and Community Affairs, S/F Mortgage Revenue Bonds, AMT, Series B, 5.25%, 9/01/32 (j)(k)(l)	4,972	4,666,487
Texas State University, System Financing Revenue Refunding Bonds, 5%, 3/15/30 (r)	2,743	2,776,638

		18,795,125

Washington — 8.4%
Central Puget Sound Regional Transportation Authority, Washington, Sales and Use Tax Revenue Bonds, Series A:
5%, 11/01/32 (r)	7,693	7,762,398
5%, 11/01/34	5,000	5,027,500
5%, 11/01/36	4,000	4,022,000
Energy Northwest, Washington, Electric Revenue Refunding Bonds (Columbia Generating), Series A, 5.75%, 7/01/18 (c)	3,500	3,753,680

		20,565,578

Total Municipal Bonds Transferred to Tender Option Bond Trust — 35.8%		87,169,159

Total Investments (Cost — $458,763,614*) — 176.9%		430,858,050
Other Assets Less Liabilities — 3.4%		8,462,062
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (18.4)%		(44,902,432)
Preferred Shares, at Redemption Value (61.9)%		(150,834,619)

Net Assets Applicable to Common Shares — 100.0%		$243,583,061

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	49

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$413,912,072

Gross unrealized appreciation	$20,733,066
Gross unrealized depreciation	(48,553,529)

Net unrealized depreciation	$(27,820,463)

(a)	Issuer filed for bankruptcy and/or is in default of interest payments.

(b)	Non-income producing security.

(c)	NPFGC Insured.

(d)	FGIC Insured.

(e)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	When-issued security.

(g)	XL Capital Insured.

(h)	Assured Guaranty Insured.

(i)	Security is collateralized by Municipal or US Treasury Obligations.

(j)	FHLMC Collateralized.

(k)	FNMA Collateralized.

(l)	GNMA Collateralized.

(m)	AMBAC Insured.

(n)	Radian Insured.

(o)	Commonwealth Guaranteed.

(p)	ACA Insured.

(q)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(r)	FSA Insured.

(s)	Variable rate security. Rate shown is as of report date.

•

Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	—
Level 2	$430,858,050
Level 3	—

Total	$430,858,050

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2009

Statements of Assets and Liabilities

April 30, 2009	BlackRock Apex Municipal Fund, Inc. (APX)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Insured Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Assets

Investments at value — unaffiliated[1]	$157,356,981	$226,549,098	$482,896,870	$307,507,159	$226,590,809	$263,758,832	$826,138,657	$430,858,050
Investments at value — affiliated[2]	100,006	2,001,534	3,302,493	1,910,337	112,826	15,326,703	403,856	—
Cash	43,120	1,781	37,185	1,758,061	1,368,477	—	80,441	994,448
Investments sold receivable	500,000	240,000	126,445	167,424	40,000	777,498	2,297,300	1,589,543
Interest receivable	3,798,159	5,432,679	7,805,575	5,586,580	3,718,742	3,820,784	13,808,406	8,648,212
Prepaid expenses	17,072	20,833	32,805	18,335	19,554	15,372	67,611	34,684
Other assets	—	—	—	—	—	1,310	36,842	—

Total assets	161,815,338	234,245,925	494,201,373	316,947,896	231,850,408	283,700,499	842,833,113	442,124,937

Accrued Liabilities

Bank overdraft	—	—	—	—	—	4,415	—	—
Investments purchased payable	500,000	—	648,794	8,728,132	6,357,795	4,146,786	3,145,687	1,082,561
Income dividends payable — Common Shares	926,825	1,414,839	1,262,905	987,823	703,916	624,981	2,206,026	1,447,355
Investment advisory fees payable	83,791	102,558	199,012	136,205	99,836	100,227	305,577	177,784
Interest expense and fees payable	8,165	14,465	154,206	123,722	101,465	102,894	216,518	135,991
Other affiliates payable	1,024	1,352	2,034	1,704	1,236	1,740	5,392	2,492
Officer’s and Directors’ fees payable	181	263	576	359	261	332	38,378	647
Other accrued expenses payable	49,360	57,347	128,822	62,469	66,850	58,441	139,016	93,986

Total accrued liabilities	1,569,346	1,590,824	2,396,349	10,040,414	7,331,359	5,039,816	6,056,594	2,940,816

Other Liabilities

Trust certificates[3]	7,285,446	10,755,646	45,851,537	30,287,956	24,138,073	26,389,442	53,282,804	44,766,441

Total Liabilities	8,854,792	12,346,470	48,247,886	40,328,370	31,469,432	31,429,258	59,339,398	47,707,257

Preferred Shares at Redemption Value

$25,000 per share at liquidation preference, plus unpaid dividends[4]	—	—	158,875,005	91,934,549	61,003,971	94,210,220	287,247,205	150,834,619

Net Assets Applicable to Common Shareholders	$152,960,546	$221,899,455	$287,078,482	$184,684,977	$139,377,005	$158,061,021	$496,246,510	$243,583,061

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	51

Statements of Assets and Liabilities (concluded)

April 30, 2009	BlackRock Apex Municipal Fund, Inc. (APX)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Insured Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital	$196,126,375	$295,726,346	$316,511,557	$207,184,538	$154,187,843	$173,564,169	$540,501,506	$278,610,687
Undistributed net investment income	1,296,579	1,210,315	2,930,536	2,334,885	2,284,534	2,284,843	4,159,528	2,348,021
Accumulated net realized gain (loss)	(10,942,960)	(26,535,985)	(8,342,940)	514,391	(1,474,003)	(12,606,509)	(8,507,764)	(9,470,083)
Net unrealized appreciation/depreciation	(33,519,448)	(48,501,221)	(24,020,671)	(25,348,837)	(15,621,369)	(5,181,482)	(39,906,760)	(27,905,564)

Net Assets Applicable to Common Shareholders	$152,960,546	$221,899,455	$287,078,482	$184,684,977	$139,377,005	$158,061,021	$496,246,510	$243,583,061

Net asset value per common share[5,6]	$7.67	$10.59	$9.77	$13.27	$12.47	$12.27	$13.05	$11.95

[1] Investments at cost — unaffiliated	$190,876,429	$275,050,319	$506,917,541	$332,855,996	$242,212,178	$268,940,314	$866,045,417	$458,763,614

[2] Investments at cost — affiliated	$100,006	$2,001,534	$3,302,493	$1,910,337	$112,826	$15,326,703	$403,856	—

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.025 per share	—	—	5,097	—	—	—	—	—

Par value $0.05 per share	—	—	—	—	—	—	—	4,653

Par value $0.10 per share	—	—	1,257	3,677	2,440	3,768	11,487	1,379

[5] Common Shares outstanding, $0.10 par value	19,931,713	20,960,583	29,369,874	13,913,010	11,173,277	12,886,200	38,034,934	20,385,281

[6] Common Shares authorized	150 Million	200 Million	200 Million	200 Million	200 Million	200 Million	200 Million	200 Million

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2009

Statements of Operations

	BlackRock Apex Municipal Fund, Inc. (APX)		BlackRock MuniAssets Fund, Inc. (MUA)		BlackRock MuniEnhanced Fund, Inc. (MEN)

	Period July 1, 2008 to April 30, 2009	Year Ended June 30, 2008	Period June 1, 2008 to April 30, 2009	Year Ended May 31, 2008	Period February 1, 2009 to April 30, 2009	Year Ended January 31, 2009

Investment Income

Interest	$10,653,508	$12,228,923	$16,610,670	$17,963,762	$5,932,024	$26,490,337
Income — affiliated	31,470	43,703	106,721	107,637	196,216	276,519

Total income	10,684,978	12,272,626	16,717,391	18,071,399	6,128,240	26,766,856

Expenses

Investment advisory	891,184	1,229,902	1,214,568	1,523,956	582,438	$2,511,591
Professional	56,370	61,732	39,829	51,074	61,979	161,347
Commissions for Preferred Shares	—	—	—	—	61,862	410,987
Accounting services	44,259	79,184	76,575	99,443	31,855	127,598
Printing	36,062	41,323	49,099	43,250	22,063	51,643
Transfer agent	21,630	15,112	28,725	5,881	18,261	53,722
Officer and Directors	16,076	17,547	26,417	21,971	10,468	32,017
Custodian	9,944	12,232	12,377	16,758	6,036	28,196
Registration	3,169	9,238	3,055	8,868	3,338	7,127
Miscellaneous	39,252	50,513	44,832	53,838	23,896	76,388

Total expenses excluding interest expense and fees	1,117,946	1,516,783	1,495,477	1,825,039	822,196	3,460,616
Interest expense and fees[1]	85,062	85,497	129,170	107,312	153,610	1,686,006

Total expenses	1,203,008	1,602,280	1,624,647	1,932,351	975,806	5,146,622
Less fees waived by advisor	(3,663)	(3,446)	(9,317)	(7,246)	(6,232)	(27,586)
Less fees paid indirectly	—	—	(10)	—	—	(69)

Total expenses after fees waived and paid indirectly	1,199,345	1,598,834	1,615,320	1,925,105	969,574	5,118,967

Net investment income	9,485,633	10,673,792	15,102,071	16,146,294	5,158,666	21,647,889

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(1,901,804)	(111,429)	(1,285,245)	(1,634,734)	(964,506)	(3,413,933)
Futures and forward interest rate swaps	—	227,869	259,342	127,102	—	(2,476,627)

	(1,901,804)	116,440	(1,025,903)	(1,507,632)	(964,506)	(5,890,560)

Net change in unrealized appreciation/depreciation on:
Investments	(27,472,314)	(15,672,274)	(44,534,083)	(20,157,187)	18,357,213	(54,838,454)
Futures and forward interest rate swaps	—	178,595	(115,218)	171,992	—	805,532

	(27,472,314)	(15,493,679)	(44,649,301)	(19,985,195)	18,357,213	(54,032,922)

Total realized and unrealized gain (loss)	(29,374,118)	(15,377,239)	(45,675,204)	(21,492,827)	17,392,707	(59,923,482)

Dividends to Preferred Shareholders From

Net investment income	—	—	—	—	(373,520)	(5,591,529)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(19,888,485)	$(4,703,447)	$(30,573,133)	$(5,346,533)	$22,177,853	$(43,867,122)

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	53

Statements of Operations (concluded)

	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)		BlackRock MuniHoldings Insured Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)		BlackRock MuniVest Fund II, Inc. (MVT)

	Year Ended April 30, 2009	Period August 1, 2008 to April 30, 2009	Year Ended July 31, 2008	Year Ended April 30, 2009	Period June 1, 2008 to April 30, 2009	Year Ended May 31, 2008	Period November 1, 2008 to April 30, 2009	Year Ended October 31, 2008

Investment Income

Interest	$17,994,259	$9,595,636	$14,179,423	$14,406,319	$39,351,496	$45,410,403	$12,561,027	$27,492,399
Income — affiliated	35,142	27,300	315	99,242	225,843	269	—	—

Total income	18,029,401	9,622,936	14,179,738	14,505,561	39,577,339	45,410,672	12,561,027	27,492,399

Expenses

Investment advisory	1,742,847	921,261	1,374,513	1,575,653	4,214,114	4,863,950	1,039,681	2,340,694
Commissions for Preferred Shares	210,037	93,952	215,176	219,414	571,370	814,748	128,944	431,016
Professional	124,769	71,436	100,169	124,401	212,167	165,596	69,388	144,766
Accounting services	85,960	48,925	94,583	81,992	180,910	226,158	48,022	145,530
Transfer agent	42,648	24,611	24,584	38,246	64,462	44,553	26,290	19,812
Printing	30,701	21,583	19,771	27,485	66,204	56,577	23,075	38,329
Officer and Directors	22,753	13,538	19,375	18,953	52,575	42,165	16,676	29,230
Custodian	17,327	9,931	15,781	16,841	35,114	44,603	9,780	28,609
Registration	9,191	3,055	8,884	9,166	12,467	13,270	3,177	9,083
Miscellaneous	70,761	39,473	64,352	68,092	95,629	119,268	34,789	99,925

Total expenses excluding interest expense and fees	2,356,994	1,247,765	1,937,188	2,180,243	5,505,012	6,390,888	1,399,822	3,286,994
Interest expense and fees[1]	726,765	384,908	609,210	740,357	1,033,073	976,191	284,301	1,434,369

Total expenses	3,083,759	1,632,673	2,546,398	2,920,600	6,538,085	7,367,079	1,684,123	4,721,363
Less fees waived by advisor	(7,584)	(4,942)	(22)	(360,409)	(874,243)	(1,326,562)	—	—
Less fees paid indirectly	—	—	—	—	(8)	(111)	—	—

Total expenses after fees waived and paid indirectly	3,076,175	1,627,731	2,546,376	2,560,191	5,663,834	6,040,406	1,684,123	4,721,363

Net investment income	14,953,226	7,995,205	11,633,362	11,945,370	33,913,505	39,370,266	10,876,904	22,771,036

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	934,450	(653,515)	1,098,534	(8,311,813)	(6,621,611)	(594,822)	700,399	(4,694,610)
Futures and forward interest rate swaps	(137,764)	—	(31,587)	—	—	(400,021)	—	(1,192,179)

	796,686	(653,515)	1,066,947	(8,311,813)	(6,621,611)	(994,843)	700,399	(5,886,789)

Net change in unrealized appreciation/depreciation on:
Investments	(27,850,295)	(12,946,433)	(13,877,342)	(7,075,567)	(47,262,844)	(22,841,249)	18,630,931	(65,443,827)
Futures and forward interest rate swaps	—	—	66,099	—	—	96,795	—	427,302

	(27,850,295)	(12,946,433)	(13,811,243)	(7,075,567)	(47,262,844)	(22,744,454)	18,630,931	(65,016,525)

Total realized and unrealized gain (loss)	(27,053,609)	(13,599,948)	(12,744,296)	(15,387,380)	(53,884,455)	(23,739,297)	19,331,330	(70,903,314)

Dividends and Distributions to Preferred Shareholders From

Net investment income	(2,473,001)	(1,093,524)	(2,964,352)	(2,507,663)	(8,817,093)	(12,598,505)	(1,057,535)	(6,547,531)
Net realized gain	(75,129)	—	—	—	—	—	—	—

Total dividends and distributions to Preferred Shareholders	(2,548,130)	(1,093,524)	(2,964,352)	(2,507,663)	(8,817,093)	(12,598,505)	(1,057,535)	(6,547,531)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(14,648,513)	$(6,698,267)	$(4,075,286)	$(5,949,673)	$(28,788,043)	$3,032,464	$29,150,699	$(54,679,809)

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2009

Statements of Changes in Net Assets

	BlackRock Apex Municipal Fund, Inc. (APX)			BlackRock MuniAssets Fund, Inc. (MUA)

	Period July 1, 2008 to April 30, 2009	Year Ended June 30,		Period June 1, 2008 to April 30, 2009	Year Ended May 31,

Increase (Decrease) in Net Assets:		2008	2007		2008	2007

Operations

Net investment income	$9,485,633	$10,673,792	$11,385,891	$15,102,071	$16,146,294	$16,973,304
Net realized gain (loss)	(1,901,804)	116,440	(3,091,653)	(1,025,903)	(1,507,632)	(5,079,543)
Net change in unrealized appreciation/depreciation	(27,472,314)	(15,493,679)	4,418,732	(44,649,301)	(19,985,195)	9,799,343

Net increase (decrease) in net assets resulting from operations	(19,888,485)	(4,703,447)	12,712,970	(30,573,133)	(5,346,533)	21,693,104

Dividends and Distributions to Shareholders From

Net investment income	(9,259,509)	(11,460,645)	(11,596,069)	(15,527,663)	(17,002,831)	(17,339,322)
Net realized gain	—	—	—	—	(65,858)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(9,259,509)	(11,460,645)	(11,596,069)	(15,527,663)	(17,068,689)	(17,339,322)

Capital Share Transactions

Reinvestment of dividends	452,841	993,437	1,063,048	1,086,978	1,961,372	2,220,383

Net Assets

Total increase (decrease) in net assets	(28,695,153)	(15,170,655)	2,179,949	(45,013,818)	(20,453,850)	6,574,165
Beginning of period	181,655,699	196,826,354	194,646,405	266,913,273	287,367,123	280,792,958

End of period	$152,960,546	$181,655,699	$196,826,354	$221,899,455	$266,913,273	$287,367,123

End of period undistributed net investment income	$1,296,579	$1,093,688	$1,880,620	$1,210,315	$1,666,151	$2,522,745

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	55

Statements of Changes in Net Assets (continued)

	BlackRock MuniEnhanced Fund, Inc. (MEN)			BlackRock MuniHoldings Fund, Inc. (MHD)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Period February 1, 2009 to April 30, 2009	Year Ended January 31,		Year Ended April 30,

		2009	2008	2009	2008

Operations

Net investment income	$5,158,666	$21,647,889	$22,814,801	$14,953,226	$16,092,295
Net realized gain (loss)	(964,506)	(5,890,560)	3,625,564	796,686	618,266
Net change in unrealized appreciation/depreciation	18,357,213	(54,032,922)	(15,876,207)	(27,850,295)	(17,097,855)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(373,520)	(5,591,529)	(6,935,161)	(2,473,001)	(4,329,651)
Net realized gain	—	—	—	(75,129)	(478,218)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	22,177,853	(43,867,122)	3,628,997	(14,648,513)	(5,195,163)

Dividends and Distributions to Common Shareholders From

Net investment income	(3,788,714)	(15,154,855)	(15,154,855)	(11,874,169)	(11,848,523)
Net realized gain	—	—	—	(221,635)	(1,156,764)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(3,788,714)	(15,154,855)	(15,154,855)	(12,095,804)	(13,005,287)

Capital Share Transactions

Reinvestment of common dividends	—	—	—	—	253,398

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	18,389,139	(59,021,977)	(11,525,858)	(26,744,317)	(17,947,052)
Beginning of period	268,689,343	327,711,320	339,237,178	211,429,294	229,376,346

End of period	$287,078,482	$268,689,343	$327,711,320	$184,684,977	$211,429,294

End of period undistributed net investment income	$2,930,536	$2,372,225	$2,111,950	$2,334,885	$1,608,417

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2009

Statements of Changes in Net Assets (continued)

	BlackRock MuniHoldings Fund II, Inc. (MUH)			BlackRock MuniHoldings Insured Fund, Inc. (MUS)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Period August 1, 2008 to April 30, 2009	Year Ended January 31,		Year Ended April 30,

		2009	2008	2009	2008

Operations

Net investment income	$7,995,205	$11,633,362	$11,705,163	$11,945,370	$13,564,913
Net realized gain (loss)	(653,515)	1,066,947	1,636,714	(8,311,813)	(2,120,717)
Change in net unrealized appreciation/depreciation	(12,946,433)	(13,811,243)	(2,106,859)	(7,075,567)	(9,018,484)
Dividends to Preferred Shareholders from net investment income	(1,093,524)	(2,964,352)	(3,062,036)	(2,507,663)	(4,926,956)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(6,698,267)	(4,075,286)	8,172,982	(5,949,673)	(2,501,244)

Dividends to Common Shareholders From

Net investment income	(6,557,719)	(8,477,052)	(8,623,062)	(7,499,768)	(7,628,630)

Capital Share Transactions

Reinvestment of common dividends	—	—	70,232	—	—

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(13,255,986)	(12,552,338)	(379,848)	(13,449,441)	(10,129,874)
Beginning of period	152,632,991	165,185,329	165,565,177	171,510,462	181,640,336

End of period	$139,377,005	$152,632,991	$165,185,329	$158,061,021	$171,510,462

End of period undistributed net investment income	$2,284,534	$1,985,174	$1,645,606	$2,284,843	$1,070,407

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	57

Statements of Changes in Net Assets (concluded)

	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)			BlackRock MuniVest Fund II, Inc. (MVT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
	Period June 1, 2008 to April 30, 2009	Year Ended May 31,		Period November 1, 2008 to April 30, 2009	Year Ended October 31,

		2008	2007		2008	2007

Operations

Net investment income	$33,913,505	$39,370,266	$38,972,329	$10,876,904	$22,771,036	$23,451,287
Net realized gain (loss)	(6,621,611)	(994,843)	(139,587)	700,399	(5,886,789)	2,851,750
Change in net unrealized appreciation/depreciation	(47,262,844)	(22,744,454)	7,090,554	18,630,931	(65,016,525)	(19,973,083)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(8,817,093)	(12,598,505)	(10,462,698)	(1,057,535)	(6,547,531)	(6,403,711)
Net realized gains	—	—	(1,446,608)	—	—	—

Net increase (decrease) in net assets to Common Shareholders resulting from operations	(28,788,043)	3,032,464	34,013,990	29,150,699	(54,679,809)	(73,757)

Dividends and Distributions to Common Shareholders From

Net investment income	(24,380,887)	(27,841,571)	(28,297,991)	(8,777,352)	(17,375,256)	(17,386,821)
Net realized gain	—	—	(4,525,473)	—	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(24,380,887)	(27,841,571)	(32,823,464)	(8,777,352)	(17,375,256)	(17,386,821)

Capital Share Transactions

Reinvestment of common dividends	—	—	—	—	1,428,596	1,322,155

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(53,168,930)	(24,809,107)	1,190,526	20,373,347	(70,626,469)	(16,138,423)
Beginning of period	549,415,440	574,224,547	573,034,021	223,209,714	293,836,183	309,974,606

End of period	$496,246,510	$549,415,440	$574,224,547	$243,583,061	$223,209,714	$293,836,183

End of period undistributed net investment income	$4,159,528	$3,452,820	$4,522,630	$2,348,021	$1,127,498	$2,310,698

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2009

Statements of Cash Flows

	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Insured Fund, Inc. (MUS)	BlackRock MuniVest Fund II, Inc. (MVT)

	Year Ended January 31, 2009	Year Ended April 30, 2009	Period August 1, 2008 to April 30, 2009	Year Ended April 30, 2009	Period November 1, 2008 to April 30, 2009

Cash Provided by Operating Activities

Net increase (decrease) in net assets resulting from operations, excluding dividends and distributions to Preferred Shareholders	$(38,275,593)	$(12,100,383)	$(5,604,743)	$(3,442,010)	$30,208,234
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in receivables	676,229	(67,794)	(280,364)	260,850	(733,675)
(Increase) decrease in prepaid expenses and other assets	(13,444)	(2,892)	(10,326)	(3,156)	4,130
Increase (decrease) in liabilities	(204,272)	(39,746)	(110,287)	32,230	(275,087)
Net realized and unrealized gain (loss)	57,446,855	26,915,845	13,599,948	15,387,380	(19,331,330)
Amortization of premium and discount on investments	(886,036)	602,226	186,160	491,777	527,944
Proceeds from sales of long-term investments	188,640,839	82,799,352	51,540,260	126,750,712	46,629,432
Net proceeds from sales (net purchases) of short-term investments	(24,602,002)	(201,366)	298,896	(15,565,882)	38,330,000
Purchases of long-term investments	(121,956,804)	(61,249,020)	(36,372,029)	(94,040,772)	(79,941,661)

Net cash provided by operating activities	60,825,772	36,656,222	23,247,515	29,871,129	15,417,987

Cash Used for Financing Activities

Payments on redemption of Preferred Shares	(28,150,000)	(33,075,000)	—	(39,800,000)	—
Cash receipts from trust certificates	51,158,202	40,944,256	5,770,000	42,798,667	—
Cash payments for trust certificates	(62,999,454)	(28,186,300)	(20,043,275)	(22,899,225)	(4,851,111)
Cash dividends and distributions paid to Common Shareholders	(15,154,855)	(12,095,805)	(6,557,719)	(7,499,768)	(8,777,352)
Cash dividends and distributions paid to Preferred Shareholders	(5,711,648)	(2,580,354)	(1,107,370)	(2,550,221)	(1,112,333)
Increase in bank overdraft	—	—	—	4,415	—

Net cash used for financing activities	(60,857,755)	(34,993,203)	(21,938,364)	(29,946,132)	(14,740,796)

Cash

Net increase (decrease) in cash	(31,983)	1,663,019	1,309,151	(75,003)	677,191
Cash at beginning of period	83,648	95,042	59,326	75,003	317,257

Net cash at end of period	$51,665	$1,758,061	$1,368,477	—	$994,448

Cash Flow Information

Cash paid during the period for interest	$1,836,345	$715,497	$453,934	$659,765	$495,658

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	59

Financial Highlights	BlackRock Apex Municipal Fund, Inc. (APX)

	Period July 1, 2008 to April 30, 2009
		Year Ended June 30,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.14	$9.95	$9.90	$9.82	$9.13	$8.99

Net investment income[1]	0.48	0.54	0.58	0.58	0.58	0.60
Net realized and unrealized gain (loss)	(1.48)	(0.77)	0.06	0.08	0.69	0.11

Net increase (decrease) from investment operations	(1.00)	(0.23)	0.64	0.66	1.27	0.71

Dividends and distributions from:
Net investment income	(0.47)	(0.58)	(0.59)	(0.58)	(0.58)	(0.57)
Net realized gain	—	—	—	—	—	(0.00)[2]

Total dividends and distributions	(0.47)	(0.58)	(0.59)	(0.58)	(0.58)	(0.57)

Net asset value, end of period	$7.67	$9.14	$9.95	$9.90	$9.82	$9.13

Market price, end of period	$7.72	$9.28	$10.23	$10.25	$9.48	$8.26

Total Investment Return[3]

Based on net asset value	(10.81)%[4]	(2.40)%	6.48%	7.00%	14.67%	8.64%

Based on market price	(11.58)%[4]	(3.61)%	5.73%	14.76%	22.36%	4.20%

Ratios to Average Net Assets

Total expenses after fees waived and excluding interest expense and fees[5]	0.84%[6]	0.80%	0.80%	0.80%	0.80%	0.79%

Total expenses after fees waived	0.91%[6]	0.84%	0.80%	0.80%	0.80%	0.79%

Total expenses	0.91%[6]	0.85%	0.80%	0.81%	0.80%	0.79%

Net investment income	7.16%[6]	5.64%	5.75%	5.83%	6.11%	6.52%

Supplemental Data

Net assets, end of period (000)	$152,961	$181,656	$196,826	$194,646	$192,475	$178,983

Portfolio turnover	20%	25%	22%	19%	22%	19%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

60	ANNUAL REPORT	APRIL 30, 2009

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Period June 1, 2008 to April 30, 2009
		Year Ended May 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$12.79	$13.87	$13.65	$13.40	$12.36	$11.94

Net investment income[1]	0.72	0.78	0.82	0.81	0.81	0.83
Net realized and unrealized gain (loss)	(2.18)	(1.04)	0.24	0.27	1.04	0.38

Net increase (decrease) from investment operations	(1.46)	(0.26)	1.06	1.08	1.85	1.21

Dividends and distributions to Common Shareholders from:
Net investment income	(0.74)	(0.82)	(0.84)	(0.83)	(0.81)	(0.78)
Net realized gain	—	(0.00)[2]	—	—	—	(0.01)

Total dividends and distributions	(0.74)	(0.82)	(0.84)	(0.83)	(0.81)	(0.79)

Net asset value, end of period	$10.59	$12.79	$13.87	$13.65	$13.40	$12.36

Market price, end of period	$10.91	$13.35	$15.29	$14.13	$13.27	$11.38

Total Investment Return[3]

Based on net asset value	(11.29)%[4]	(1.90)%	7.72%	8.31%	15.65%	10.74%

Based on market price	(12.45)%[4]	(7.12)%	14.71%	13.22%	24.39%	2.22%

Ratios to Average Net Assets

Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[5]	0.70%[6]	0.66%	0.68%	0.68%	0.67%	0.67%

Total expenses after waiver and fees paid indirectly	0.76%[6]	0.69%	0.68%	0.68%	0.67%	0.67%

Total expenses	0.77%[6]	0.70%	0.68%	0.68%	0.67%	0.67%

Net investment income	7.13%[6]	5.81%	5.91%	5.97%	6.30%	6.71%

Supplemental Data

Net assets, end of period (000)	$221,899	$266,913	$287,367	$280,793	$273,382	$252,203

Portfolio turnover	23%	23%	25%	17%	20%	19%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	61

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Period February 1, 2009 to April 30, 2009

		Year Ended January 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$9.15	$11.16	$11.55	$11.52	$11.85	$11.83

Net investment income[1]	0.18	0.72	0.78	0.76	0.77	0.79
Net realized and unrealized gain (loss)	0.58	(2.02)	(0.41)	0.06	(0.22)	0.05
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.19)	(0.24)	(0.22)	(0.16)	(0.07)

Net increase (decrease) from investment operations	0.75	(1.49)	0.13	0.60	0.39	0.77

Dividends to Common Shareholders from net investment income	(0.13)	(0.52)	(0.52)	(0.57)	(0.72)	(0.73)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	—	(0.02)

Net asset value, end of period	$9.77	$9.15	$11.16	$11.55	$11.52	$11.85

Market price, end of period	$8.88	$8.31	$10.66	$10.77	$11.03	$10.93

Total Investment Return[2]

Based on net asset value	8.40%[3]	(13.19)%	1.44%	5.66%	3.63%	7.20%

Based on market price	8.48%[3]	(17.46)%	3.92%	2.90%	7.58%	4.25%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,5]	1.22%[6]	1.18%	1.08%	1.08%	1.07%	1.01%

Total expenses after fees waived and paid indirectly[5]	1.45%[6]	1.76%	1.72%	1.69%	1.51%	1.32%

Total expenses[5]	1.46%[6]	1.77%	1.72%	1.69%	1.51%	1.32%

Net investment income[5]	7.72%[6]	7.43%	6.85%	6.57%	6.63%	6.80%

Dividends to Preferred Shareholders	0.56%[6]	1.92%	2.08%	1.88%	1.34%	0.59%

Net investment income to Common Shareholders	7.16%[6]	5.51%	4.77%	4.69%	5.29%	6.21%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$287,078	$268,689	$327,711	$339,237	$338,450	$348,027

Preferred Shares outstanding at liquidation preference, end of period (000)	$158,850	$158,850	$187,000	$187,000	$187,000	$187,000

Portfolio turnover	6%	24%	18%	31%	22%	33%

Asset coverage per Preferred Share, end of period	$70,185	$67,294	$68,834 [7]	$70,373 [7]	$70,262 [7]	$71,538 [7]

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Amounts have been recalculated to conform with current presentation.

See Notes to Financial Statements.

62	ANNUAL REPORT	APRIL 30, 2009

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Year Ended April 30,

	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$15.20	$16.51	$16.14	$16.31	$15.54

Net investment income[1]	1.07	1.16	1.17	1.16	1.20
Net realized and unrealized gain (loss)	(1.94)	(1.20)	0.42	(0.00)[2]	0.84
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.18)	(0.31)	(0.32)	(0.23)	(0.12)
Net realized gain	(0.01)	(0.03)	—	—	—

Net increase (decrease) from investment operations	(1.06)	(0.38)	1.27	0.93	1.92

Dividends and distributions to Common Shareholders from:
Net investment income	(0.85)	(0.85)	(0.90)	(1.08)	(1.15)
Net realized gain	(0.02)	(0.08)	—	—	—

Total dividends and distributions to Common Shareholders	(0.87)	(0.93)	(0.90)	(1.08)	(1.15)

Capital charges with respect to issuance of Preferred Shares	—	—	—	(0.02)	—

Net asset value, end of year	$13.27	$15.20	$16.51	$16.14	$16.31

Market price, end of year	$11.97	$14.77	$16.49	$16.20	$16.12

Total Investment Return[3]

Based on net asset value	(6.24)%	(2.08)%	8.06%	5.69%	12.95%

Based on market price	(12.97)%	(4.74)%	7.52%	7.34%	20.22%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses after fees waived excluding interest expense and fees[4,5]	1.25%	1.20%	1.17%	1.15%	1.13%

Total expenses after fees waived[5]	1.64%	1.56%	1.54%	1.30%	1.15%

Total expenses[5]	1.65%	1.56%	1.54%	1.30%	1.15%

Net investment income[5]	7.98%	7.27%	7.14%	7.15%	7.61%

Dividends to Preferred Shareholders	1.32%	1.96%	1.93%	1.45%	0.74%

Net investment income to Common Shareholders	6.66%	5.31%	5.20%	5.70%	6.87%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$184,685	$211,429	$229,376	$223,658	$225,218

Preferred Shares outstanding at liquidation preference, end of year (000)	$91,925	$125,000	$125,000	$125,000	$110,000

Portfolio turnover	19%	30%	20%	45%	34%

Asset coverage per Preferred Share, end of year	$75,230	$67,294 [6]	$70,889 [6]	$69,742 [6]	$76,186 [6]

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	63

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Period August 1, 2008 to April 30, 2009

			Year Ended July 31,

			2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$13.66		$14.78	$14.82	$15.03	$13.98	$13.46

Net investment income[1]	0.72		1.04	1.05	1.04	1.08	1.15
Net realized and unrealized gain (loss)	(1.22)		(1.14)	(0.05)	(0.11)	1.15	0.50
Dividends to Preferred Shareholders from net investment income	(0.10)		(0.26)	(0.27)	(0.23)	(0.14)	(0.10)

Net increase (decrease) from investment operations	(0.60)		(0.36)	0.73	0.70	2.09	1.55

Dividends to Common Shareholders from net investment income	(0.59)		(0.76)	(0.77)	(0.91)	(1.04)	(1.03)

Net asset value, end of period	$12.47		$13.66	$14.78	$14.82	$15.03	$13.98

Market price, end of period	$11.33		$13.01	$13.99	$14.12	$15.25	$13.53

Total Investment Return[2]

Based on net asset value	(3.55)%[3]		(2.30)%	5.08%	4.89%	15.46%	11.88%

Based on market price	(7.99	) %[3]	(1.69)%	4.39%	(1.50)%	21.04%	10.75%

Ratios to Average Net Assets of Common Shareholders

Total expenses after fees waived excluding interest expense and fees[4,5]	1.22%[6]		1.18%	1.19%	1.18%	1.19%	1.21%

Total expenses after fees waived[5]	1.60%[6]		1.55%	1.63%	1.44%	1.27%	1.30%

Total expenses[5]	1.60%[6]		1.55%	1.63%	1.44%	1.27%	1.31%

Net investment income[5]	7.84%[6]		7.07%	6.97%	7.04%	7.38%	8.13%

Dividends to Preferred Shareholders	1.07%[6]		1.79%	1.82%	1.55%	0.98%	0.69%

Net investment income to Common Shareholders	6.77%[6]		5.28%	5.15%	5.49%	6.41%	7.44%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$139,377		$152,633	$165,185	$165,565	$167,588	$155,583

Preferred Shares outstanding at liquidation preference, end of period (000)	$61,000		$61,000	$87,000	$87,000	$87,000	$87,000

Portfolio turnover	19%		28%	15%	49%	38%	29%

Asset coverage per Preferred Share, end of period	$81,123		$87,562 [7]	$72,478 [7]	$72,555 [7]	$73,163 [7]	$69,725 [7]

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

[7]	Amounts have been recalculated to conform with current period presentation.

See Notes to Financial Statements.

64	ANNUAL REPORT	APRIL 30, 2009

Financial Highlights	BlackRock MuniHoldings Insured Fund, Inc. (MUS)

	Year Ended April 30,

	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$13.31	$14.10	$13.80	$14.44	$14.12

Net investment income[1]	0.93	1.05	0.93	0.97	1.01
Net realized and unrealized gain (loss)	(1.20)	(0.87)	0.36	(0.50)	0.38
Dividends to Preferred Shareholders from net investment income	(0.19)	(0.38)	(0.36)	(0.28)	(0.16)

Net increase (decrease) from investment operations	(0.46)	(0.20)	0.93	0.19	1.23

Dividends to Common Shareholders from net investment income	(0.58)	(0.59)	(0.63)	(0.83)	(0.91)

Net asset value, end of year	$12.27	$13.31	$14.10	$13.80	$14.44

Market price, end of year	$10.87	$11.97	$13.13	$13.10	$13.70

Total Investment Return[2]

Based on net asset value	(2.52)%	(0.95)%	7.29%	1.46%	9.35%

Based on market price	(3.97)%	(4.34)%	5.25%	1.51%	15.90%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses after fees waived and excluding interest expense and fees[3,4]	1.17%	1.27%	1.23%	1.24%	1.24%

Total expenses after fees waived[4]	1.65%	1.51%	1.56%	1.54%	1.60%

Total expenses[4]	1.88%	1.64%	1.67%	1.65%	1.70%

Net investment income[4]	7.69%	7.72%	6.62%	6.87%	7.09%

Dividends to Preferred Shareholders	1.61%	2.80%	2.59%	2.00%	1.09%

Net investment income to Common Shareholders	6.08%	4.92%	4.03%	4.87%	6.00%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$158,061	$171,510	$181,640	$177,790	$185,821

Preferred Shares outstanding at liquidation preference, end of year (000)	$94,200	$134,000	$134,000	$134,000	$134,000

Portfolio turnover	35%	57%	29%	59%	43%

Asset coverage per Preferred Share, end of year	$66,951	$57,008 [5]	$58,903 [5]	$58,181 [5]	$59,674 [5]

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Amounts have been recalculated to conform with current period presentation.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	65

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Period June 1, 2008 to April 30, 2009					Period August 1, 2003[1] to May 31, 2004
		Year Ended May 31,

		2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$14.45	$15.10	$15.07	$15.51	$14.52	$14.33

Net investment income	0.89 [2]	1.04 [2]	1.03 [2]	1.04 [2]	1.02 [2]	0.79
Net realized and unrealized gain (loss)	(1.42)	(0.63)	0.18	(0.15)	1.15	0.21
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.23)	(0.33)	(0.28)	(0.21)	(0.11)	(0.06)
Net realized gain	—	—	(0.04)	(0.04)	(0.02)	—

Net increase (decrease) from investment operations	(0.76)	0.08	0.89	0.64	2.04	0.94

Dividends and distributions to Common Shareholders from:
Net investment income	(0.64)	(0.73)	(0.74)	(0.84)	(0.86)	(0.65)
Net realized gain	—	—	(0.12)	(0.23)	(0.19)	—

Total dividends and distributions to Common Shareholders	(0.64)	(0.73)	(0.86)	(1.07)	(1.05)	(0.65)

Capital charges with respect to issuance of:
Common Shares	—	—	—	—	—	(0.02)
Preferred Shares	—	—	—	(0.01)	—	(0.08)

Total capital charges with respect to issuance of shares	—	—	—	(0.01)	—	(0.10)

Net asset value, end of period	$13.05	$14.45	$15.10	$15.07	$15.51	$14.52

Market price, end of period	$11.77	$13.70	$14.85	$14.52	$13.94	$13.10

Total Investment Return[3]

Based on net asset value	(4.56)%[4]	0.86%	6.14%	4.71%	15.36%	6.09%[4]

Based on market price	(9.21)%[4]	(2.76)%	8.34%	12.25%	14.93%	(8.59)%[4]

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,6]	1.02%[7]	0.90%	0.87%	0.87%	0.84%	0.75%[7]

Total expenses after fees waived and paid indirectly[5]	1.25%[7]	1.07%	1.07%	1.00%	0.85%	0.75%[7]

Total expenses[5]	1.44%[7]	1.30%	1.31%	1.24%	1.07%	1.03%[7]

Net investment income[5]	7.46%[7]	6.97%	6.71%	6.82%	6.77%	6.51%[7]

Dividends to Preferred Shareholders	1.94%[7]	2.23%	1.80%	1.36%	0.74%	0.48%[7]

Net investment income to Common Shareholders	5.52%[7]	4.74%	4.91%	5.46%	6.03%	6.03%[7]

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$496,247	$549,415	$574,225	$573,034	$589,802	$552,179

Preferred Shares outstanding at liquidation preference, end of period (000)	$287,175	$320,000	$320,000	$320,000	$285,000	$285,000

Portfolio turnover	13%	14%	12%	49%	54%	70%

Asset coverage per Preferred Share, end of period	$68,207	$67,941 [8]	$69,875 [8]	$69,781 [8]	$73,743 [8]	$73,441 [8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

[8]	Amounts have been recalculated to conform with current period presentation.

See Notes to Financial Statements.

66	ANNUAL REPORT	APRIL 30, 2009

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

	Period November 1, 2008 to April 30, 2009

		Year Ended October 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.95	$14.49	$15.35	$15.13	$15.21	$14.76

Net investment income[1]	0.53	1.12	1.16	1.16	1.19	1.17
Net realized and unrealized gain (loss)	0.95	(3.49)	(0.84)	0.35	0.04	0.44
Dividends to Preferred Shareholders from net investment income	(0.05)	(0.32)	(0.32)	(0.29)	(0.18)	(0.07)

Net increase (decrease) from investment operations	1.43	(2.69)	—	1.22	1.05	1.54

Dividends to Common Shareholders from net investment income	(0.43)	(0.85)	(0.86)	(1.00)	(1.10)	(1.09)

Capital charge with respect to issuance of Preferred Shares	—	—	—	—	(0.03)	—

Net asset value, end of period	$11.95	$10.95	$14.49	$15.35	$15.13	$15.21

Market price, end of period	$11.65	$9.75	$13.91	$16.29	$15.40	$15.15

Total Investment Return[2]

Based on net asset value	13.71%[3]	(19.33)%	(0.02)%	8.36%	6.88%	10.94%

Based on market price	24.49%[3]	(25.18)%	(9.56)%	12.98%	9.21%	14.38%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses excluding interest expense and fees[4,5]	1.26%[6]	1.16%	1.12%	1.11%	1.07%	0.99%

Total expenses[5]	1.51%[6]	1.67%	1.67%	1.61%	1.35%	1.16%

Net investment income[5]	9.77%[6]	8.03%	7.74%	7.70%	7.76%	7.86%

Dividends to Preferred Shareholders	0.95%[6]	2.31%	2.11%	1.90%	1.14%	0.46%

Net investment income to Common Shareholders	8.82%[6]	5.72%	5.63%	5.80%	6.62%	7.40%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$243,583	$223,210	$293,836	$309,975	$303,701	$303,448

Preferred Shares outstanding at liquidation preference, end of period (000)	$150,800	$150,800	$175,000	$175,000	$175,000	$135,000

Portfolio turnover	9%	49%	43%	60%	64%	20%

Asset coverage per Preferred Share, end of period	$65,388	$62,019	$67,004 [7]	$69,307 [7]	$68,389 [7]	$81,194 [7]

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Do not reflect the effects of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Amounts have been recalculated to conform with current period presentation.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	67

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Apex Municipal Fund, Inc. (“Apex”), BlackRock MuniAssets Fund, Inc. (“MuniAssets”), BlackRock MuniEnhanced Fund, Inc. (“MuniEnhanced”), BlackRock MuniHoldings Fund, Inc. (“MuniHoldings Fund”), BlackRock Muni-Holdings Fund II, Inc. (“MuniHoldings Fund II”), BlackRock MuniHoldings Insured Fund, Inc. (“MuniHoldings Insured”), BlackRock Muni Intermediate Duration Fund, Inc. (“Muni Intermediate”) and BlackRock MuniVest Fund II, Inc. (“MuniVest Fund II”) (all, collectively the “Funds” or individually as the “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. All Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. All Funds’ year ends were changed to April 30, except MuniHoldings Fund and MuniHoldings Insured as follows:

	Current Period	Prior Year End

Apex	July 1, 2008 to April 30, 2009	June 30, 2008
MuniAssets	June 1, 2008 to April 30, 2009	May 31, 2008
MuniEnhanced	February 1, 2009 to April 30, 2009	January 31, 2009
MuniHoldings Fund II	August 1, 2008 to April 30, 2009	July 31, 2008
Muni Intermediate	June 1, 2008 to April 30, 2009	May 31, 2008
MuniVest Fund II	November 1, 2008 to April 30, 2009	October 31, 2008

Each Fund determines, and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Financial futures contracts — Each Fund may purchase or sell financial futures contracts and options on such futures contracts for investment purposes or to manage its interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•

Forward interest rate swaps — Each Fund may enter into forward interest rate swaps for investment purposes. The Funds may enter into swap agreements, in which the Fund and the counterparty agree to make periodic net payments on a specific notional amount. In a forward interest rate swap, a Fund and the counterparty agreed to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. The Funds generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Forward Commitments and When-Issued Delayed Delivery Securities: Each Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such

68	ANNUAL REPORT	APRIL 30, 2009

Notes to Financial Statements (continued)

transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Municipal Bonds Transferred to Tender Option Bond Trusts: Each Fund leverages its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Fund. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the issuance of the short term floating rate certificates are shown on the Statements of Assets and Liabilities as trust certificates.

Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At April 30, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates for Trust Certificates

Apex	$14,288,953	$7,285,446	0.578% – 1.717%
MuniAssets	$21,104,447	$10,755,646	0.578% – 1.717%
MuniEnhanced	$87,187,189	$45,851,537	0.513% – 1.636%
MuniHoldings Fund	$57,523,400	$30,287,956	0.713% – 1.974%
MuniHoldings Fund II	$45,315,513	$24,138,073	0.713% – 1.927%
MuniHoldings Insured	$46,830,446	$26,389,442	0.477% – 2.312%
Muni Intermediate	$93,380,980	$53,282,804	1.736% – 2.317%
MuniVest Fund II	$87,169,159	$44,766,441	0.615% – 1.265%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when short-term interest rates rise, but tend to outperform the market for fixed rate bonds when short term interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ investment income and distributions to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset value per share.

Zero-Coupon Bonds: Each Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund segregates assets in connection with certain investments (e.g., when-issued, delayed delivery securities, futures and swaps), each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Funds may also be required to deliver or deposit securities as collateral for certain investments (e.g., futures and swaps).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 5.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

ANNUAL REPORT	APRIL 30, 2009	69

Notes to Financial Statements (continued)

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for the year or period ended April 30, 2009 and the preceding three fiscal years of the respective Fund. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. MuniEnhanced adopted FAS 161, effective February 1, 2009. Adoption of FAS 161 had no impact on the Fund’s financial statement disclosures. For all other Funds, the impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match their deferred compensation obligations.

Bank Overdraft: MuniHoldings Insured recorded a bank overdraft which resulted from estimates of available cash.

Other: Expenses directly related to each Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statements of Operations as fees paid indirectly.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administration services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock. BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Advisor a monthly fee at an annual rate of 0.50% for MuniEnhanced and MuniVest II, 0.55% for MuniAssets, MuniHoldings Fund, MuniHoldings Fund II, MuniHoldings Insured and Muni Intermediate, and 0.65% for Apex of each Fund’s average daily net assets. Average daily net assets is the average daily value of the respective Fund’s total assets minus the sum of its accrued liabilities.

The Advisor has contractually agreed to waive a portion of its fee during the first seven years of Muni Intermediate’s operations ending July 31, 2010, as follows:

Fee Waiver (As a Percentage of Average Daily Net Assets)

Years 1 through 5	0.15%
Year 6	0.10%
Year 7	0.05%
Year 8 and thereafter	0.00%

This amount is included in fees waived by advisor on the Statements of Operations for Muni Intermediate. For the two periods shown, the waiver was as follows:

	Current Year	Prior Year

Muni Intermediate	$836,120	$1,319,995

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Advisor indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by advisor on the Statements of Operations. For the two periods shown, the amounts were as follows:

	Current Period	Prior Year

Apex	$3,663	$3,446
MuniAssets	$9,317	$7,246
MuniEnhanced	$6,232	$27,586
MuniHoldings Fund	$7,584	$18
MuniHoldings Fund II	$4,942	$22
MuniHoldings Insured	$15,206	$331
Muni Intermediate	$38,123	$6,567

The Advisor for MuniHoldings Insured has voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of the Fund’s average daily net assets. This amount is included

70	ANNUAL REPORT	APRIL 30, 2009

Notes to Financial Statements (continued)

in fees waived by advisor on the Statements of Operations. For the current year ended April 30, 2009, the waiver was as follows:

MuniHoldings Insured	$345,203

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Advisor.

Each Fund reimbursed the Advisor for certain accounting services, which are included in accounting services on the Statements of Operations. The amounts for the current period and the prior year are as follows:

	Current Period	Prior Year

Apex	$2,398	$3,435
MuniAssets	$3,832	$4,953
MuniEnhanced	$2,364	$7,895
MuniHoldings Fund	$5,151	$6,207
MuniHoldings Fund II	$2,882	$4,203
MuniHoldings Insured	$4,831	$5,542
Muni Intermediate	$13,544	$15,942
MuniVest Fund II	$3,909	$7,622

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. Each Fund reimburses the Advisor for compensation paid to each Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the current period, were as follows:

	Purchases	Sales

Apex	$37,404,240	$32,778,548
MuniAssets	$65,459,726	$53,501,275
MuniEnhanced	$41,022,657	$26,855,574
MuniHoldings Fund	$57,374,846	$57,734,679
MuniHoldings Fund II	$42,729,824	$51,580,260
MuniHoldings Insured	$95,113,347	$127,528,210
Muni Intermediate	$127,937,159	$103,036,763
MuniVest Fund II	$76,270,115	$37,211,399

4. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedule of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

5. Capital Share Transactions:

Each Fund, except Apex, is authorized to issue 200 million shares (150 million for Apex), all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares is $0.10 except MuniEnhanced Series A, B and C which is $0.025, and MuniVest II Series A, B and C which is $0.05. Each Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Current Period	Prior Year	Two Years Prior

Apex	53,658	103,837	104,307
MuniAssets	95,859	146,172	154,369
MuniHoldings Fund II	—	—	4,645
MuniVest Fund II	—	104,666	87,529

Shares issued and outstanding remained constant for MuniEnhanced, MuniHoldings Fund, MuniHoldings Insured and Muni Intermediate for the period ended April 30, 2009 and the prior two years.

Preferred Shares

The Preferred Shares are redeemable at the option of each respective Fund, in whole or in part, on any dividend payment date at its liquidation preference per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Funds, as set forth in the Funds’ Articles Supplementary, are not satisfied.

From time to time in the future, the Funds that have issued Preferred Shares may effect repurchases of such shares at prices below their liquidation preferences as agreed upon by the Funds and seller. The Funds also may redeem their respective Preferred Shares from time to time as provided in the applicable Governing Instrument. The Funds intend to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

ANNUAL REPORT	APRIL 30, 2009	71

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with the holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares (b) change the Fund’s sub classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Funds had the following series of Preferred Shares outstanding, effective yields and reset frequency at April 30, 2009:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

MuniEnhanced	A1	1,699	0.731%	28
	B1	1,699	0.792%	28
	C1	1,699	0.792%	7
	D2	1,257	1.792%	7

MuniHoldings Fund	A1	1,618	0.792%	7
	B1	1,618	0.762%	7
	C2	441	1.820%	7

MuniHoldings Fund II	A1	1,220	0.792%	7
	B1	1,220	0.792%	7

MuniHoldings Insured	A1	1,884	0.762%	7
	B1	1,884	0.792%	7

Muni Intermediate	M7[2]	1,795	1.820%	7
	T7[2]	2,423	1.820%	7
	W7[2]	1,795	1.820%	7
	TH7[2]	2,423	1.792%	7
	F7[2]	1,795	1.820%	7
	TH28[2]	1,256	1.751%	28

MuniVest Fund II	A1	1,551	0.716%	28
	B1	1,551	0.746%	28
	C1	1,551	0.792%	7
	D2	1,379	1.820%	7

[1]	The maximum applicable rate is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

[2]	The maximum applicable rate is the higher of 110% plus or times the Telerate/BBA LIBOR or 110% or 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate, which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the Preferred Shares is as footnoted in the table above. The low, high and average dividend rates on the Preferred Shares for each Fund for the period were as follows:

	Series	Low	High	Average

MuniEnhanced	A	0.655%	0.914%	0.796%
	B	0.716%	1.142%	0.795%
	C	0.594%	0.914%	0.754%
	D	1.640%	1.931%	1.786%

MuniHoldings Fund	A	0.594%	11.347%	2.419%
	B	0.594%	12.261%	2.467%
	C	1.640%	10.377%	3.330%

MuniHoldings Fund II	A	0.594%	11.347%	2.282%
	B	0.594%	11.728%	2.320%

MuniHoldings Insured	A	0.594%	12.261%	2.467%
	B	0.594%	10.205%	2.443%

Muni Intermediate	M7	1.640%	10.377%	3.271%
	T7	1.640%	11.415%	3.259%
	W7	1.682%	12.523%	3.266%
	TH7	1.640%	12.246%	3.227%
	F7	1.640%	11.762%	3.154%
	TH28	1.640%	12.246%	3.613%

MuniVest Fund II	A	0.640%	3.488%	0.972%
	B	0.655%	1.752%	1.000%
	C	0.640%	1.904%	1.040%
	D	1.640%	4.105%	2.050%

Since February 13, 2008, the Preferred Shares of each Fund failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.594% to 12.523% for the period ended April 30, 2009. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for each Fund’s Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

72	ANNUAL REPORT	APRIL 30, 2009

Notes to Financial Statements (continued)

Prior to December 22, 2008, the Funds paid commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. As of December 22, 2008, commissions paid to broker-dealers on Preferred Shares that experienced a failed auction were reduced to 0.15% on the aggregate principal amount. The Funds will pay commissions of 0.25% on the aggregate principal amount if all shares successfully clear their auctions. For the two periods shown Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows for the current period through December 31, 2008 (after which Merrill Lynch was no longer considered an affiliate).

	Current Period	Prior Year

MuniEnhanced	—	$176,601
MuniHoldings Fund	$76,091	$137,897
MuniHoldings Fund II	$23,846	$80,144
MuniHoldings Insured	$80,081	$154,960
Muni Intermediate	$286,179	$524,140
MuniVest Fund II	$29,708	$221,296

On June 4, 2008 for MuniEnhanced, MuniHoldings Fund, MuniHoldings Fund II, MuniHoldings Insured and Muni Intermediate and June 17, 2008 for MuniVest Fund II, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MuniEnhanced	A	6/17/08	301	$7,525,000
	B	6/24/08	301	$7,525,000
	C	6/17/08	301	$7,525,000
	D	6/27/08	223	$5,575,000

MuniHoldings Fund	A	6/25/08	582	$14,550,000
	B	6/27/08	582	$14,550,000
	C	6/24/08	159	$3,975,000

MuniHoldings Fund II	A	6/25/08	520	$13,000,000
	B	6/23/08	520	$13,000,000

MuniHoldings Insured	A	6/27/08	796	$19,900,000
	B	6/24/08	796	$19,900,000

Muni Intermediate	M7	6/24/08	205	$5,125,000
	T7	6/25/08	277	$6,925,000
	W7	6/26/08	205	$5,125,000
	TH7	6/27/08	277	$6,925,000
	F7	6/23/08	205	$5,125,000
	TH28	7/07/08	144	$3,600,000

MuniVest Fund II	A	7/03/08	249	$6,225,000
	B	7/10/08	249	$6,225,000
	C	6/26/08	249	$6,225,000
	D	6/24/08	221	$5,525,000

The Funds financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding for the period ended April 30, 2009 and the years ended December 31, 2007 and October 31, 2007 remained constant.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of April 30, 2009 attributable to amortization methods on fixed income securities, securities in default, the reclassification of distributions and the expiration of capital loss carryforwards, were reclassified to the following accounts:

	Apex	MuniAssets	MuniEnhanced	MuniHoldings Fund

Paid-in capital	$(5,341,699)	$(3,487,083)	—	—
Undistributed net investment income	$(23,233)	$(30,244)	$(438,121)	$120,412
Accumulated net realized gain (loss)	$5,364,932	$3,517,327	$438,121	$(120,412)

	MuniHoldings Fund II	MuniHoldings Insured	Muni Intermediate	MuniVest Fund II

Paid-in capital	$(11,767,756)	$(9,681,758)	—	—
Undistributed net investment income	$(44,602)	$(723,503)	$(8,817)	$178,506
Accumulated net realized gain (loss)	$11,812,358	$10,405,261	$8,817	$(178,506)

ANNUAL REPORT	APRIL 30, 2009	73

Notes to Financial Statements (continued)

The tax character of distributions paid during the periods shown were as follows:

	Apex	MuniAssets	MuniEnhanced	MuniHoldings Fund

Tax-Exempt Income:
Current Period	$9,259,509	$15,527,663	$4,162,234	$14,319,988
Prior Period	11,460,645	17,002,831	20,746,384	16,178,174
Two Years Prior	11,596,069	17,339,322	22,090,016	16,870,018
Ordinary income:
Current Period	—	—	—	27,182
Prior Period	—	65,858	—	100,708
Long-Term Capital Gains:
Current Period	—	—	—	296,764
Prior Period	—	—	—	1,534,274
Two Years Prior	—	—	—	—

Total
Current Period	$9,259,509	$15,527,663	$4,162,234	$14,643,934

Prior Period	$11,460,645	$17,068,689	$20,746,384	$17,813,156

Two Years Prior	$11,596,069	$17,339,322	$22,090,016	$16,870,018

	MuniHoldings Fund II	MuniHoldings Insured	Muni Intermediate	MuniVest Fund II

Tax-Exempt Income:
Current Period	$7,352,534	$10,007,431	$33,025,061	$9,682,717
Prior Period	11,399,342	12,555,586	40,440,076	23,845,376
Two Years Prior	11,685,098	12,849,769	38,760,689	23,790,532
Ordinary income:
Current Period	298,709	—	172,919	152,170
Prior Period	42,062	—	—	77,411
Two Years Prior	—	—	4,118,763	—
Long-Term Capital Gains:
Two Years Prior	—	—	1,853,318	—

Total
Current Period	$7,651,243	$10,007,431	$33,197,980	$9,834,887

Prior Period	$11,441,404	$12,555,586	$40,440,076	$23,922,787

Two Years Prior	$11,685,098	$12,849,769	$44,732,770	$23,790,532

As of April 30, 2009, the components of accumulated losses on a tax basis were as follows:

	Apex	MuniAssets	MuniEnhanced	MuniHoldings Fund

Undistributed tax-exempt income	$436,106	$336,114	$3,369,898	$1,937,149
Undistributed ordinary Income	173,691	243,650	—	906
Undistributed long-term gains	—	—	—	298,564
Capital loss carryforwards	(9,380,544)	(26,130,920)	(8,368,605)	—
Net unrealized losses*	(34,395,082)	(48,275,735)	(24,434,368)	(24,736,180)

Total accumulated losses	$(43,165,829)	$(73,826,891)	$(29,433,075)	$(22,499,561)

	MuniHoldings Fund II	MuniHoldings Insured	Muni Intermediate	MuniVest Fund II

Undistributed tax-exempt income	$1,757,217	$2,350,901	$3,716,347	$2,191,062
Undistributed ordinary income	2,818	—	—	—
Capital loss carryforwards	(878,613)	(5,997,063)	(1,267,419)	(7,239,097)
Net unrealized losses*	(15,692,260)	(11,856,986)	(46,703,924)	(29,979,591)

Total accumulated losses	$(14,810,838)	$(15,503,148)	$(44,254,996)	$(35,027,626)

*

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the difference between the book and tax treatment of residual interests in tender option bond trusts, the deferral of post-October capital losses for tax purposes and the deferral of compensation to directors.

74	ANNUAL REPORT	APRIL 30, 2009

Notes to Financial Statements (continued)

As of April 30, 2009 the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires April 30,	Apex	MuniAssets	MuniEnhanced	MuniHoldings Fund II	MuniHoldings Insured	Muni Intermediate	MuniVest Fund II

2010	$2,075,987	$2,260,830	$1,955,204	$689,205	—	—	—
2011	2,163,492	7,452,325	—	189,408	—	—	—
2012	1,659,281	5,486,273	364,714	—	—	—	—
2013	35,292	3,762,613	—	—	—	—	—
2015	3,072,949	5,065,527	—	—	—	$334,473	—
2016	—	527,784	2,508,309	—	$623,720	611,323	$7,239,097
2017	373,543	1,575,568	3,540,378	—	5,373,343	321,623	—

Total	$9,380,544	$26,130,920	$8,368,605	$878,613	$5,997,063	$1,267,419	$7,239,097

7. Restatement Information:

Subsequent to the initial issuance of the April 30, 2006 financial statements for MuniHoldings Fund and MuniHoldings Insured, May 31, 2006 for Muni Intermediate and July 31, 2006 for MuniHoldings II, the Funds determined that the criteria for sale accounting in FAS 140 had not been met for certain transfers of municipal bonds related to investments in TOB Residuals, and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for the year ended April 30, 2005 for MuniHoldings Fund and MuniHoldings Insured, May 31, 2005 for Muni Intermediate and July 31, 2004 and 2005 for MuniHoldings II have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

MuniHoldings Fund Financial Highlights For the Year Ended April 30, 2005	Previously Reported	Restated

Total expenses, net of reimbursement*	1.13%	1.15%
Total expenses*	1.13%	1.15%
Portfolio turnover	36.23%	34%

MuniHoldings Insured Fund Financial Highlights For the Year Ended April 30, 2005	Previously Reported	Restated

Total expenses, net of reimbursement*	1.24%	1.60%
Total expenses*	1.35%	1.70%
Portfolio turnover	51.81%	43%

Muni Intermediate Fund Financial Highlights For the Year Ended May 31, 2005	Previously Reported	Restated

Total expenses, net of waiver*	0.84%	0.85%
Portfolio turnover	54.55%	54%

MuniHoldings Fund II Financial Highlights For the Year Ended July 31, 2005 and 2004	2005		2004

	Previously Reported	Restated	Previously Reported	Restated

Total expenses, net of reimbursement*	1.19%	1.27%	1.21%	1.30%
Total expenses*	1.19%	1.27%	1.22%	1.31%
Portfolio turnover	45.11%	38%	31.03%	29%

*	Do not reflect the effect of dividends to Preferred Shareholders.

8. Subsequent Events:

The Funds paid a net investment income dividend in the following amounts per share on June 1, 2009 to shareholders of record on May 15, 2009:

Common Dividend Per Share

Apex	$0.046500
MuniAssets	$0.067500
MuniEnhanced	$0.043000
MuniHoldings Fund	$0.071000
MuniHoldings Fund II	$0.063000
MuniHoldings Insured	$0.048500
Muni Intermediate	$0.058000
MuniVest Fund II	$0.071000

ANNUAL REPORT	APRIL 30, 2009	75

Notes to Financial Statements (concluded)

The dividends declared on Preferred Shares for the period May 1, 2009 to May 31, 2009 for the Funds were as follows:

	Series	Dividends Declared

MuniEnhanced	A	$24,300
	B	$24,086
	C	$23,993
	D	$44,671

MuniHoldings Fund	A	$22,244
	B	$21,702
	C	$15,956

MuniHoldings Fund II	A	$16,772
	B	$17,055

MuniHoldings Insured	A	$25,270
	B	$26,606

Muni Intermediate	M-7	$64,948
	T-7	$86,877
	W-7	$64,291
	TH7	$86,108
	TH28	$45,268
	F7	$64,738

MuniVest Fund II	A	$21,957
	B	$21,953
	C	$21,270
	D	$49,896

The Funds’ distribution rates declared on June 1, 2009 were as follows:

Per Share Amount

MuniEnhanced	$0.0505
MuniHoldings Fund	$0.0835
MuniHoldings Fund II	$0.0755
MuniHoldings Insured	$0.0660
Muni Intermediate	$0.0655
MuniVest Fund II	$0.0835

On June 15, 2009, the Funds’ Boards approved the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares to be Redeemed	Aggregate Principal

MuniEnhanced	A	7/14/09	174	$4,350,000
	B	7/21/09	174	$4,350,000
	C	6/30/09	174	$4,350,000
	D	7/06/09	129	$3,225,000

MuniHoldings Fund	A	7/08/09	145	$3,625,000
	B	7/06/09	145	$3,625,000
	C	7/07/09	39	$975,000

MuniHoldings Fund II	A	7/08/09	119	$2,975,000
	B	7/06/09	119	$2,975,000

MuniHoldings Insured	A	7/06/09	144	$3,600,000
	B	7/07/09	144	$3,600,000

MuniVest Fund II	A	7/30/09	111	$2,775,000
	B	7/09/09	111	$2,775,000
	C	7/09/09	111	$2,775,000
	D	7/07/09	99	$2,475,000

The Funds will finance the Preferred Share redemptions with cash received from tender option bond transactions (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts).

76	ANNUAL REPORT	APRIL 30, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of:
BlackRock Apex Municipal Fund, Inc.
BlackRock MuniAssets Fund, Inc.
BlackRock MuniEnhanced Fund, Inc.
BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Fund II, Inc.
BlackRock MuniHoldings Insured Fund, Inc.
BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock MuniVest Fund II, Inc.
(Collectively, the “Funds”)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Apex Municipal Fund, Inc. as of April 30, 2009, and the related statements of operations for the period July 1, 2008 to April 30, 2009 and for the year ended June 30, 2008, the statements of changes in net assets for the period July 1, 2008 to April 30, 2009 and for each of the two years in the period ended June 30, 2008, and the financial highlights for the period July 1, 2008 to April 30, 2009 and for each of the five years in the period ended June 30, 2008. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniAssets Fund, Inc. as of April 30, 2009, and the related statements of operations for the period June 1, 2008 to April 30, 2009 and for the year ended May 31, 2008, the statements of changes in net assets for the period June 1, 2008 to April 30, 2009 and for each of the two years in the period ended May 31, 2008, and the financial highlights for the period June 1, 2008 to April 30, 2009 and for each of the five years in the period ended May 31, 2008. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniEnhanced Fund, Inc. as of April 30, 2009, and the related statements of operations for the period February 1, 2009 to April 30, 2009 and for the year ended January 31, 2009, the statement of cash flows for the year ended January 31, 2009, the statements of changes in net assets for the period February 1, 2009 to April 30, 2009 and for each of the two years in the period ended January 31, 2009, and the financial highlights for the period February 1, 2009 to April 30, 2009 and for each of the five years in the period ended January 31, 2009. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. as of April 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniHoldings Fund II, Inc. as of April 30, 2009, and the related statements of operations for the period August 1, 2008 to April 30, 2009 and for the year ended July 31, 2008, the related statement of cash flows for the period August 1, 2008 to April 30, 2009, the statements of changes in net assets for the period August 1, 2008 to April 30, 2009 and for each of the two years in the period ended July 31, 2008, and the financial highlights for the period August 1, 2008 to April 30, 2009 and for each of the three years in the period ended July 31, 2008. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Muni Intermediate Duration Fund, Inc. as of April 30, 2009, and the related statements of operations for the period June 1, 2008 to April 30, 2009 and for the year ended May 31, 2008, the statements of changes in net assets for the period June 1, 2008 to April 30, 2009 and for each of the two years in the period ended May 31, 2008, and the financial highlights for the period June 1, 2008 to April 30, 2009 and for each of the three years in the period ended May 31, 2008. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniVest Fund II, Inc. as of April 30, 2009, and the related statements of operations for the period November 1, 2008 to April 30, 2009 and for the year ended October 31, 2008, the statement of cash flows for the period November 1, 2008 to April 30, 2009, the statements of changes in net assets for the period November 1, 2008 to April 30, 2009 and for each of the two years in the period ended October 31, 2008, and the financial highlights for the period November 1, 2008 to April 30, 2009 and for each of the five years in the period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. for the year ended April 30, 2005 (before the restatement described in Note 7) were audited by other auditors whose report, dated June 10, 2005, expressed a qualified opinion on the financial highlights because of the errors described in Note 7. The financial highlights for BlackRock MuniHoldings Fund II, Inc. for each of the two years in the period ended July 31, 2005 (before the restatement described in Note 7) were audited by other auditors whose report, dated September 12, 2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 7. The financial highlights for BlackRock Muni Intermediate Duration Fund, Inc. for the year ended May 31, 2005 (before the restatement described in Note 7) were audited by other auditors whose report, dated July 13, 2005, expressed a qualified opinion on the financial highlights because of the errors described in Note 7. The financial highlights for BlackRock Muni Intermediate Duration Fund, Inc. for the period August 1, 2003 (commencement of operations) to May 31, 2004 were audited by other auditors whose report, dated July 13, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodians and brokers, where replies were not received from custodians and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

ANNUAL REPORT	APRIL 30, 2009	77

Report of Independent Registered Public Accounting Firm (concluded)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Apex Municipal Fund, Inc. as of April 30, 2009, the results of its operations for the period July 1, 2008 to April 30, 2009 and for the year ended June 30, 2008, the changes in net assets for the period July 1, 2008 to April 30, 2009 and for each of the two years in the period ended June 30, 2008, and the financial highlights for the period July 1, 2008 to April 30, 2009 and for each of the five years in the period ended June 30, 2008, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniAssets Fund, Inc. as of April 30, 2009, the results of its operations for the period June 1, 2008 to April 30, 2009 and for the year ended May 31, 2008, the changes in net assets for the period June 1, 2008 to April 30, 2009 and for each of the two years in the period ended May 31, 2008, and the financial highlights for the period June 1, 2008 to April 30, 2009 and for each of the five years in the period ended May 31, 2008, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniEnhanced Fund, Inc. as of April 30, 2009, the results of its operations for the period February 1, 2009 to April 30, 2009 and for the year ended January 31, 2009, the changes in net assets for the period February 1, 2009 to April 30, 2009 and for each of the two years in the period ended January 31, 2009, its cash flows for the year ended January 31, 2009, and the financial highlights for the period February 1, 2009 to April 30, 2009 and for each of the five years in the period ended January 31, 2009, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. as of April 30, 2009, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniHoldings Fund II, Inc. as of April 30, 2009, the results of its operations for the period August 1, 2008 to April 30, 2009 and for the year ended July 31, 2008, the changes in net assets for the period August 1, 2008 to April 30, 2009 and for each of the two years in the period ended July 31, 2008, its cash flows for the period August 1, 2008 to April 30, 2009 and for the year ended July 31, 2008, and the financial highlights for the period August 1, 2008 to April 30, 2009 and for each of the three years in the period ended July 31, 2008, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Muni Intermediate Duration Fund, Inc. as of April 30, 2009, the results of its operations for the period June 1, 2008 to April 30, 2009 and for the year ended May 31, 2008, the changes in net assets for the period June 1, 2008 to April 30, 2009 and for each of the two years in the period ended May 31, 2008, and the financial highlights for the period June 1, 2008 to April 30, 2009 and for each of the three years in the period ended May 31, 2008, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniVest Fund II, Inc. as of April 30, 2009, the results of its operations for the period November 1, 2008 to April 30, 2009 and for the year ended October 31, 2008, the changes in net assets for the period November 1, 2008 to April 30, 2009 and for each of the two years in the period ended October 31, 2008, its cash flows for the period November 1, 2008 to April 30, 2009, and the financial highlights for the period November 1, 2008 to April 30, 2009 and for each of the five years in the period ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights for the year ended April 30, 2005 for BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc., for each of the two years in the period ended July 31, 2005 for BlackRock Muni-Holdings Fund II, Inc., and for the year ended May 31, 2005 for BlackRock Muni Intermediate Duration Fund, Inc. to correct the errors described in Note 7. These adjustments are the responsibility of the Funds’ management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated financial highlights for the year ended April 30, 2005 for BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc., for each of the two years in the period ended July 31, 2005 for BlackRock MuniHoldings Fund II, Inc., and for the year ended May 31, 2005 for BlackRock Muni Intermediate Duration Fund, Inc. We did not perform any audit procedures designed to assess whether any additional adjustments to such financial highlights might be necessary in order for such financial highlights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to the financial highlights for the year ended April 30, 2005 for BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc., for each of the two years in the period ended July 31, 2005 for BlackRock MuniHoldings Fund II, Inc., and for the year ended May 31, 2005 for BlackRock Muni Intermediate Duration Fund, Inc. described in Note 7 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to such financial highlights other than with respect to the adjustments described in Note 7 and, accordingly, we do not express an opinion or any other form of assurance on such financial highlights.

Deloitte & Touche LLP
Princeton, New Jersey

June 26, 2009

78	ANNUAL REPORT	APRIL 30, 2009

Important Tax Information

All of the net investment income distributions paid by BlackRock Apex Municipal Fund, Inc., BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. during the taxable year ended April 30, 2009 qualify as tax-exempt interest dividends for federal income tax purposes.

The following table summarizes the taxable per share distributions paid by the following Funds during the taxable year ended April 30, 2009.

BlackRock MuniHoldings Fund, Inc.	Payable Date	Ordinary Income	Long-Term Capital Gains

Common Shareholders	12/31/2008	$0.001458	$0.015930

Preferred Shareholders:
Series A	12/10/2008	$0.88	$12.12
	12/17/2008	$0.91	$7.52
	12/24/2008	$0.06	$0.52

Series B	12/12/2008	$0.83	$9.15
	12/19/2008	$0.71	$7.72
	12/26/2008	$0.30	$3.17

Series C	12/09/2008	$1.17	$16.14
	12/16/2008	$0.93	$6.73

BlackRock MuniHoldings Fund II, Inc.	Payable Date	Ordinary Income

Common Shareholders	12/31/2008	$0.019911

Preferred Shareholders:
Series A	12/03/2008	$11.68
	12/10/2008	$13.00
	12/17/2008	$6.89

Series B	12/01/2008	$11.57
	12/08/2008	$10.65
	12/15/2008	$8.70

BlackRock Muni Intermediate Duration Fund, Inc.	Payable Date	Ordinary Income

Common Shareholders	12/31/2008	$0.003013

Preferred Shareholders:
Series TH7	12/19/2008	$4.84
Series TH28	12/19/2008	$5.15
Series W7	12/18/2008	$4.90
Series F7	12/15/2008	$4.81
Series T7	12/10/2008	$4.91
Series M7	12/09/2008	$4.84

BlackRock MuniVest Fund II, Inc.	Payable Date	Ordinary Income

Common Shareholders	12/31/2008	$0.004573

Preferred Shareholders:
Series A	12/18/2008	$6.13
Series B	12/26/2008	$6.01
Series C	12/18/2008	$5.67
Series D	12/23/2008	$6.40

All of the other net investment income distributions paid by the Funds qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	APRIL 30, 2009	79

Automatic Dividend Reinvestment Plans

How the Plan Works — The Funds offer a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by each Fund are automatically reinvested in additional Common Shares of each Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services for BlackRock MuniYield Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. and Computershare Trust Company, N.A. for BlackRock MuniYield Quality Fund, Inc. (individually, the “Plan Agent” or together, the “Plan Agents”). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Shares of the Fund. The Plan Agents will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, a Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agents will invest the dividend amount in newly issued shares. If a Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Shares of a Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in a Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by each Fund. However, brokerage commissions may be incurred when a Fund purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund’s shares are trading at a market premium, a Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of a Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at the following addresses: Shareholders of BlackRock Apex Municipal Fund, Inc., BlackRock MuniAssets Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Insured Fund, Inc., and BlackRock MuniVest Fund II, Inc. should contact BNY Mellon Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 and shareholders of BlackRock MuniEnhanced Fund, Inc. and BlackRock Muni Intermediate Duration Fund, Inc. should contact Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

80	ANNUAL REPORT	APRIL 30, 2009

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Senior Advisor since 2008 and Director since 1996, The Fremont Group; Adjunct Lecturer, Harvard University since 2007; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				106 Funds 103 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development, (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.

				106 Funds 103 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Formerly Member of the Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				106 Funds 103 Portfolios	None

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director and Member of the Audit Committee	Since 2007	Consultant/Investor since 1988.	106 Funds 103 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				106 Funds 103 Portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003.

				106 Funds 103 Portfolios	The McClatchy Company (publishing)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007	Formerly Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	106 Funds 103 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	106 Funds 103 Portfolios	BlackRock Kelso Capital Corp.

ANNUAL REPORT	APRIL 30, 2009	81

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	Since 2007

Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co-Director of Columbia Business School’s Entrepre-neurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				106 Funds 103 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				106 Funds 103 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1998 and Karen P. Robards, 1998.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

			175 Funds 285 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

			175 Funds 285 Portfolios.	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Effective January 1, 2009, Robert S. Salomon, Jr. retired as Director of the Funds. The Board wishes Mr. Salomon well in his retirement.

82	ANNUAL REPORT	APRIL 30, 2009

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Funds Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

Custodians
State Street Bank and Trust Company2
Boston, MA 02101

The Bank of New York Mellon3
New York, NY 10286

Transfer Agent
Common Shares:
Computershare Trust Companies, N.A.2
Providence, RI 02940

Auction Agent
Preferred Shares:
BNY Mellon Shareowner Services2
Jersey City, NJ 07310

Transfer Agent
Common Shares and Preferred Shares:
BNY Mellon Shareowner Services3
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Funds Address
BlackRock Closed-End Funds
c/o BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, DE 19809

[2]	For BlackRock MuniEnhanced Fund, Inc. and BlackRock Muni Intermediate Duration Fund, Inc.

[3]

For BlackRock Apex Municipal Fund, Inc., BlackRock MuniAssets Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Insured Fund, Inc. and BlackRock MuniVest Fund II, Inc.

ANNUAL REPORT	APRIL 30, 2009	83

Additional Information

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Board Approvals

On September 12, 2008, the Board of MuniHoldings Insured voted unanimously to change certain investment guidelines. Under normal market conditions, MuniHoldings Insured is required to invest at least 80% of its total assets in municipal bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. Historically, MuniHoldings Insured has had an additional non-fundamental investment policy limiting its purchase of insured municipal bonds to those bonds insured by insurance providers with claims-paying abilities rated AAA or Aaa at the time of investment.

Following the onset of the credit and liquidity crises currently troubling the financial markets, the applicable rating agencies lowered the claims-paying ability rating of most of the municipal bond insurance providers below the highest rating category. As a result, the Advisor recommended, and the Board approved, an amended policy with respect to the purchase of insured municipal bonds that such bonds must be insured by insurance providers or other entities with claims-paying abilities rated at least investment grade. This investment grade restriction is measured at the time of investment, and MuniHoldings Insured will not be required to dispose of municipal bonds it holds in the event of subsequent downgrades. The approved changes do not alter MuniHoldings Insured’s investment objective.

The Advisor and the Board believe the amended policies will allow the Advisor to better manage MuniHoldings Insured’s portfolio in the best interests of shareholders and to better meet its investment objective.

Effective September 13, 2008, following approval by the Funds’ Board and the applicable rating agencies, the Board amended the terms of the Funds’ Articles Supplementary, as applicable, in order to allow the Funds that have issued Preferred Shares to enter into TOB transactions, the proceeds of which were used to redeem a portion of the Funds’ Preferred Shares. Accordingly, the definition of Inverse Floaters was amended to incorporate the Funds’ permissible ratio of floating rate instruments into inverse floating rate instruments. Additionally, conforming changes and certain formula modifications concerning inverse floaters were made to the definitions of Moody’s Discount Factor and S&P Discount Factor, as applicable, to integrate the Funds’ investments in TOBs into applicable calculations.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

BlackRock MuniHoldings Fund, Inc.	$0.85346	$0.01593	—	$0.86939	98%	2%	0%	100%
BlackRock MuniHoldings Fund II, Inc.	$0.58691	—	—	$0.58691	100%	0%	0%	100%
BlackRock Muni Intermediate Duration Fund, Inc.	$0.64101	—	—	$0.64101	100%	0%	0%	100%
BlackRock MuniVest Fund II, Inc.	$0.43057	—	—	$0.43057	100%	0%	0%	100%

84	ANNUAL REPORT	APRIL 30, 2009

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

ANNUAL REPORT	APRIL 30, 2009	85

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

86	ANNUAL REPORT	APRIL 30, 2009

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain of the Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

#CEMUN18-4/09

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniEnhanced Fund, Inc.	$23,200	$33,300	$3,500	$3,500	$6,100	$6,100	$0	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniEnhanced Fund, Inc.	$417,100	$415,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio

Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2009.

(a)(1)

The registrant (or “Fund”) is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Walter O’Connor, Managing Director at BlackRock and Michael A. Kalinoski, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel, O’Connor and Kalinoski have been members of the registrant’s portfolio management team since 2006, 2006 and 2000, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Michael A. Kalinoski	Director of BlackRock, Inc. since 2006; Director of MLIM from 1999 to 2006.

(a)(2)	As of April 30, 2009:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	76	0	0	0	0	0
	$17.16 Billion	$0	$0	$0	$0	$0
Walter O’Connor	76	0	0	0	0	0
	$17.16 Billion	$0	$0	$0	$0	$0
Michael A. Kalinoski	6	0	0	0	0	0
	$2.63 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of April 30, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

      Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel, O’Connor and Kalinoski have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

          Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Messrs. Jaeckel, O’Connor and Kalinoski are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – April 30, 2009.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None
Michael A. Kalinoski	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniEnhanced Fund, Inc.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock MuniEnhanced Fund, Inc.

Date: June 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: June 19, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: June 19, 2009